STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2006


AXP(R) California Tax-Exempt Trust
     RiverSource(SM) California Tax-Exempt Fund
AXP Dimensions Series, Inc.
     RiverSource(SM) New Dimensions Fund(R)
AXP Discovery Series, Inc.
     RiverSource Core Bond Fund
     RiverSource Discovery Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund
     RiverSource Limited Duration Bond Fund
AXP Equity Series, Inc.
     RiverSource Mid Cap Growth Fund
AXP Fixed Income Series, Inc.
     RiverSource Diversified Bond Fund
AXP Global Series, Inc.
     RiverSource Emerging Markets Fund
     RiverSource Global Balanced Fund
     RiverSource Global Bond Fund
     RiverSource Global Equity Fund
     RiverSource Global Technology Fund
AXP Government Income Series, Inc.
     RiverSource Short Duration
         U.S. Government Fund
     RiverSource U.S. Government Mortgage Fund
AXP Growth Series, Inc.
     RiverSource Disciplined Equity Fund
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
AXP High Yield Income Series, Inc.
     RiverSource High Yield Bond Fund
AXP High Yield Tax-Exempt Series, Inc.
     RiverSource Tax-Exempt High Income Fund
AXP Income Series, Inc.
     RiverSource Selective Fund
AXP International Series, Inc.
     RiverSource European Equity Fund
     RiverSource International Opportunity Fund
AXP Investment Series, Inc.
     RiverSource Balanced Fund
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
AXP Managed Series, Inc.
     RiverSource Strategic Allocation Fund
AXP Market Advantage Series, Inc.
     RiverSource Portfolio Builder Aggressive Fund
     RiverSource Portfolio Builder Conservative Fund
     RiverSource Portfolio Builder Moderate Fund
     RiverSource Portfolio Builder Moderate
         Aggressive Fund
     RiverSource Portfolio Builder Moderate
         Conservative Fund
     RiverSource Portfolio Builder Total Equity Fund
     RiverSource S&P 500 Index Fund
     RiverSource Small Company Index Fund
AXP Money Market Series, Inc.
     RiverSource Cash Management Fund
AXP Partners International Series, Inc.
     RiverSource International Aggressive
         Growth Fund
     RiverSource International Equity Fund
     RiverSource International Select Value Fund
     RiverSource International Small Cap Fund
AXP Partners Series, Inc.
     RiverSource Aggressive Growth Fund
     RiverSource Fundamental Growth Fund
     RiverSource Fundamental Value Fund
     RiverSource Select Value Fund
     RiverSource Small Cap Equity Fund
     RiverSource Small Cap Value Fund
     RiverSource Value Fund
AXP Sector Series, Inc.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund
AXP Selected Series, Inc.
     RiverSource Precious Metals Fund
AXP Special Tax-Exempt Series Trust
     RiverSource Insured Tax-Exempt Fund
     RiverSource Massachusetts Tax-Exempt Fund
     RiverSource Michigan Tax-Exempt Fund
     RiverSource Minnesota Tax-Exempt Fund
     RiverSource New York Tax-Exempt Fund
     RiverSource Ohio Tax-Exempt Fund
AXP Stock Series, Inc.
     RiverSource Stock Fund
AXP Strategy Series, Inc.
     RiverSource Equity Value Fund
     RiverSource Small Cap Advantage Fund
     RiverSource Small Cap Growth Fund
     RiverSource Strategy Aggressive Fund
AXP Tax-Exempt Series, Inc.
     RiverSource Intermediate Tax-Exempt Fund
     RiverSource Tax-Exempt Bond Fund
AXP Tax-Free Money Series, Inc.
     RiverSource Tax-Exempt Money Market Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current prospectus that may be obtained, without charge, from your financial advisor, or by writing to RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 or by calling (800) 862-7919.


Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. The current prospectus for each of the funds also is incorporated in this SAI by reference.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below.

TABLE OF CONTENTS


Mutual Fund Checklist .........................................................................................p. 4
Fundamental and Nonfundamental Investment Policies.............................................................p. 7
Investment Strategies and Types of Investments ...............................................................p. 17
Information Regarding Risks and Investment Strategies ........................................................p. 19
Securities Transactions ......................................................................................p. 43
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager .................................p. 55
Valuing Fund Shares ..........................................................................................p. 59
Portfolio Holdings Disclosure ................................................................................p. 67
Proxy Voting .................................................................................................p. 69
Investing in a Fund ..........................................................................................p. 70
Selling Shares ...............................................................................................p. 75
Pay-out Plans ................................................................................................p. 76
Capital Loss Carryover........................................................................................p. 77
Taxes ........................................................................................................p. 80
Agreements....................................................................................................p. 84
Organizational Information ..................................................................................p. 151
Board Members and Officers ..................................................................................p. 155
Control Persons and Principal Holders of Securities..........................................................p. 166
Independent Registered Public Accounting Firm................................................................p. 177
Appendix A:  Description of Ratings..........................................................................p. 178
Appendix B:  State Risk Factors..............................................................................p. 184
Appendix C:  Insured Tax-Exempt Fund.........................................................................p. 185
Appendix D:  Additional Information about the S&P 500 Index..................................................p. 187



Statement of Additional Information - March 1, 2006                       Page 2

LIST OF TABLES


1.    Fund Fiscal Year Ends and Investment Categories.....................................5
1A.   Master/Feeder Funds.................................................................6
2.    Fundamental Policies................................................................7
3.    Nonfundamental Policies............................................................11
4.    Investment Strategies and Types of Investments.....................................17
5.    Total Brokerage Commissions........................................................45
6.    Brokerage Directed for Research and Turnover Rates.................................47
7.    Securities of Regular Brokers or Dealers...........................................49
8.    Brokerage Commissions Paid to Investment Manager or Affiliates.....................56
9.    Valuing Fund Shares................................................................59
10.   Class A Sales Charge...............................................................70
11.   Public Offering Price..............................................................71
12.   Capital Loss Carryover.............................................................77
13.   Corporate Deduction and Qualified Dividend Income..................................81
14.   Investment Management Services Agreement Fee Schedule..............................84
15.   Lipper Indexes.....................................................................93
16.   Performance Incentive Adjustment Calculation.......................................95
17.   Management Fees and Nonadvisory Expenses...........................................95
18.   Subadvisers and Subadvisory Agreement Fee Schedules................................98
19.   Subadvisory Fees..................................................................101
20.   Portfolio Managers................................................................103
21.   Administrative Services Agreement Fee Schedule....................................141
22.   Administrative Fees...............................................................143
23.   Sales Charges Paid to Distributor.................................................146
24.   12b-1 Fees........................................................................149
25.   Fund History Table for All Publicly Offered RiverSource Funds.....................152
26.   Board Members.....................................................................155
27.   Fund Officers.....................................................................156
28.   Committee Meetings................................................................157
29.   Board Member Holdings - All Funds.................................................158
30.   Board Member Holdings - Individual Funds..........................................158
31.   Board Member Compensation - All Funds.............................................161
32.   Board Member Compensation - Individual Funds......................................161
32A.  Board Member Compensation - Master Portfolios.....................................165
33.   Control Persons and Principal Holders of Securities...............................166



Statement of Additional Information - March 1, 2006                       Page 3

MUTUAL FUND CHECKLIST

     - Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     - Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     -    A higher rate of return typically involves a higher risk of loss.

     -    Past performance is not a reliable indicator of future performance.

     -    ALL mutual funds have costs that lower investment return.

     - You can buy some mutual funds by contacting them directly. Others, like these, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     - Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

DEVELOP A FINANCIAL PLAN
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your financial advisor or investment professional at least once a year or more frequently if your circumstances change.

DOLLAR-COST AVERAGING
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

REGULAR       MARKET PRICE      SHARES
INVESTMENT     OF A SHARE      ACQUIRED
---------------------------------------
  $ 100         $  6.00          16.7
    100            4.00          25.0
    100            4.00          25.0
    100            6.00          16.7
    100            5.00          20.0
  $ 500         $ 25.00         103.4

AVERAGE MARKET PRICE OF A SHARE OVER 5 PERIODS:   $5.00 ($25.00 DIVIDED BY 5)
THE AVERAGE PRICE YOU PAID FOR EACH SHARE:        $4.84 ($500 DIVIDED BY 103.4)

DIVERSIFY
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

UNDERSTAND YOUR INVESTMENT
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.


Statement of Additional Information - March 1, 2006                       Page 4

The table that follows lists each fund's fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

            TABLE 1. FUND FISCAL YEAR ENDS AND INVESTMENT CATEGORIES

                FUND                                FISCAL YEAR END                FUND INVESTMENT CATEGORY
----------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   May 31                         Equity
Balanced                                            September 30                   Balanced
California Tax-Exempt                               June 30                        State tax-exempt bond
Cash Management                                     July 31                        Taxable money market
Core Bond                                           July 31                        Taxable bond
Disciplined Equity                                  July 31                        Equity
Discovery                                           July 31                        Equity
Diversified Bond                                    August 31                      Taxable bond
Diversified Equity Income                           September 30                   Equity
Dividend Opportunity                                June 30                        Equity
Emerging Markets                                    October 31                     Equity
Equity Value                                        March 31                       Equity
European Equity                                     October 31                     Equity
Fundamental Growth                                  May 31                         Equity
Fundamental Value                                   May 31                         Equity
Global Balanced                                     October 31                     Balanced
Global Bond                                         October 31                     Taxable bond
Global Equity                                       October 31                     Equity
Global Technology                                   October 31                     Equity
Growth                                              July 31                        Equity
High Yield Bond                                     May 31                         Taxable bond
Income Opportunities                                July 31                        Taxable bond
Inflation Protected Securities                      July 31                        Taxable bond
Insured Tax-Exempt                                  June 30                        Tax-exempt bond
Intermediate Tax-Exempt                             November 30                    Tax-exempt bond
International Aggressive Growth                     October 31                     Equity
International Equity                                October 31                     Equity
International Opportunity                           October 31                     Equity
International Select Value                          October 31                     Equity
International Small Cap                             October 31                     Equity
Large Cap Equity                                    July 31                        Equity
Large Cap Value                                     July 31                        Equity
Limited Duration Bond                               July 31                        Taxable bond
Massachusetts Tax-Exempt                            June 30                        State tax-exempt bond
Michigan Tax-Exempt                                 June 30                        State tax-exempt bond
Mid Cap Growth                                      November 30                    Equity
Mid Cap Value                                       September 30                   Equity
Minnesota Tax-Exempt                                June 30                        State tax-exempt bond
New Dimensions                                      July 31                        Equity
New York Tax-Exempt                                 June 30                        State tax-exempt bond
Ohio Tax-Exempt                                     June 30                        State tax-exempt bond
Portfolio Builder Aggressive                        January 31                     Funds-of-funds - equity
Portfolio Builder Conservative                      January 31                     Funds-of-funds - bond
Portfolio Builder Moderate                          January 31                     Funds-of-funds - equity
Portfolio Builder Moderate Aggressive               January 31                     Funds-of-funds - equity


Statement of Additional Information - March 1, 2006                       Page 5

                FUND                                FISCAL YEAR END                FUND INVESTMENT CATEGORY
----------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative             January 31                     Funds-of-funds - bond
Portfolio Builder Total Equity                      January 31                     Funds-of-funds - equity
Precious Metals                                     March 31                       Equity
Real Estate                                         June 30                        Equity
S&P 500 Index                                       January 31                     Equity
Select Value                                        May 31                         Equity
Selective                                           May 31                         Taxable bond
Short Duration U.S. Government                      May 31                         Taxable bond
Small Cap Advantage                                 March 31                       Equity
Small Cap Equity                                    May 31                         Equity
Small Cap Growth                                    March 31                       Equity
Small Cap Value                                     May 31                         Equity
Small Company Index                                 January 31                     Equity
Stock                                               September 30                   Equity
Strategic Allocation                                September 30                   Balanced
Strategy Aggressive                                 March 31                       Equity
Tax-Exempt Bond                                     November 30                    Tax-exempt bond
Tax-Exempt High Income                              November 30                    Tax-exempt bond
Tax-Exempt Money Market                             December 31                    Tax-exempt money market
U.S. Government Mortgage                            May 31                         Taxable bond
Value                                               May 31                         Equity

MASTER/FEEDER FUNDS

Each fund listed in the following table pursues its investment objective by investing all of its assets in a separate investment company (a portfolio) as shown in the table, rather than investing directly in and managing its own portfolio of securities. The portfolio has the same investment objectives, policies, and restrictions as the fund. References in this SAI, where applicable, refer to the fund and portfolio, collectively; to the fund, singularly; or to the portfolio, singularly.


The Board of each feeder fund has determined that it is in the best interests of shareholders to withdraw the fund's assets from the master/feeder structure. The necessary steps to finalize the withdrawal are expected to be completed in early 2006. After that date, each feeder fund will invest directly in and manage its own portfolio of securities rather than investing in a master portfolio. RiverSource Investments, the investment manager to the master portfolio, will continue to serve as investment manager to the fund under the same terms and conditions.


                          TABLE 1A. MASTER/FEEDER FUNDS


                 FEEDER FUND                     MASTER PORTFOLIO
                 -------------------------------------------------
                 New Dimensions                  Growth Trends
                 Selective                       Quality Income
                 Stock                           Equity


FUNDS-OF-FUNDS

Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.


Statement of Additional Information - March 1, 2006                       Page 6

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES


Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND:  The fund will not:

     - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

     - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

     - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

ADDITIONALLY FOR CASH MANAGEMENT THE FUND WILL NOT:

     - Buy on margin or sell short or deal in options to buy or sell securities.

     - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET THE FUND WILL NOT:

     -    Buy on margin or sell short.

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A shaded box indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.


                          TABLE 2. FUNDAMENTAL POLICIES


The fund will not:



                                A           B             C               D                  E                F              G
                           BUY OR SELL  BUY OR SELL  ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN  CONCENTRATE  IN   INVEST LESS
            FUND           REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth               A1         B1             C1             D1                 E1                F1
Balanced                        A1         B1                            D1                 E1                F1
California Tax-Exempt           A1         B1                                                                                G1
Cash Management                 A3         A3                            D1                 E1
Core Bond                       A1         B1             C1             D1                 E1                F1
Disciplined Equity              A1         B1             C1             D1                 E1                F1
Discovery                       A1         B1                            D2                 E2                F1
Diversified Bond                A1         B1                            D1                 E1                F1
Diversified Equity Income       A1         B1                            D1                 E1                F1
Dividend Opportunity            A1         B1                            D1                 E1
Emerging Markets                A1         B1             C1             D1                 E1                F1



Statement of Additional Information - March 1, 2006                       Page 7

                                A          B              C               D                 E                 F              G
                           BUY OR SELL  BUY OR SELL  ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN  CONCENTRATE  IN   INVEST LESS
            FUND           REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
------------------------------------------------------------------------------------------------------------------------------------
Equity Value                    A1          B1            C1             D1                 E1                F1
European Equity                 A1          B1            C1                                                  F1
Fundamental Growth              A1          B1            C1             D1                 E1                F1
Fundamental Value               A1          B3            C1             D1                 E1                F1
Global Balanced                 A1          B1            C1             D2                 E2                F1
Global Bond                     A1          B1            C1             D1                                   F1
Global Equity                   A1          B1            C1             D1                 E1                F1
Global Technology               A1          B1            C1
Growth                          A1          B1                           D1                 E1                F1
High Yield Bond                 A1          B1            C1             D1                 E1                F1
Income Opportunities            A1          B1            C1             D1                 E1                F1
Inflation Protected             A1          B1            C1                                                  F1
Securities
Insured Tax-Exempt              A1          B1                                              E2                               G3
Intermediate Tax-Exempt         A1          B1                           D1                 E1                             G4(i)
International                   A1          B3            C1             D1                 E1                F1
Aggressive Growth
International Equity            A1          B3            C1             D1                 E1                F1
International Opportunity       A1          B1            C1             D1                 E1                F1
International Select Value      A1          B3            C1             D1                 E1                F1
International Small Cap         A1          B3            C1             D1                 E1                F1
Large Cap Equity                A1          B1            C1             D1                 E1                F1
Large Cap Value                 A1          B3            C1             D1                 E1                F1
Limited Duration Bond           A1          B1            C1             D1                 E1                F1
Massachusetts Tax-Exempt        A1          B1                                                                               G1
Michigan Tax-Exempt             A1          B1                                                                               G1
Mid Cap Growth                  A1          B1                           D1                 E1                F1
Mid Cap Value                   A1          B1            C1             D1                 E1                F1
Minnesota Tax-Exempt            A1          B1                                                                               G1
New Dimensions                  A1          B1                           D2                 E2                F1
New York Tax-Exempt             A1          B1                                                                               G1
Ohio Tax-Exempt                 A1          B1                                                                               G1
Portfolio Builder               A1          B1            C1                                                  F2
Aggressive*
Portfolio Builder               A1          B1            C1                                                  F2
Conservative*
Portfolio Builder Moderate*     A1          B1            C1                                                  F2
Portfolio Builder               A1          B1            C1                                                  F2
Moderate Aggressive*
Portfolio Builder               A1          B1            C1                                                  F2
Moderate Conservative*
Portfolio Builder               A1          B1            C1                                                  F2
Total Equity*
Precious Metals                 A1        B1(ii)          C1                                                  F3
Real Estate                     A1          B1            C1
S&P 500 Index                   A1          B1            C1                                                  F4
Select Value                    A1          B3            C1             D1                 E1                F1



Statement of Additional Information - March 1, 2006                       Page 8

                                A          B              C               D                 E                 F              G
                           BUY OR SELL  BUY OR SELL  ISSUE SENIOR    BUY MORE THAN   INVEST MORE THAN  CONCENTRATE  IN   INVEST LESS
            FUND           REAL ESTATE  COMMODITIES   SECURITIES   10% OF AN ISSUER  5% IN AN ISSUER   ANY ONE INDUSTRY   THAN 80%
------------------------------------------------------------------------------------------------------------------------------------
Selective                       A1         B1            C1              D2                 E2                F1
Short Duration                  A1         B1            C1              D1                 E1                F1
U.S. Government
Small Cap Advantage             A1         B1            C1              D1                 E1                F1
Small Cap Equity                A1         B3            C1              D1                 E1                F1
Small Cap Growth                A1         B1            C1              D1                 E1                F1
Small Cap Value                 A1         B3            C1                                                   F1
Small Company Index             A1         B1                            D1                 E1                F1
Stock                           A1         B1                            D2                 E2                F1
Strategic Allocation            A1         B1            C1              D1                 E1                F1
Strategy Aggressive             A1         B1            C1              D2                 E2                F1
Tax-Exempt Bond                 A1         B1                            D1                 E1                            G4(iii)
Tax-Exempt High Income          A1         B1                            D1                 E1                               G2
Tax-Exempt Money Market         A2         B2                            D1                 E1                               G4
U.S. Gov't Mortgage             A1         B1            C1              D1                 E1                F1
Value                           A1         B3            C1              D1                 E1                F1



    * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

  (i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
 (ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.

A.   BUY OR SELL REAL ESTATE
     A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

     A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

     A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B.  BUY OR SELL PHYSICAL COMMODITIES
     B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

     B2 -    The fund will not invest in commodities or commodity contracts.

     B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C.   ISSUE SENIOR SECURITIES
     C1 - The fund will not issue senior securities, except as permitted under the 1940 Act.

Statement of Additional Information - March 1, 2006                       Page 9

D.   BUY MORE THAN 10% OF AN ISSUER
     D1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

     D2 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer.

E.   INVEST MORE THAN 5% IN AN ISSUER
     E1 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

     E2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.
F.   CONCENTRATE
     F1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

     F2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

     F3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

     F4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

G.   INVEST LESS THAN 80%
     G1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

     G2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

     G3 - The fund will not under normal market conditions, invest less than 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government

     G4 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

Statement of Additional Information - March 1, 2006                      Page 10

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The chart below shows nonfundamental policies that are in addition to those described in the prospectus. The chart indicates whether or not the fund has a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                        TABLE 3. NONFUNDAMENTAL POLICIES

   The following are guidelines that may be changed by the Board at any time:


                                      A         B          C         D        E          F          G          H            I
                                  DEPOSIT   ILLIQUID              MARGIN,   MONEY    INVESTING
                                    ON     SECURITIES; INVESTMENT SELLING   MARKET   TO CONTROL  FOREIGN      DEBT      TAX-EXEMPT
                FUND              FUTURES   BULLION    COMPANIES   SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES   SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                    A1        B1          C1        D7        E1        F1        G1-15%       H8
Balanced                             A1        B1          C1        D3        E1        F1        G1-25%
California Tax-Exempt                A1        B1                    D6                                         H18      I1, I4, I7
Cash Management                                B2          C1       See                                         H17
                                                                  Table 2
Core Bond                            A1        B1          C1        D3        E1        F1        G1-15%
Disciplined Equity                   A1        B1          C1        D7        E1        F1        G1-20%       H7
Discovery                            A1        B1          C1        D8        E1        F1        G1-25%       H7
                                                                                                     (i)
Diversified Bond                     A1        B1          C1        D7        E1        F1
Diversified Equity Income            A1        B1          C1        D3        E1        F1        G1-25%       H12
Dividend Opportunity                 A1        B1          C1        D3        E1        F1        G1-25%       H5
Emerging Markets                     A1        B1          C1        D1        E1        F1        G1-100%    H1, H8
Equity Value                         A1        B1          C1        D3        E1        F1        G1-25%    H13, H15
European Equity                      A1        B1                    D7                            G1-100%
Fundamental Growth                   A1        B1          C1        D7        E1        F1        G1-15%       H8
Fundamental Value                    A1        B1          C1        D1        E1
Global Balanced                      A1        B1          C1        D1        E1        F1        G1-100%    H15(ii)
Global Bond                          A1        B1          C1        D1        E1        F1        G1-100%      H15
Global Equity                        A1        B1          C1        D1        E1        F1        G1-100%    H1, H7
Global Technology                    A1        B1          C1        D1        E1        F1        G1-100%    H1, H7
Growth                               A1        B1          C1        D7        E1        F1        G1-25%       H5
High Yield Bond                      A1        B1          C1        D6        E1        F1        G1-25%
Income Opportunities                 A1        B1          C1        D3        E1        F1        G1-25%
Inflation Protected Securities       A1        B1          C1        D3                            G1-15%
Insured Tax-Exempt                   A1        B1          J2        D6                                      H2, H18,    I1, I5, I7,
                                                                                                             H19, H20      I8, I9
Intermediate Tax-Exempt              A1        B1          J2        D2                                         H11      I2, I3, I6,
                                                                                                                             I7
International                        A1        B1          C1        D1        E1                  G1-100%
Aggressive Growth
International Equity                 A1        B1          C1        D1        E1                  G1-100%
International Opportunity            A1        B1          C1        D1        E1        F1        G3-100%

                                      J           K            L
                                               INVEST
                                    EQUITY      WHILE     DIVERSIFI-
                FUND              SECURITIES  BORROWING     CATION
--------------------------------------------------------------------
Aggressive Growth
Balanced
California Tax-Exempt
Cash Management
Core Bond
Disciplined Equity
Discovery
Diversified Bond
Diversified Equity Income
Dividend Opportunity
Emerging Markets
Equity Value
European Equity                                              L1, L2
Fundamental Growth
Fundamental Value                                  K1
Global Balanced
Global Bond
Global Equity
Global Technology
Growth
High Yield Bond                       J1
Income Opportunities
Inflation Protected Securities
Insured Tax-Exempt                    J2
Intermediate Tax-Exempt               J2
International
Aggressive Growth
International Equity
International Opportunity



Statement of Additional Information - March 1, 2006                      Page 11

                                      A         B          C         D        E          F          G          H            I
                                  DEPOSIT   ILLIQUID              MARGIN,   MONEY    INVESTING
                                    ON     SECURITIES; INVESTMENT SELLING   MARKET   TO CONTROL  FOREIGN      DEBT      TAX-EXEMPT
                FUND              FUTURES   BULLION    COMPANIES   SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES   SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
International Select Value           A1        B1          C1        D1        E1                  G1-100%
International Small Cap              A1        B1          C1        D1        E1                  G1-100%
Large Cap Equity                     A1        B1          C1        D7        E1        F1        G1-20%       H7
Large Cap Value                      A1        B1          C1        D1        E1        F1        G1-20%       H8
Limited Duration Bond                A1        B1          C1        D3        E1        F1        G1-15%
Massachusetts                        A1        B1                    D6                                         H18      I1, I4, I7
Tax-Exempt
Michigan Tax-Exempt                  A1        B1                    D6                                         H18      I1, I4, I7
Mid Cap Growth                       A1        B1          C1        D1        E1        F1        G1-15%       H6
Mid Cap Value                        A1        B1          C1        D3        E1        F1        G1-25%       H9
Minnesota Tax-Exempt                 A1        B1                    D6                                         H18      I1, I4, I7
New Dimensions                       A1        B1          C1        D7        E1        F1        G1-30%       H7
New York Tax-Exempt                  A1        B1                    D6                                         H18      I1, I4, I7
Ohio Tax-Exempt                      A1        B1                    D6                                         H18      I1, I4, I7
Portfolio Builder Aggressive*        A1        B1                    D7
Portfolio Builder Conservative*      A1        B1                    D7
Portfolio Builder Moderate *         A1        B1                    D7
Portfolio Builder Moderate           A1        B1                    D7
Aggressive*
Portfolio Builder Moderate           A1        B1                    D7
Conservative*
Portfolio Builder                    A1        B1                    D7
Total Equity*
Precious Metals                      A1      B1, B3        C1        D7        E1        F1          G2     H7(ii), H21
Real Estate                          A1        B1          C1        D7                            G1-10%
S&P 500 Index                        A1        B1                    D3
Select Value                         A1        B1          C1        D1        E1                  G1-20%       H4
Selective                            A1        B1          C1        D6        E1        F1        G1-25%       H5
Short Duration                       A1        B1          C1        D9        E1        F1
U.S. Government
Small Cap Advantage                  A1        B1          C1        D1        E1
Small Cap Equity                     A2        B1          C1        D1        E1                  G1-15%
Small Cap Growth                     A1        B1          C1        D1        E1
Small Cap Value                      A1        B1          C1        D1        E1
Small Company Index                  A1        B1          C1        D4        E1        F1
Stock                                A1        B1          C1        D7        E1        F1        G1-25%     H7, H16
Strategic Allocation                 A1        B1          C1        D3                  F1        G1-50%     H3, H10
Strategy Aggressive                  A1        B1          C1        D3        E1        F1        G1-25%      H13,
                                                                                                              H15(ii)
                                      J           K            L
                                               INVEST
                                    EQUITY      WHILE     DIVERSIFI-
                FUND              SECURITIES  BORROWING     CATION
--------------------------------------------------------------------
International Select Value                        K1
International Small Cap
Large Cap Equity
Large Cap Value
Limited Duration Bond
Massachusetts
Tax-Exempt
Michigan Tax-Exempt
Mid Cap Growth
Mid Cap Value
Minnesota Tax-Exempt
New Dimensions
New York Tax-Exempt
Ohio Tax-Exempt
Portfolio Builder Aggressive*
Portfolio Builder Conservative*
Portfolio Builder Moderate *
Portfolio Builder Moderate
Aggressive*
Portfolio Builder Moderate
Conservative*
Portfolio Builder
Total Equity*
Precious Metals                                               L1
Real Estate
S&P 500 Index                                               L1, L2
Select Value
Selective
Short Duration
U.S. Government
Small Cap Advantage
Small Cap Equity                                  K1
Small Cap Growth
Small Cap Value                                   K1        L1, L2
Small Company Index
Stock
Strategic Allocation
Strategy Aggressive



Statement of Additional Information - March 1, 2006                      Page 12

                                      A         B          C         D        E          F          G          H            I
                                  DEPOSIT   ILLIQUID              MARGIN,   MONEY    INVESTING
                                    ON     SECURITIES; INVESTMENT SELLING   MARKET   TO CONTROL  FOREIGN      DEBT      TAX-EXEMPT
                FUND              FUTURES   BULLION    COMPANIES   SHORT  SECURITIES OR MANAGE  SECURITIES SECURITIES   SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                      A1        B1          J2        D2                                         H22          I2
Tax-Exempt High Income               A1        B1                    D2                                                    I2, I3
Tax-Exempt                                   B1(iii)
Money Market
U.S. Gov't Mortgage                  A1        B1          C1        D9        E1        F1
Value                                A1        B1          C2        D1        E1                  G1-25%       H14

                                      J           K            L
                                               INVEST
                                    EQUITY      WHILE     DIVERSIFI-
                FUND              SECURITIES  BORROWING     CATION
--------------------------------------------------------------------
Tax-Exempt Bond                       J2
Tax-Exempt High Income
Tax-Exempt
Money Market
U.S. Gov't Mortgage
Value                                              K1


    * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.

  (i) The fund has no current intention of investing more than 5% of its total assets in foreign securities.
 (ii) Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.
(iii) In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the Board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligation.

A.   DEPOSIT ON FUTURES/PREMIUMS ON OPTIONS

     A1 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

     A2 - No more than 5% of the fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures other than for bona fide hedging purposes (within the meaning of the rules of the Commodities Futures Trading Commission).

B.   ILLIQUID SECURITIES
     B1 - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

     B2 - The fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required.
             A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

     B3 - The fund may invest up to 10% of its total assets in gold and silver bullion, other precious metals, strategic metals and other metals occurring naturally with such metals and securities convertible into metals. The fund will invest only in metals and securities convertible into metals that are readily marketable.


C.   INVESTMENT COMPANIES
     C1 - The fund will not invest more than 10% of its total assets in the securities of investment companies.

     C2 - The fund will not invest more than 10% of its total assets in the securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.

D.   MARGIN/SELLING SHORT
     D1 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in derivative instruments.

     D2 - The fund will not buy on margin or sell short, except that the fund may use derivative instruments.

     D3 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in futures contracts.


Statement of Additional Information - March 1, 2006                      Page 13

     D4 - The fund will not buy on margin or sell short, except the fund may make margin payments in connection with transactions in options, futures contracts and other financial instruments.

     D5 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in interest rate futures contracts.

     D6 - The fund will not buy on margin or sell short, except the fund may enter into interest rate futures contracts.

     D7 - The fund will not buy on margin or sell securities short, except the fund may make margin payments in connection with transactions in stock index futures contracts.

     D8 - The fund will not buy on margin, except the fund may make margin payments in connection with transactions in stock index futures contracts.

     D9 - The fund will not buy on margin, except the fund may make margin payments in connection with interest rate futures contracts.

E.   MONEY MARKET SECURITIES
     E1 - Ordinarily, less than 25% of the fund's total assets are invested in money market instruments.

F.   INVESTING TO CONTROL OR MANAGE
     F1 -    The fund will not invest in a company to control or manage it.

G.   FOREIGN SECURITIES
     G1 - The fund may invest its total assets, up to the amount shown, in foreign investments.

     G2 - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.


     G3 - The fund may invest its total assets, up to the amount shown, in foreign investments. Investments in U.S. issuers generally will constitute less than 20% of the fund's total assets.


H.   DEBT SECURITIES
     H1 -    The fund may invest up to 20% of its net assets in bonds.

     H2 - The fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent.

     H3 - The fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

     H4 - The fund normally will purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least BBB by S&P or, in the case of unrated securities, judged by the subadviser to be of comparable quality. The fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of B and provided also that the total investment in such securities remains below 15% of the fund's assets.

     H5 - The fund may not purchase debt securities rated below investment grade.

     H6 - The fund only invests in bonds given the four highest ratings by Moody's or by S&P or in bonds of comparable quality in the judgment of the investment manager.

     H7 - The fund will not invest more than 5% of its net assets in bonds below investment grade.

     H8 - The fund may invest up to 10% of its net assets in bonds rated below investment grade.

     H9 - No more than 10% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

     H10 - No more than 15% of the fund's total assets will be invested in below investment-grade debt securities.


Statement of Additional Information - March 1, 2006                      Page 14

     H11 - The fund may invest 20% of its net assets in bonds rated or considered below investment grade (less than BBB/Baa).

     H12 - No more than 20% of the fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

     H13 - The fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

     H14 - No more than 10% of the fund's assets will be held in debt securities rated BB/Ba or lower.

     H15 - The fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality).

     H16 - The fund will not purchase securities rated below C by Moody's or S&P, or the equivalent.

     H17 - The fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the Board to be of comparable quality. The fund also may invest up to 5% of its total assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

     H18 - No more than 10% of the fund's net assets will be held in inverse floaters.

     H19 - The fund may purchase securities rated Aaa by Moody's or AAA by S&P. In addition, the fund may purchase other securities, provided the securities are insured.

     H20 - Under normal market conditions, at least 65% of the fund's total assets will be invested in securities that are insured and have a maturity of more than one year.

     H21 - In the event economic, political or financial conditions adverse to gold or metals industries or the metals themselves occur, the fund temporarily may invest over 75% of its total assets in U.S. government securities or investment-grade short-term obligations (denominated either in foreign currencies or U.S. dollars).

     H22 - At least 75% of the fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's, S&P, or Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the fund's remaining investments may be in unrated bonds and other debt securities that, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated.

I.   TAX-EXEMPT SECURITIES
     I1 - If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.

     I2 - Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions, where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes.

     I3 - The fund may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.

     I4 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.

     I5 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.


Statement of Additional Information - March 1, 2006                      Page 15

     I6 - The fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

     I7 - A portion of the fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the fund will limit its investments in these bonds to 20% of its net assets.

     I8 - Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.

     I9 - Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent, each tax-exempt security purchased by the fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by MBIA Insurance Corporation, Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.

J.   EQUITY SECURITIES
     J1 - The fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

     J2 - The fund will not invest in voting securities or securities of investment companies.

K.   INVEST WHILE BORROWING
     K1 - The fund will not make additional investments while any borrowing remains outstanding.

L.   DIVERSIFICATION
     L1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation.

     L2 - The fund will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies and except up to 25% of the fund's total assets may be invested without regard to this 5% limitation.


Statement of Additional Information - March 1, 2006                      Page 16

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table.
See Table 1 for fund categories.

             TABLE 4. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


                                                                                      TAXABLE  TAX-EXEMPT                STATE
                                                           FUNDS-OF-FUNDS -  TAXABLE   MONEY     MONEY     TAX-EXEMPT  TAX-EXEMPT
             INVESTMENT STRATEGY         BALANCED  EQUITY  EQUITY AND BOND     BOND   MARKET     MARKET       BOND        BOND
---------------------------------------------------------------------------------------------------------------------------------
Agency and government securities            -        -            -             -        -         -           -           -
Borrowing                                   -        -            -             -        -                     -           -
Cash/money market instruments               -        -            -             -        -         -           -           -
Collateralized bond obligations             -       - A                         -                              -           -
Commercial paper                            -        -            -             -        -         -           -           -
Common stock                                -        -                         - B
Convertible securities                      -        -                         - C                             -           -
Corporate bonds                             -        -                          -                              -           -
Debt obligations                            -        -                          -        -         -           -           -
Depositary receipts                         -        -                         - D
Derivative instruments                      -        -            -             -                              -           -
(including options and futures)
Exchange-traded funds                       -        -                          -                              -           -
Foreign currency transactions               -        -                         - E                            - E
Foreign securities                          -        -                         - F       -                     -           -
Funding agreements                          -        -            -             -        -         -           -           -
High yield debt securities (junk bonds)     -        G                         - G                            - G          -
Illiquid and restricted securities          -        -            -             -        -         -           -           -
Indexed securities                          -        -                          -                              -           -
Inflation protected securities              -        -                          -                              -           -
Inverse floaters                            -        H                          -                              -           -
Investment companies                        -        -            -             -
Lending of portfolio securities             -        -            -             -        -         -           -           -
Loan participations                         -        -                          -                              -           -
Mortgage-and asset-backed securities        -       - I                         -        -         -           -           -
Mortgage dollar rolls                       -        J                          -                              -           -
Municipal obligations                       -        -                          -                  -           -           -
Preferred stock                             -        -                         - K                            - K          -
Real estate investment trusts               -        -                          -                              -           -
Repurchase agreements                       -        -                          -        -         -           -           -



Statement of Additional Information - March 1, 2006                      Page 17

                                                                                      TAXABLE  TAX-EXEMPT                STATE
                                                           FUNDS-OF-FUNDS -  TAXABLE   MONEY     MONEY     TAX-EXEMPT  TAX-EXEMPT
             INVESTMENT STRATEGY         BALANCED  EQUITY  EQUITY AND BOND     BOND   MARKET     MARKET       BOND        BOND
---------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements               -        -                          -        -                     -           -
Short sales                                          L                          L
Sovereign debt                              -       - M                         -        -                     -           -
Structured investments                      -        -                          -                              -           -
Swap agreements                                      N                          -                              N
Variable- or floating-rate securities       -        -            -             -        -         -           -           -
Warrants                                    -        -                          -                              -           -
When-issued securities and                  -        -                          -                              -           -
forward commitments
Zero-coupon, step-coupon and                -        -                          -                              -           -
pay-in-kind securities

A. The following funds are not authorized to invest in collateralized bond obligations: International Aggressive Growth, International Equity, International Select Value, International Small Cap, Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, and Small Cap Advantage.
B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.
C.   The following funds are not authorized to invest in convertible securities:
     Short Duration U.S. Government, U.S. Government Mortgage.
D.   The following funds are not authorized to invest in depositary receipts:
     Short Duration U.S. Government, U.S. Government Mortgage.
E. The following funds are not authorized to engage in foreign currency transactions: Insured Tax-Exempt, Short Duration U.S. Government, U.S. Government Mortgage.
F.   The following funds are not authorized to invest in foreign securities:
     U.S. Government Mortgage.
G. The following funds may hold securities that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase:
     Core Bond, Dividend Opportunity, Mid Cap Growth, Growth, Inflation Protected Securities, Limited Duration, International Aggressive Growth, International Equity, International Select Value, International Small Cap, Small Cap Growth, Real Estate, S&P 500 Index, Selective, Small Cap Advantage, Small Company Index, Tax-Exempt Bond, European Equity, International Opportunity, Short Duration U.S. Government, U.S. Government Mortgage.
H.   The following funds are authorized to invest in inverse floaters: Real
     Estate.
I. The following funds are not authorized to invest in mortgage-and asset-backed securities: Small Cap Growth, Value, S&P 500 Index, Small Cap Advantage, Small Company Index.
J. The following funds are authorized to invest in mortgage dollar rolls: Real Estate.
K.   The following funds are not authorized to invest in preferred stock:
     Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government Mortgage.
L. The following funds are authorized to engage in short sales: Discovery, S&P 500 Index, Short Duration U.S. Government, U.S. Government Mortgage.
M. The following funds are not authorized to invest in sovereign debt: Select Value, Small Cap Equity, Small Cap Growth, Small Cap Value, Small Cap Advantage.


N.   The following funds are authorized to enter into swap agreements:
     International Select Value. Tax-exempt bond funds may enter into interest rate swap agreements.

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INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. The fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.


CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

DERIVATIVES RISK. Derivatives are financial instruments where value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, options, futures, indexes or currencies. Just as with securities in which the fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, gains or losses involving derivatives may be substantial, because a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the fund. The fund will suffer a loss in connection with the use of derivative instruments if prices do not move in the direction anticipated by the fund's portfolio managers when entering into the derivative instrument.

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DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.


For funds-of-funds, although most of the underlying funds are diversified funds, because the Fund invests in a limited number of underlying funds, it is considered a non-diversified fund.


FOREIGN/EMERGING MARKETS RISK. The following are all components of foreign/emerging markets risk:

COUNTRY RISK includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

CURRENCY RISK results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

CUSTODY RISK refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

EMERGING MARKETS RISK includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.


For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.


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INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.


INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.


ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.




PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.


REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


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TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.


UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.


INVESTMENT STRATEGIES
The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Active Management Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING
A fund may borrow money for temporary purposes or to engage in transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce a fund's total return. Except as qualified above, however, a fund may not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Active Management Risk and Inflation Risk.


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CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Active Management Risk, Credit Risk, and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Active Management Risk, Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Active Management Risk, Credit Risk, and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Active Management Risk, Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

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CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Active Management Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


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DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Active Management Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.


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DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Active Management Risk, Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written.
The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.


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When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

FUTURES CONTRACTS. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes. A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.


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OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

TAX AND ACCOUNTING TREATMENT. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.


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OTHER RISKS OF DERIVATIVES. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Active Management Risk, Derivatives Risk, and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with ETFs include: Active Management Risk and Market Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


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SPOT RATES AND DERIVATIVE INSTRUMENTS. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons. A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. A fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth immediately above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund also may enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.


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OPTIONS ON FOREIGN CURRENCIES. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


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The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Active Management Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.


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Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Active Management Risk, Foreign/Emerging Markets Risk, and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.


HIGH-YIELD DEBT SECURITIES (JUNK BONDS)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)


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All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include: Active Management Risk, Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Active Management Risk and Liquidity Risk.


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INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Active Management Risk, Liquidity Risk, and Market Risk.

INFLATION PROTECTED SECURITIES

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

INVERSE FLOATERS
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Active Management Risk and Interest Rate Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Active Management Risk and Market Risk.

LENDING OF PORTFOLIO SECURITIES
A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Active Management Risk and Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Active Management Risk and Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.


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Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses.


If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Active Management Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Active Management Risk, Credit Risk, and Interest Rate Risk.


Statement of Additional Information - March 1, 2006                      Page 37

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities.
An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.


PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Active Management Risk, Issuer Risk, and Market Risk.


Statement of Additional Information - March 1, 2006                      Page 38

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.


REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Active Management Risk, Interest Rate Risk, Issuer Risk and Market Risk.

REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Active Management Risk and Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.) Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include:
Active Management Risk, Credit Risk, and Interest Rate Risk.

SHORT SALES
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to engage in short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to a fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Active Management Risk and Market Risk.


Statement of Additional Information - March 1, 2006                      Page 39

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Active Management Risk, Credit Risk, and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Active Management Risk, Credit Risk, and Liquidity Risk.

SWAP AGREEMENTS

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Statement of Additional Information - March 1, 2006                      Page 40

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

INTEREST RATE SWAPS. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

CROSS CURRENCY SWAPS. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

SWAPTION TRANSACTION. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Statement of Additional Information - March 1, 2006                      Page 41

CREDIT DEFAULT SWAPS. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk and Liquidity Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Active Management Risk and Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Active Management Risk and Market Risk.


Statement of Additional Information - March 1, 2006                      Page 42

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Active Management Risk and Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Active Management Risk, Credit Risk, and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser for subadvised funds is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board. In selecting broker-dealers to execute transactions, the investment manager may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.


Each fund, the investment manager, any subadviser and Ameriprise Financial Services, Inc. (the distributor or Ameriprise Financial Services) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on a principal rather than an agency basis. In certain circumstances, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


Statement of Additional Information - March 1, 2006                      Page 43

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's overall responsibilities with respect to a fund and the other RiverSource funds for which it acts as investment manager (or by any fund subadviser to any other client of such subadviser).

Research provided by brokers supplements the investment manager's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. The investment manager has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, the investment manager must follow procedures authorized by the Board. To date, three procedures have been authorized. One procedure permits the investment manager to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits the investment manager, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits the investment manager, in order to obtain research and brokerage services, to cause a fund to pay a commission in excess of the amount another broker might have charged. The investment manager has advised the funds that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but the investment manager believes it may obtain better overall execution. The investment manager has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by the investment manager in providing advice to all RiverSource funds (or by any fund subadviser to any other client of such subadviser) even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for a fund is made independently from any decision made for another portfolio, fund, or other account advised by the investment manager. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale in a way believed to be fair to the fund. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the fund, the fund hopes to gain an overall advantage in execution. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.


Statement of Additional Information - March 1, 2006                      Page 44

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 5. TOTAL BROKERAGE COMMISSIONS

                                TOTAL BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------
                      FUND                              2005           2004          2003
-------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                        $         0(a)        N/A           N/A
Portfolio Builder Conservative                                0(a)        N/A           N/A
Portfolio Builder Moderate                                    0(a)        N/A           N/A
Portfolio Builder Moderate Aggressive                         0(a)        N/A           N/A
Portfolio Builder Moderate Conservative                       0(a)        N/A           N/A
Portfolio Builder Total Equity                                0(a)        N/A           N/A
Small Company Index                                      37,118        23,893        50,976
S&P 500 Index                                            49,048        24,729        43,486

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                            858,846     1,852,684     2,826,803
Precious Metals                                       1,245,421       956,649     1,290,528
Small Cap Advantage                                   3,294,757     4,102,653     3,784,304
Small Cap Growth                                      2,105,168     3,334,707     3,301,903
Strategy Aggressive                                     933,213     1,563,638     1,954,985

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                       181,981        72,985         8,489(b)
Fundamental Growth                                      180,023        46,313         7,136(b)
Fundamental Value                                       314,501       162,856       205,143
High Yield Bond                                               0           876             0
Select Value                                            310,913       539,192       532,619
Selective                                                45,224        77,261       317,778
Short Duration U.S. Government                           95,868       407,216       552,895
Small Cap Equity                                        429,969       846,218       273,634
Small Cap Value                                       2,439,209     3,185,306     2,505,457
U.S. Government Mortgage                                 10,708        31,267        23,812
Value                                                   363,273       389,539       629,327

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                                         0             0             0
Dividend Opportunity                                    621,168     3,783,128     6,633,939
Insured Tax-Exempt                                            0             0             0
Massachusetts Tax-Exempt                                      0             0             0
Michigan Tax-Exempt                                           0             0             0
Minnesota Tax-Exempt                                          0             0             0
New York Tax-Exempt                                           0             0             0
Ohio Tax-Exempt                                               0             0             0
Real Estate                                             185,877        34,975(c)        N/A


Statement of Additional Information - March 1, 2006                      Page 45

                                TOTAL BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------
                      FUND                              2005          2004          2003
-------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                               0             0             0
Core Bond                                                 3,612         1,451           244(d)
Disciplined Equity                                       35,948         5,731         1,574(e)
Discovery                                               423,268     1,171,529       903,078
Growth                                               15,623,111    22,702,374    38,887,668
Income Opportunities                                          0             0             0(d)
Inflation Protected Securities                                0             0(f)        N/A
Large Cap Equity                                      6,832,334     1,306,601       311,242
Large Cap Value                                         189,029       146,077        85,741
Limited Duration Bond                                     3,268           839            40(d)
New Dimensions                                       29,467,597    20,989,555    11,242,565

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                                        161,336       160,646       319,860

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                              1,135,795     1,314,212     2,778,748
Diversified Equity Income                             3,191,513     2,416,265     2,987,610
Mid Cap Value                                           919,813       365,435       345,711
Stock                                                 4,761,118     4,128,770     5,096,474
Strategic Allocation                                    502,448       279,233       379,561

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                                      2,388,169     2,022,969     2,106,670
European Equity                                         211,729       324,079       783,457
Global Balanced                                         151,709       189,252       175,551
Global Bond                                               8,856         7,760        23,297
Global Equity                                         1,393,982     1,992,985     1,582,657
Global Technology                                     1,170,244     4,193,021     5,595,324
International Aggressive Growth                         673,010       598,644       495,189
International Equity                                    556,407       315,047       144,417
International Opportunity                             1,320,088     1,303,677     2,047,954
International Select Value                            1,027,065       839,270       411,763
International Small Cap                                 241,558       179,076        66,511

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                                       0             0             0
Mid Cap Growth                                        1,764,250     1,630,670     1,597,573
Tax-Exempt Bond                                               0             0             0
Tax-Exempt High Income                                        0             0             0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                                       0             0             0


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


Statement of Additional Information - March 1, 2006                      Page 46

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 6. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES

                                                   BROKERAGE DIRECTED FOR RESEARCH
                                                   -------------------------------
                                                                      AMOUNT OF             TURNOVER RATES
                                                    AMOUNT OF        COMMISSIONS      -------------------------
                     FUND                          TRANSACTIONS    IMPUTED OR PAID       2005           2004
---------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                       $          0    $             0            38%(a)        N/A
Portfolio Builder Conservative                                0                  0            51(a)         N/A
Portfolio Builder Moderate                                    0                  0            28(a)         N/A
Portfolio Builder Moderate Aggressive                         0                  0            31(a)         N/A
Portfolio Builder Moderate Conservative                       0                  0            28(a)         N/A
Portfolio Builder Total Equity                                0                  0            39(a)         N/A
Small Company Index                                           0                  0            12             10
S&P 500 Index                                                 0                  0             6              4

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                                  0                  0            25             39
Precious Metals                                               0                  0           196            173
Small Cap Advantage                                  43,909,384            121,834           101            110
Small Cap Growth                                     46,579,305            115,768           153            224
Strategy Aggressive                                           0                  0            35             55

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                     4,034,256              6,709           218            189
Fundamental Growth                                      206,318                221           122             66
Fundamental Value                                             0                  0             2              5
High Yield Bond                                               0                  0           105            140
Select Value                                         73,512,978            115,967            12             15
Selective                                                     0                  0           297            292
Short Duration U.S. Government                                0                  0           169            125
Small Cap Equity                                      2,239,076              5,359            88            139
Small Cap Value                                     107,548,552             94,171            70             97
U.S. Government Mortgage                                      0                  0           137            163
Value                                                         0                  0            40             34

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                                         0                  0            28             30
Dividend Opportunity                                          0                  0            24            118
Insured Tax-Exempt                                            0                  0            34             23
Massachusetts Tax-Exempt                                      0                  0             9             14
Michigan Tax-Exempt                                           0                  0             9             32
Minnesota Tax-Exempt                                          0                  0            15             23
New York Tax-Exempt                                           0                  0            30             36
Ohio Tax-Exempt                                               0                  0            33             17
Real Estate                                           1,683,089              2,960            63             49(b)

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                               0                  0           N/A            N/A
Core Bond                                                     0                  0           313(d)         310
Disciplined Equity                                            0                  0            64             64


Statement of Additional Information - March 1, 2006                      Page 47

                                                   BROKERAGE DIRECTED FOR RESEARCH
                                                   -------------------------------
                                                                      AMOUNT OF             TURNOVER RATES
                                                    AMOUNT OF        COMMISSIONS      -------------------------
                     FUND                          TRANSACTIONS    IMPUTED OR PAID       2005           2004
---------------------------------------------------------------------------------------------------------------
Discovery                                             2,807,817              5,265            82            136
Growth                                              112,613,001            257,216           136            171
Income Opportunities                                          0                  0           124            133
Inflation Protected Securities                                0                  0            43             11(c)
Large Cap Equity                                     55,693,151            112,862           128             99
Large Cap Value                                       2,335,458              3,065            57             59
Limited Duration Bond                                         0                  0           316(d)         317
New Dimensions                                      139,768,556            184,742            75             49

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                                              0                  0           300(d)         279

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                            132,024,106             14,004           130            131
Diversified Equity Income                            12,690,978             14,045            24             18
Mid Cap Value                                                 0                  0            26              9
Stock                                               131,399,280             30,000           132             76
Strategic Allocation                                          0                  0           134            127

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                                              0                  0           124            128
European Equity                                               0                  0            56             73
Global Balanced                                               0                  0            71             74
Global Bond                                                   0                  0            73             92
Global Equity                                                 0                  0            93            104
Global Technology                                     3,005,998              6,521           115(e)         349
International Aggressive Growth                      86,243,642            210,111            67             87
International Equity                                 77,046,229            143,276           110            111
International Opportunity                                     0                  0            93             98
International Select Value                           55,832,306             77,471            22             23
International Small Cap                              34,092,349             70,621            80             66

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                                       0                  0            16             25
Mid Cap Growth                                                0                  0            27             26
Tax-Exempt Bond                                               0                  0            29             21
Tax-Exempt High Income                                        0                  0            30             22

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                                       0                  0           N/A            N/A


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(c) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(d) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
(e) The variation in turnover rate can be attributed to several factors. During this year, there were opportunities to get into positions at very good risk/reward levels and due to this and due to the fact that the technology market has been essentially flat and stocks have not been appreciating significantly during the period there is less need for turnover in the portfolio. The turnover in the fund will fluctuate where we would expect to see larger turnover when we see more volatility in the overall index and lower turnover with lower volatility in the index.


Statement of Additional Information - March 1, 2006                      Page 48

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                TABLE 7. SECURITIES OF REGULAR BROKERS OR DEALERS

                                                                                         VALUE OF SECURITIES OWNED
                      FUND                                       ISSUER                  AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                       None                                                        N/A
Portfolio Builder Conservative                     None                                                        N/A
Portfolio Builder Moderate                         None                                                        N/A
Portfolio Builder Moderate Aggressive              None                                                        N/A
Portfolio Builder Moderate Conservative            None                                                        N/A
Portfolio Builder Total Equity                     None                                                        N/A
Small Company Index                                Investment Technology Group                        $  2,067,454
                                                   Piper Jaffray Companies                               1,947,534
S&P 500 Index                                      American Express                                      1,956,185
                                                   Bear Stearns Companies                                  304,797
                                                   Citigroup                                             7,436,421
                                                   Citigroup Global Markets Holdings                     9,999,306
                                                   E*TRADE Financial                                       149,325
                                                   Franklin Resources                                      494,360
                                                   Goldman Sachs Group                                   1,525,107
                                                   Lehman Brothers Holdings                                717,392
                                                   JP Morgan Chase & Co.                                 3,884,971
                                                   Merrill Lynch & co.                                   1,634,204
                                                   Morgan Stanley                                        1,789,097
                                                   PNC Financial Services Group                            444,589
                                                   Charles Schwab                                          442,316

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                       Citigroup                                            39,340,476
                                                   JP Morgan Chase & Co.                                 8,513,814
                                                   Lehman Brothers Holdings                             20,705,784
                                                   Merrill Lynch & Co.                                  17,608,260
                                                   Morgan Stanley                                       18,497,475
Precious Metals                                    None                                                        N/A
Small Cap Advantage                                Investment Technology Group                             361,165
                                                   Jefferies Group                                       1,948,056
                                                   Knight Trading Group                                    186,659
Small Cap Growth                                   Affiliated Managers Group                             1,111,267
                                                   Citigroup                                             3,399,731
                                                   Investment Technology Group                             378,175
                                                   Jefferies Group                                         438,595
Strategy Aggressive                                None                                                        N/A


Statement of Additional Information - March 1, 2006                      Page 49

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                             Affiliated Managers Group                                          532,933
                                              Jefferies Group                                                    160,761
                                              Legg Mason                                                         478,863

Fundamental Growth                            Schwab (Charles)                                                   979,889

Fundamental Value                             Citigroup                                                       30,305,863
                                              JP Morgan Chase & Co.                                           44,370,754
                                              Morgan Stanley                                                   6,771,168

High Yield Bond                               LaBranche & Co.                                                 16,010,175

Select Value                                  Bear Stearns Companies                                             693,280
                                              BKF Capital Group                                                  181,500
                                              Merrill Lynch & Co.                                              1,899,100

Selective                                     Bear Stearns Adjustable Rate Mtge Trust                          2,191,863
                                              Bear Stearns Commercial Mtge Securities                          5,347,849
                                              Citigroup                                                        8,545,622
                                              Citigroup Commercial Mtge Trust                                  4,490,508
                                              CS First Boston Mtge Securities                                  4,628,259
                                              Goldman Sachs Group                                              2,106,773
                                              J.P. Morgan Chase & Co.                                          2,428,993
                                              J.P. Morgan Chase Commercial Mtge Securities                     9,413,657
                                              LB-UBS Commercial Mtge Trust                                    18,947,351
                                              Morgan Stanley                                                     928,881
                                              Morgan Stanley Capital 1                                         7,691,766
                                              Morgan Stanley, Dean Witter Capital 1                            2,426,912

Short Duration U.S. Government                Bears Stearns Alternative Trust                                  8,575,000
                                              LB-UBS Commercial Mtge Trust                                     6,128,195
                                              Morgan Stanley Capital I                                        12,092,686
                                              Morgan Stanley Mtge Loan Trust                                   3,549,817

Small Cap Equity                              Affiliated Managers Group                                          546,940
                                              Investment Technology Group                                      1,103,466

Small Cap Value                               Affiliated Managers Group                                        1,855,928
                                              Investment Technology Group                                      1,304,814
                                              Options Xpress Holdings                                            271,188

U.S. Government Mortgage                      CS First Boston Mtge Securities                                    367,506

Value                                         Citigroup                                                        7,141,876
                                              Goldman Sachs Group                                              4,182,750
                                              Merrill Lynch & Co.                                              4,134,612
                                              JP Morgan Chase & Co.                                           10,167,157


Statement of Additional Information - March 1, 2006                      Page 50

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                         None                                                                   N/A

Dividend Opportunity                          Citigroup                                                       27,770,361
                                              Friedman, Billings, Ramsey Group CIA                             2,562,560
                                              JP Morgan Chase & Co.                                            9,822,492

Insured Tax-Exempt                            None                                                                   N/A

Massachusetts Tax-Exempt                      None                                                                   N/A

Michigan Tax-Exempt                           None                                                                   N/A

Minnesota Tax-Exempt                          None                                                                   N/A

New York Tax-Exempt                           None                                                                   N/A

Ohio Tax-Exempt                               None                                                                   N/A

Real Estate                                   None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                               Bear Stearns Companies                                          78,410,961
                                              Credit Suisse First Boston NY                                   79,971,289
                                              Goldman Sachs Group                                             75,000,000
                                              Lehman Brothers Holdings                                        42,000,000
                                              Morgan Stanley & Co.                                            44,105,490

Core Bond                                     Bear Stearns Commercial Mtge Securities                          1,608,803
                                              Bear Stearns Adjustable Rate Mortgage Trust                        899,429
                                              Citigroup                                                        2,480,986
                                              Citigroup Commercial Mortgage Trust                                757,003
                                              CS First Boston Mtge Securities                                    643,161
                                              GS Mtg Securities                                                  370,305
                                              LB-UBS Commercial Mtge Trust                                     3,135,156
                                              JP Morgan Chase Commercial Mtge Securities                       2,160,054
                                              Merrill Lynch Mtge Trust                                           323,480
                                              Morgan Stanley Capital 1                                           406,481

Disciplined Equity                            Bear Stearns Companies                                             303,981
                                              Citigroup                                                        2,851,817
                                              Franklin Resources                                                 890,557
                                              Lehman Brothers Holdings                                           691,019
                                              Merrill Lynch & Co.                                                226,597
                                              Morgan Stanley                                                     120,264
                                              PNC Financial Services Group                                       554,285

Discovery                                     Affiliated Managers Group                                          424,235
                                              Investment Technology Group                                        928,520

Growth                                        Franklin Resources                                              10,555,092

Income Opportunities                          LaBranche & Co.                                                  1,892,550

Inflation Protected Securities                None                                                                   N/A


Statement of Additional Information - March 1, 2006                      Page 51

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                              Citigroup                                                       25,890,939
                                              Citigroup Funding                                               19,794,538
                                              E*Trade Financial                                                1,660,097
                                              Franklin Resources                                               6,005,007
                                              Legg Mason                                                       1,157,564
                                              Lehman Brothers Holdings                                         5,310,957
                                              Merrill Lynch & Co.                                              3,107,522
                                              JP Morgan Chase & Co.                                           14,572,909
                                              Morgan Stanley                                                  10,152,019
                                              PNC Financial Services Group                                     4,508,671

Large Cap Value                               Citigroup                                                        4,454,096
                                              E*Trade Financial                                                  147,128
                                              Franklin Resources                                                 531,068
                                              Legg Mason                                                         317,891
                                              Lehman Brothers Holdings                                           814,758
                                              Merrill Lynch & Co.                                                883,405
                                              JP Morgan Chase & Co.                                            2,588,131
                                              Morgan Stanley                                                   1,703,860
                                              PNC Financial Services Group                                       683,386

Limited Duration Bond                         Bear Stearns Commercial Mtge Securities                          1,393,235
                                              Bear Stearns Adjustable Rate Mortgage Trust                        956,758
                                              Citigroup                                                        2,476,073
                                              Citigroup Commercial Mortgage Trust                                851,629
                                              CS First Boston Mtge Securities                                    881,742
                                              GS Mtg Securities                                                  419,679
                                              LB-UBS Commercial Mtge Trust                                     3,651,486
                                              JP Morgan Chase Commercial Mtge Securities                       2,884,355
                                              Merrill Lynch Mtge Trust                                           362,690
                                              Morgan Stanley Capital 1                                           509,109

New Dimensions                                Citigroup                                                      191,123,340
                                              Schwab (Charles)                                               236,626,414

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                              Bear Stearns Adjustable Rate Mortgage Trust                      7,536,103
                                              Bear Stearns Commercial Mtge Securities                         10,586,732
                                              Citigroup                                                       35,535,196
                                              Citigroup Commercial Mortgage Trust                             12,098,072
                                              CS First Boston Mtge Securities                                  7,871,786
                                              GS Mtg Securities                                               10,184,890
                                              JP Morgan Chase Commercial Mtge Securities                      40,751,675
                                              LB-UBS Commercial Mtge Trust                                    67,268,305
                                              Merrill Lynch Mtge Trust                                         4,557,707
                                              Morgan Stanley & Co.                                             2,899,712
                                              Morgan Stanley Capital 1                                        13,604,693
                                              Morgan Stanley, Dean Witter Capital 1                           11,768,644


Statement of Additional Information - March 1, 2006                      Page 52

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                      Bear Stearns Commercial Mtge Securities                          2,691,282
                                              Bear Stearns Adjustable Rate Mortgage Trust                      1,285,883
                                              Citigroup                                                       26,730,801
                                              Citigroup Commercial Mortgage Trust                              1,894,303
                                              CS First Boston Mtge Securities                                  4,216,015
                                              Franklin Resources                                               3,152,026
                                              GS Mtg Securities II                                             1,802,859
                                              JP Morgan Chase                                                  2,046,404
                                              JP Morgan Chase & Co.                                           14,331,286
                                              JP Morgan Chase Commercial Mtge Securities                       5,957,081
                                              Legg Mason                                                       1,957,637
                                              Lehman Brothers Holdings                                         6,048,108
                                              LB-UBS Commercial Mtge Trust                                    11,371,831
                                              Merrill Lynch & Co.                                              5,287,634
                                              Merrill Lynch Mtge Trust                                           859,511
                                              Morgan Stanley                                                   9,935,101
                                              Morgan Stanley Capital 1                                         3,509,890
                                              Morgan Stanley, Dean Witter Capital 1                            2,004,670
                                              PNC Financial Services Group                                     4,544,533

Diversified Equity Income                     Citigroup                                                      173,731,632
                                              Lehman Brothers Holdings                                        17,530,240
                                              Merrill Lynch & Co.                                             29,834,505
                                              Morgan Stanley                                                  14,828,106
                                              Morgan Stanley & Co.                                            34,827,111

Mid Cap Value                                 Morgan Stanley & Co.                                            18,876,087

Stock                                         Bear Stearns Companies                                           1,430,811
                                              Citigroup                                                       39,491,241
                                              Citigroup Funding                                                  899,708
                                              Franklin Resources                                               7,969,063
                                              Goldman Sachs Group                                             18,237,001
                                              Lehman Brothers Holdings                                        12,993,693
                                              Merrill Lynch & Co.                                              2,122,158
                                              Morgan Stanley                                                   3,211,911
                                              PNC Financial Services Group                                     5,721,584


Statement of Additional Information - March 1, 2006                      Page 53

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                          Bear Stearns Adjustable Rate Mortgage Trust                        653,482
                                              Bear Stearns Commercial Mtge Securities                          1,497,234
                                              Bear Stearns Companies                                           2,412,415
                                              Citigroup                                                       17,045,203
                                              Citigroup Commercial Mortgage Trust                              1,571,411
                                              Credit Suisse Group                                                530,415
                                              CS First Boston Mtge Securities                                  1,348,098
                                              Franklin Resources                                               4,447,781
                                              GS Mtg Securities II                                               799,349
                                              Investment Technology Group                                        560,269
                                              JP Morgan Chase                                                    715,248
                                              JP Morgan Chase Commercial Mtge Securities                       2,449,180
                                              Knight Capital Group                                                97,227
                                              LaBranche & Co.                                                    104,975
                                              LB-UBS Commercial Mtge Trust                                     3,739,983
                                              Lehman Brothers Holdings                                         3,769,642
                                              Merrill Lynch & Co.                                                753,439
                                              Merrill Lynch Mtge Trust                                           429,755
                                              Morgan Stanley                                                   1,795,878
                                              Morgan Stanley & Co.                                            19,193,760
                                              Morgan Stanley Capital 1                                           295,290
                                              Morgan Stanley, Dean Witter Capital 1                              476,043
                                              PNC Financial Services Group                                     3,027,600

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                              None                                                                   N/A

European Equity                               Credit Suisse Group                                              1,040,311

Global Balanced                               Bear Stearns Companies                                             472,080
                                              Citigroup                                                        1,629,127
                                              E*TRADE Financial                                                  727,549
                                              Goldman Sachs Group                                                452,152
                                              Lehman Brothers Holdings                                           472,815

Global Bond                                   Bear Stearns Commercial Mtge Securities                          3,157,553
                                              Citigroup                                                        3,212,945
                                              Citigroup Commercial Mortgage Trust                              2,230,723
                                              CS First Boston Mtge Securities                                  3,728,501
                                              GS Mtg Securities II                                             3,782,438
                                              JP Morgan Chase & Co.                                            1,734,247
                                              JP Morgan Chase Commercial Mtge Securities                       2,818,685
                                              LB-UBS Commercial Mtge Trust                                     8,553,595
                                              Merrill Lynch Mtge Trust                                         1,077,793
                                              Morgan Stanley Group                                             2,571,730
                                              Morgan Stanley Capital 1                                         1,797,284
                                              Morgan Stanley, Dean Witter Capital 1                            1,456,417


Statement of Additional Information - March 1, 2006                      Page 54

                                                                                               VALUE OF SECURITIES OWNED
                   FUND                                    ISSUER                               AT END OF FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------
Global Equity                                 Bear Stearns Companies                                           3,979,879
                                              Citigroup                                                       11,276,850
                                              E*TRADE Financial                                                3,541,918
                                              Goldman Sachs Group                                              2,938,103
                                              Lehman Brothers Holdings                                         4,408,283

Global Technology                             None                                                                   N/A

International Aggressive Growth               Credit Suisse Group                                              1,235,527
                                              Pargesa Holding                                                    748,742

International Equity                          None                                                                   N/A

International Opportunity                     None                                                                   N/A

International Select Value                    Credit Suisse Group                                             15,615,508

International Small Cap                       None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                       None                                                                   N/A

Mid Cap Growth                                Legg Mason                                                      59,395,102

Tax-Exempt Bond                               None                                                                   N/A

Tax-Exempt High Income                        None                                                                   N/A

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                       None                                                                   N/A

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER


Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - March 1, 2006                      Page 55

     TABLE 8. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES

                                                                                                   PERCENT OF
                                                                                                   AGGREGATE
                                                                 AGGREGATE                       DOLLAR AMOUNT
                                                                   DOLLAR        PERCENT OF     OF TRANSACTIONS
                                                                 AMOUNT OF        AGGREGATE        INVOLVING
                                                 NATURE  OF     COMMISSIONS       BROKERAGE        PAYMENT OF
                                   BROKER       AFFILIATION    PAID TO BROKER    COMMISSIONS      COMMISSIONS
                              ---------------------------------------------------------------------------------
           FUND                                                      2005
---------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder             None(a)
Aggressive

Portfolio Builder             None(a)
Conservative

Portfolio Builder Moderate    None(a)

Portfolio Builder Moderate    None(a)
Aggressive

Portfolio Builder Moderate    None(a)
Conservative

Portfolio Builder Total       None(a)
Equity

Small Company Index           None

S&P 500 Index                 None

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                  American                1                10,142*          1.18               1.64
                              Enterprise
                              Investment
                              Services, Inc
                              (AEIS)

Precious Metals               AEIS                    1                 3,614*          0.29               0.65

Small Cap Advantage           AEIS                    1                     0              0                  0

Small Cap Growth              SBCI Securities         2                     0              0                  0

                              Neuberger Berman        3                     0              0                  0

Strategy Aggressive           AEIS                    1                 7,880*          0.84               2.51

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth             JP Morgan               4                    27*          0.01               0.02
                              Securities, Inc.

Fundamental Value             None                                                                            0

Fundamental Growth            Goldman Sachs &         5                    38           0.02               0.01
                              Co.

                              Raymond James           6                     0              0                  0
                              Financial

High Yield Bond               None

Selective                     None

Select Value                  Gabelli & Co.           7               143,463          46.14              43.33

Short Duration                None
U.S. Government

Small Cap Equity              None

Small Cap Value               Goldman Sachs & Co.     5                 1,943           0.08               0.09

                              Janney                  8                     0              0                  0
                              Montgomery Scott

                              Legg Mason Wood         8                 2,700           0.11               0.13
                              Walker, Inc.

                              M.J. Whitman            9                     0              0                  0

                                                   AGGREGATE         AGGREGATE
                                                     DOLLAR            DOLLAR
                                                   AMOUNT OF         AMOUNT OF
                                                  COMMISSIONS       COMMISSIONS
                                                 PAID TO BROKER    PAID TO BROKER
                                                 --------------------------------
           FUND                                      2004               2003
---------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder                                             0                 0
Aggressive

Portfolio Builder                                             0                 0
Conservative

Portfolio Builder Moderate                                    0                 0

Portfolio Builder Moderate                                    0                 0
Aggressive

Portfolio Builder Moderate                                    0                 0
Conservative

Portfolio Builder Total                                       0                 0
Equity

Small Company Index                                           0                 0

S&P 500 Index                                                 0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                             14,787*            5,415*

Precious Metals                                          24,650*           67,515*

Small Cap Advantage                                         360*              683*

Small Cap Growth                                            757*               0

                                                              0            40,332*

Strategy Aggressive                                       5,432*           41,748

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                           103                50(b)

Fundamental Value                                             0                 0

Fundamental Growth                                            0                 0

                                                             15                 0(b)

High Yield Bond                                               0                 0

Selective                                                     0                 0

Select Value                                            464,895           264,461

Short Duration                                                0                 0
U.S. Government

Small Cap Equity                                              0                 0

Small Cap Value                                          46,047                 0

                                                          5,130                 0

                                                              0                 0

                                                        425,573           286,906


Statement of Additional Information - March 1, 2006                      Page 56

                                                                                                   PERCENT OF
                                                                                                   AGGREGATE
                                                                 AGGREGATE                       DOLLAR AMOUNT
                                                                   DOLLAR        PERCENT OF     OF TRANSACTIONS
                                                                 AMOUNT OF        AGGREGATE        INVOLVING
                                                 NATURE  OF     COMMISSIONS       BROKERAGE        PAYMENT OF
                                   BROKER        AFFILIATION   PAID TO BROKER    COMMISSIONS      COMMISSIONS
                              ---------------------------------------------------------------------------------
           FUND                                                      2005
---------------------------------------------------------------------------------------------------------------
U.S. Gov't Mortgage           None

Value                         None

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt         None

Dividend Opportunity          AEIS                    1                20,898*          3.36               7.33

Insured Tax-Exempt            None

Massachusetts Tax-Exempt      None

Michigan Tax-Exempt           None

Minnesota Tax-Exempt          None

New York Tax-Exempt           None

Ohio Tax-Exempt               None

Real Estate                   None

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management               None

Core Bond                     None

Disciplined Equity            None

Discovery                     None

Growth                        AEIS                    1                13,720*          0.09               0.31

Income Opportunities          None

Inflation Protected           None
Securities

Large Cap Equity              AEIS                    1                10,214*          0.15               0.33

Large Cap Value               AEIS                    1                   276*          0.15               0.17

Limited Duration Bond         None

New Dimensions                AEIS                    1               108,435*          0.37               0.77

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond              None

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                      AEIS                    1                     0              0                  0

Diversified Equity Income     AEIS                    1                 1,716*          0.05               0.15

Mid Cap Value                 AEIS                    1                     0              0                  0

Stock                         AEIS                    1                23,308*          0.49               0.58

Strategic Allocation          None

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets              None

European Equity               None

Global Balanced               None

Global Bond                   None

Global Equity                 None

Global Technology             AEIS                    1                     0              0                  0

                                                   AGGREGATE         AGGREGATE
                                                     DOLLAR            DOLLAR
                                                   AMOUNT OF         AMOUNT OF
                                                  COMMISSIONS       COMMISSIONS
                                                 PAID TO BROKER    PAID TO BROKER
                                                 --------------------------------
           FUND                                      2004               2003
---------------------------------------------------------------------------------
U.S. Gov't Mortgage                                           0                 0

Value                                                         0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                                         0                 0

Dividend Opportunity                                    217,347*          753,855*

Insured Tax-Exempt                                            0                 0

Massachusetts Tax-Exempt                                      0                 0

Michigan Tax-Exempt                                           0                 0

Minnesota Tax-Exempt                                          0                 0

New York Tax-Exempt                                           0                 0

Ohio Tax-Exempt                                               0                 0

Real Estate                                                   0(c)            N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                               0                 0

Core Bond                                                     0                 0(d)

Disciplined Equity                                            0                 0(e)

Discovery                                                     0                 0(d)

Growth                                                  336,098*          745,620*

Income Opportunities                                          0                 0

Inflation Protected                                           0                 0(f)
Securities

Large Cap Equity                                          6,644*              353*

Large Cap Value                                             595*            1,577*

Limited Duration Bond                                         0(d)

New Dimensions                                        1,018,149*          324,088*

FOR FUNDS WITH FISCAL
  PERIOD ENDING AUGUST 31

Diversified Bond                                              0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                                  8,440*           82,086*

Diversified Equity Income                                73,448*           73,410*

Mid Cap Value                                            39,552*           23,417*

Stock                                                   514,423*          329,816*

Strategic Allocation                                          0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                                              0                 0

European Equity                                               0                 0

Global Balanced                                               0                 0

Global Bond                                                   0                 0

Global Equity                                                 0                 0

Global Technology                                        97,718*          495,249*


Statement of Additional Information - March 1, 2006                      Page 57

                                                                                                   PERCENT OF
                                                                                                   AGGREGATE
                                                                 AGGREGATE                       DOLLAR AMOUNT
                                                                   DOLLAR        PERCENT OF     OF TRANSACTIONS
                                                                  AMOUNT OF       AGGREGATE        INVOLVING
                                                 NATURE  OF     COMMISSIONS       BROKERAGE        PAYMENT OF
                                   BROKER        AFFILIATION   PAID TO BROKER    COMMISSIONS      COMMISSIONS
                              ---------------------------------------------------------------------------------
           FUND                                                      2005
---------------------------------------------------------------------------------------------------------------
International                 J. P. Morgan            4                 9,426           1.40               1.26
Aggressive Growth             Securities, Inc.

                              Cazenove, Inc.          4                   339           0.05               0.01

International Equity          None

International Opportunity     None

International Select Value    Sanford C.             10                 8,829           0.86               0.30
                              Bernstein & Co.
                              LLC

International Small Cap       None

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt       None

Mid Cap Growth                AEIS                    1                     0              0                  0

Tax-Exempt Bond               None

Tax-Exempt High Income        None

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market       None

                                                   AGGREGATE         AGGREGATE
                                                     DOLLAR            DOLLAR
                                                   AMOUNT OF         AMOUNT OF
                                                  COMMISSIONS       COMMISSIONS
                                                 PAID TO BROKER    PAID TO BROKER
                                                 --------------------------------
           FUND                                      2004               2003
---------------------------------------------------------------------------------
International                                            22,343                 0
Aggressive Growth

                                                              0                 0

International Equity                                          0                 0

International Opportunity                                     0                 0

International Select Value                               20,637                 0

International Small Cap                                       0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                                       0                 0

Mid Cap Growth                                           17,994*           48,993*

Tax-Exempt Bond                                               0                 0

Tax-Exempt High Income                                        0                 0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                                       0                 0

     *    Represents brokerage clearing fees.

     (1) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.
     (2)  Affiliate of UBS, a subadviser.
     (3) Affiliate of Neuberger Berman Management, Inc., a former subadviser, terminated July 24, 2003.
     (4)  Affiliate of American Century, a subadviser.
     (5)  Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
     (6) Affiliate of Eagle Asset Management, Inc., a former subadviser, terminated April 2005.
     (7)  Affiliate of GAMCO Investors, Inc.
     (8)  Affiliate of Royce & Associates, LLC., a subadviser.
     (9) Affiliate of Third Avenue Management, LLC., a former subadviser, terminated March 15, 2004.
     (10) Affiliate of Alliance Capital, a subadviser.

     (a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
     (b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
     (c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
     (d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
     (e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
     (f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.


Statement of Additional Information - March 1, 2006                      Page 58

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 9. VALUING FUND SHARES

                    FUND                             NET ASSETS      SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive
     Class A                                         $119,627,607             11,362,951                         $10.53
     Class B                                           35,834,966              3,418,749                          10.48
     Class C                                            3,083,372                294,292                          10.48
     Class Y                                               47,631                  4,524                          10.53

Portfolio Builder Conservative
     Class A                                           39,897,123              3,898,848                          10.23
     Class B                                           20,554,920              2,013,651                          10.21
     Class C                                            4,481,347                439,018                          10.21
     Class Y                                               10,201                  1,000                          10.20

Portfolio Builder Moderate Aggressive
     Class A                                          245,769,977             23,417,138                          10.50
     Class B                                           67,228,623              6,423,185                          10.47
     Class C                                            6,552,993                626,119                          10.47
     Class Y                                               33,480                  3,188                          10.50

Portfolio Builder Moderate Conservative
     Class A                                           77,638,291              7,502,281                          10.35
     Class B                                           33,819,808              3,276,549                          10.32
     Class C                                            5,954,341                576,615                          10.33
     Class Y                                               10,338                  1,000                          10.34

Portfolio Builder Moderate
     Class A                                          189,888,226             18,140,369                          10.47
     Class B                                           71,814,179              6,883,820                          10.43
     Class C                                            7,955,750                761,900                          10.44
     Class Y                                               40,620                  3,879                          10.47

Portfolio Builder Total Equity
     Class A                                           92,091,638              8,732,306                          10.55
     Class B                                           28,227,386              2,688,269                          10.50
     Class C                                            2,332,601                222,136                          10.50
     Class Y                                               83,553                  7,917                          10.55

Small Company Index
     Class A                                          844,467,080            102,911,670                           8.21
     Class B                                          433,644,981             57,128,419                           7.59
     Class Y                                           19,752,240              2,373,075                           8.32

S&P 500 Index
     Class D                                           69,204,754             15,205,187                           4.55
     Class E                                          301,359,081             65,939,676                           4.57

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value
     Class A                                          864,772,364             85,483,171                          10.12
     Class B                                          275,043,516             27,137,439                          10.14
     Class C                                            3,418,344                339,746                          10.06
     Class I                                               10,834                  1,070                          10.13
     Class Y                                            7,588,846                749,495                          10.13


Statement of Additional Information - March 1, 2006                      Page 59

                    FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
Precious Metals
     Class A                                           62,278,310              6,936,541                           8.98
     Class B                                           16,662,847              1,947,682                           8.56
     Class C                                            1,639,458                193,412                           8.48
     Class I                                                8,918                    989                           9.02
     Class Y                                               43,718                  4,837                           9.04

Small Cap Advantage
     Class A                                          621,674,455             87,943,516                           7.07
     Class B                                          234,464,316             34,760,836                           6.75
     Class C                                           12,376,977              1,834,812                           6.75
     Class I                                            5,533,930                771,966                           7.17
     Class Y                                              558,895                 78,327                           7.14

Small Cap Growth
     Class A                                          153,495,002             36,595,831                           4.19
     Class B                                           70,741,549             17,412,915                           4.06
     Class C                                            6,481,577              1,595,042                           4.06
     Class I                                            5,507,843              1,300,608                           4.23
     Class Y                                              115,147                 27,301                           4.22

Strategy Aggressive
     Class A                                          453,020,526             39,643,036                          11.43
     Class B                                          150,640,501             14,822,706                          10.16
     Class C                                            1,837,142                180,759                          10.16
     Class I                                               10,749                    919                          11.70
     Class Y                                            1,740,559                149,294                          11.66

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth
     Class A                                           25,011,144              3,432,844                           7.29
     Class B                                            6,887,053                959,077                           7.18
     Class C                                              441,567                 61,518                           7.18
     Class I                                           39,475,546              5,390,829                           7.32
     Class Y                                               35,231                  4,821                           7.31

Fundamental Growth
     Class A                                           18,325,202              3,167,522                           5.79
     Class B                                            6,916,701              1,216,017                           5.69
     Class C                                              318,666                 55,965                           5.69
     Class I                                           62,881,753             10,805,834                           5.82
     Class Y                                               20,924                  3,597                           5.82

Fundamental Value
     Class A                                          641,156,030            117,692,649                           5.45
     Class B                                          293,904,772             55,227,068                           5.32
     Class C                                           17,116,872              3,204,289                           5.34
     Class I                                           38,341,137              6,987,269                           5.49
     Class Y                                              513,806                 93,892                           5.47

High Yield Bond
     Class A                                        1,734,607,908            606,766,116                           2.86
     Class B                                          628,996,597            220,191,985                           2.86
     Class C                                           36,119,894             12,717,550                           2.84
     Class I                                               10,072                  3,521                           2.86
     Class Y                                              510,977                178,795                           2.86

Select Value
     Class A                                          525,317,144             79,034,723                           6.65
     Class B                                          202,624,816             31,180,806                           6.50
     Class C                                           11,856,832              1,824,372                           6.50
     Class I                                           13,938,125              2,079,347                           6.70
     Class Y                                               66,312                  9,928                           6.68


Statement of Additional Information - March 1, 2006                      Page 60

                    FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
Selective
     Class A                                          591,107,900             68,029,020                           8.69
     Class B                                          124,736,789             14,357,845                           8.69
     Class C                                            4,242,590                488,313                           8.69
     Class I                                          143,290,359             16,490,222                           8.69
     Class Y                                           50,484,935              5,815,214                           8.68

Short Duration U.S. Government
     Class A                                          894,085,093            186,727,963                           4.79
     Class B                                          588,209,128            122,837,566                           4.79
     Class C                                           23,606,429              4,929,965                           4.79
     Class I                                           31,332,182              6,535,370                           4.79
     Class Y                                           99,574,002             20,793,917                           4.79

Small Cap Equity
     Class A                                          122,560,969             21,107,913                           5.81
     Class B                                           46,071,722              8,146,718                           5.66
     Class C                                            3,743,293                662,650                           5.65
     Class I                                            7,041,819              1,202,122                           5.86
     Class Y                                              135,399                 23,158                           5.85

Small Cap Value
     Class A                                          746,569,553            112,761,101                           6.62
     Class B                                          347,749,645             53,888,572                           6.45
     Class C                                           21,382,301              3,306,736                           6.47
     Class I                                            9,252,001              1,384,674                           6.68
     Class Y                                              237,915                 35,744                           6.66

U.S. Government Mortgage
     Class A                                          159,223,769             31,128,293                           5.12
     Class B                                           97,863,453             19,124,334                           5.12
     Class C                                           10,556,978              2,062,750                           5.12
     Class I                                                9,924                  1,942                           5.11
     Class Y                                               34,968                  6,838                           5.11

Value
     Class A                                          266,775,559             49,757,191                           5.36
     Class B                                          145,697,978             27,768,947                           5.25
     Class C                                            9,149,580              1,739,170                           5.26
     Class I                                           48,010,163              8,894,177                           5.40
     Class Y                                              158,895                 29,513                           5.38

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt
     Class A                                          189,684,740             35,995,218                           5.27
     Class B                                           16,159,650              3,068,100                           5.27
     Class C                                            3,056,044                579,245                           5.28

Dividend Opportunity
     Class A                                          808,056,488            110,670,374                           7.30
     Class B                                          297,235,931             40,987,439                           7.25
     Class C                                           11,875,411              1,638,182                           7.25
     Class I                                               11,068                  1,513                           7.32
     Class Y                                              168,909                 23,085                           7.32

Insured Tax-Exempt
     Class A                                          323,488,272             58,836,401                           5.50
     Class B                                           46,534,461              8,464,126                           5.50
     Class C                                            5,852,002              1,062,313                           5.51
     Class Y                                                1,443                    263                           5.49

Massachusetts Tax-Exempt
     Class A                                           56,077,745             10,296,587                           5.45
     Class B                                           17,522,009              3,217,293                           5.45
     Class C                                            1,368,946                251,459                           5.44


Statement of Additional Information - March 1, 2006                      Page 61

                    FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
Michigan Tax-Exempt
     Class A                                           53,273,688              9,955,048                           5.35
     Class B                                            5,477,255              1,023,070                           5.35
     Class C                                            1,841,153                343,994                           5.35

Minnesota Tax-Exempt
     Class A                                          341,393,866             63,764,004                           5.35
     Class B                                           48,659,135              9,087,318                           5.35
     Class C                                            9,005,026              1,681,783                           5.35

New York Tax-Exempt
     Class A                                           72,589,870             14,013,395                           5.18
     Class B                                           10,908,968              2,105,995                           5.18
     Class C                                            1,372,838                265,013                           5.18

Ohio Tax-Exempt
     Class A                                           51,047,773              9,547,336                           5.35
     Class B                                            8,148,165              1,523,978                           5.35
     Class C                                            1,913,283                357,731                           5.35

Real Estate
     Class A                                           61,688,427              4,590,743                          13.44
     Class B                                           18,120,502              1,355,604                          13.37
     Class C                                              930,923                 69,635                          13.37
     Class I                                           52,785,478              3,922,401                          13.46
     Class Y                                               35,779                  2,669                          13.41

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management
     Class A                                        3,053,596,963          3,053,389,372                           1.00
     Class B                                          129,253,208            129,443,572                           1.00
     Class C                                            2,169,631              2,169,977                           1.00
     Class I                                           12,099,006             12,099,403                           1.00
     Class Y                                          139,530,681            139,596,472                           1.00

Core Bond
     Class A                                           39,922,457              4,107,510                           9.72
     Class B                                           11,959,070              1,230,225                           9.72
     Class C                                              595,484                 61,240                           9.72
     Class I                                          113,058,521             11,642,707                           9.71
     Class Y                                              100,477                 10,341                           9.72

Disciplined Equity
     Class A                                           28,058,336              4,189,337                           6.70
     Class B                                            9,287,787              1,402,057                           6.62
     Class C                                              188,938                 28,519                           6.62
     Class I                                           81,805,703             12,152,084                           6.73
     Class Y                                               34,351                  5,118                           6.71

Discovery
     Class A                                          150,554,497             16,143,047                           9.33
     Class B                                           12,996,095              1,539,633                           8.44
     Class C                                               26,679                  3,168                           8.42
     Class Y                                            2,778,376                293,582                           9.46

Growth
     Class A                                        2,101,095,913             74,131,468                          28.34
     Class B                                          578,073,340             22,222,644                          26.01
     Class C                                           14,995,769                576,446                          26.01
     Class I                                          146,738,136              5,072,507                          28.93
     Class Y                                          304,157,098             10,557,701                          28.81


Statement of Additional Information - March 1, 2006                      Page 62

                    FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
Income Opportunities
     Class A                                          196,563,730             18,663,072                          10.53
     Class B                                           79,198,259              7,522,267                          10.53
     Class C                                            6,860,418                651,716                          10.53
     Class I                                           68,574,958              6,502,225                          10.55
     Class Y                                              406,041                 38,524                          10.54

Inflation Protected Securities
     Class A                                           86,210,888              8,606,293                          10.02
     Class B                                           48,510,793              4,844,943                          10.01
     Class C                                            3,772,778                376,805                          10.01
     Class I                                           51,702,672              5,161,341                          10.02
     Class Y                                               10,016                  1,000                          10.02

Large Cap Equity
     Class A                                        1,030,109,387            195,824,050                           5.26
     Class B                                          471,864,336             91,616,485                           5.15
     Class C                                            9,284,115              1,799,299                           5.16
     Class I                                           42,610,172              8,026,676                           5.31
     Class Y                                              208,437                 39,442                           5.28

Large Cap Value
     Class A                                           74,114,932             12,713,655                           5.83
     Class B                                           28,468,201              4,935,011                           5.77
     Class C                                            1,392,159                241,376                           5.77
     Class I                                           37,827,081              6,453,226                           5.86
     Class Y                                              140,096                 23,947                           5.85

Limited Duration Bond
     Class A                                           83,392,570              8,517,001                           9.79
     Class B                                           25,023,689              2,555,305                           9.79
     Class C                                            1,611,885                164,656                           9.79
     Class I                                           70,057,990              7,154,021                           9.79
     Class Y                                               59,896                  6,118                           9.79

New Dimensions
     Class A                                        6,845,241,780            285,315,473                          23.99
     Class B                                        2,003,569,556             88,486,457                          22.64
     Class C                                           45,662,322              2,019,120                          22.61
     Class I                                           69,748,064              2,889,590                          24.14
     Class Y                                        2,557,141,395            106,000,741                          24.12

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond
     Class A                                        1,774,392,052            362,799,390                           4.89
     Class B                                          484,320,317             99,003,330                           4.89
     Class C                                           18,092,300              3,693,765                           4.90
     Class I                                                9,963                  2,037                           4.89
     Class Y                                          202,310,332             41,351,259                           4.89

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced
     Class A                                          989,855,377            100,563,086                           9.84
     Class B                                           81,235,914              8,306,982                           9.78
     Class C                                            3,167,458                324,045                           9.77
     Class Y                                          164,005,099             16,664,056                           9.84

Diversified Equity Income
     Class A                                        3,750,608,952            309,712,571                          12.11
     Class B                                        1,141,027,745             94,507,900                          12.07
     Class C                                           58,192,787              4,825,899                          12.06
     Class I                                           95,655,178              7,887,479                          12.13
     Class Y                                           57,832,165              4,771,115                          12.12


Statement of Additional Information - March 1, 2006                      Page 63

                    FUND                             NET ASSETS       SHARES OUTSTANDING    NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value
     Class A                                          781,926,580             91,332,628                           8.56
     Class B                                          242,239,643             28,890,614                           8.38
     Class C                                           13,765,933              1,641,443                           8.39
     Class I                                           11,962,819              1,382,578                           8.65
     Class Y                                              817,961                 94,943                           8.62

Stock
     Class A                                        1,465,893,330             73,190,529                          20.03
     Class B                                           96,842,633              4,876,852                          19.86
     Class C                                            2,561,437                129,515                          19.78
     Class I                                           29,862,147              1,491,161                          20.03
     Class Y                                          332,409,340             16,599,166                          20.03

Strategic Allocation
     Class A                                          937,598,891             94,157,621                           9.96
     Class B                                           96,316,098              9,745,469                           9.88
     Class C                                            6,951,641                705,134                           9.86
     Class Y                                            4,286,744                430,514                           9.96

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets
     Class A                                          294,798,922             35,826,550                           8.23
     Class B                                           73,863,781              9,501,233                           7.77
     Class C                                            2,661,530                341,553                           7.79
     Class I                                           19,381,418              2,322,319                           8.35
     Class Y                                            2,447,909                293,926                           8.33

European Equity
     Class A                                           78,423,112             18,715,930                           4.19
     Class B                                           30,637,252              7,429,954                           4.12
     Class C                                            1,384,438                335,753                           4.12
     Class I                                               12,031                  2,865                           4.20
     Class Y                                               15,392                  3,668                           4.20

Global Balanced
     Class A                                           66,101,718             11,384,322                           5.81
     Class B                                           24,915,373              4,366,600                           5.71
     Class C                                            1,356,124                238,966                           5.67
     Class Y                                           29,973,259              5,134,527                           5.84

Global Bond
     Class A                                          353,306,100             53,604,049                           6.59
     Class B                                          110,636,065             16,777,180                           6.59
     Class C                                            4,262,484                649,122                           6.57
     Class I                                           88,550,052             13,406,394                           6.61
     Class Y                                               84,162                 12,737                           6.61

Global Equity
     Class A                                          446,193,352             71,576,192                           6.23
     Class B                                          101,828,582             17,316,751                           5.88
     Class C                                            2,334,217                399,315                           5.85
     Class Y                                            6,374,512              1,013,563                           6.29

Global Technology
     Class A                                          119,620,235             60,027,181                           1.99
     Class B                                           46,433,081             26,742,918                           1.74
     Class C                                            3,185,209              1,829,272                           1.74
     Class I                                               11,844                  5,882                           2.01
     Class Y                                              326,124                162,930                           2.00


Statement of Additional Information - March 1, 2006                      Page 64

                    FUND                             NET ASSETS       SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------------
International Aggressive Growth
     Class A                                          215,872,577             26,820,498                           8.05
     Class B                                           57,819,694              7,397,837                           7.82
     Class C                                            3,261,563                417,375                           7.81
     Class I                                           82,548,346             10,155,034                           8.13
     Class Y                                              515,894                 63,737                           8.09

International Equity
     Class A                                           91,200,721             12,421,110                           7.34
     Class B                                           24,016,557              3,318,677                           7.24
     Class C                                            1,455,722                201,064                           7.24
     Class I                                           45,221,005              6,123,641                           7.38
     Class Y                                               94,215                 12,808                           7.36

International Opportunity
     Class A                                          407,578,897             53,203,222                           7.66
     Class B                                           81,360,280             10,929,544                           7.44
     Class C                                            2,726,160                368,649                           7.40
     Class I                                           49,993,704              6,452,691                           7.75
     Class Y                                              366,531                 47,574                           7.70

International Select Value
     Class A                                          998,861,154            111,046,133                           9.00
     Class B                                          307,576,476             35,286,756                           8.72
     Class C                                           17,029,395              1,954,898                           8.71
     Class I                                           61,144,808              6,727,163                           9.09
     Class Y                                              915,632                101,103                           9.06

International Small Cap
     Class A                                           65,510,944              7,438,951                           8.81
     Class B                                           16,955,452              1,972,160                           8.60
     Class C                                              839,377                 97,387                           8.62
     Class I                                           10,298,228              1,158,140                           8.89
     Class Y                                               86,855                  9,817                           8.85

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt
     Class A                                          102,085,224             19,306,431                           5.29
     Class B                                           16,816,090              3,182,725                           5.28
     Class C                                            6,130,727              1,160,263                           5.28
     Class Y                                                1,277                    243                           5.26

Mid Cap Growth
     Class A                                        1,376,047,279             94,971,809                          14.49
     Class B                                          328,834,586             24,758,767                          13.28
     Class C                                           12,425,207                935,688                          13.28
     Class I                                           43,239,318              2,931,586                          14.75
     Class Y                                          202,816,215             13,821,344                          14.67

Tax-Exempt Bond
     Class A                                          601,070,861            156,411,350                           3.84
     Class B                                           28,874,300              7,513,770                           3.84
     Class C                                            3,814,428                992,278                           3.84
     Class Y                                                1,871                    487                           3.84

Tax-Exempt High Income
     Class A                                        3,459,967,688            788,294,542                           4.39
     Class B                                          190,108,346             43,318,158                           4.39
     Class C                                           23,087,288              5,258,196                           4.39
     Class Y                                                1,979                    451                           4.39

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                               119,798,091            119,826,052                           1.00



Statement of Additional Information - March 1, 2006                      Page 65

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

        - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

        - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

        - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

        - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

        - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

        - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

        - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

        - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

        - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

        - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.


Statement of Additional Information - March 1, 2006                      Page 66

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.


The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.


While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.


Statement of Additional Information - March 1, 2006                      Page 67

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the funds' website (www.riversource.com/funds), and it may be mailed, e-mailed or otherwise transmitted to any person.


In addition, the investment manager makes publicly available, on a monthly basis, information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally not released until it is at least 30 days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Investor Responsibility Research Center, Inc.), and companies that deliver or support systems that provide analytical or statistical information (including, for example, Factset Research Systems, Bloomberg, L.P.),
(2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including, for example, Morningstar, Inc., Thomson Financial and Lipper Inc.), and (3) other entities that provide trading, research or other investment related services. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (e.g., applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal or state securities laws, and may disclose holdings information in response to requests by governmental authorities.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the funds' Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the funds' shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.


Statement of Additional Information - March 1, 2006                      Page 68

PROXY VOTING

GENERAL GUIDELINES

The funds uphold a long tradition of sound and principled corporate governance. For approximately 30 years, the Board, which consists of a majority of independent directors, has voted proxies. The funds' administrator, Ameriprise Financial, provides support to the Board in connection with the proxy voting process. General guidelines are:

     - CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

     - CHANGES IN CAPITAL STRUCTURE -- The Board votes for amendments to corporate documents that strengthen the financial condition of a business.

     - STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

     - SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes that proxy proposals should address the business interests of the corporation. Such proposals typically request that the company disclose or amend certain business practices but lack a compelling economic impact on shareholder value. In general, these matters are primarily the responsibility of management and should be reviewed by the corporation's board of directors, unless they have a substantial impact on the value of a fund's investment.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. The Board has implemented policies and procedures reasonably designed to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' investment manager, RiverSource Investments, or other affiliated entities.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which a fund votes against the recommendation, the Board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the fund's Board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the Board or that the investment manager recommends be voted different from the votes cast for similar proposals. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from outside resources, including Glass Lewis & Co. The investment manager makes the recommendation in writing. The process established by the Board to vote proxies requires that either Board members or officers who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal.

Funds-of-funds only own shares of other RiverSource funds and vote proxies of those funds whenever shareholder meetings are held. Funds-of-funds will vote for, against or abstain on each proposal that the underlying RiverSource fund sets forth in its proxy soliciting material in the same percentage as the public shareholders of the underlying RiverSource fund vote the proposal. Funds-of-funds do not invest in publicly-held operating companies.


Statement of Additional Information - March 1, 2006                      Page 69

PROXY VOTING RECORD

Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 can be obtained without charge:

        -    Through www.riversource.com/funds,

        -    On a website maintained by the SEC, www.sec.gov, or

        - By calling the fund's administrator, Board Services Corporation, collect at (612) 330-9283.

INVESTING IN A FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (CDSC) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A -- CALCULATION OF THE SALES CHARGE

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund's investment category in Table 1.

                         TABLE 10. CLASS A SALES CHARGE

                                                                           FUND OF FUNDS - BOND, STATE TAX-EXEMPT BOND,
                             BALANCED, EQUITY, FUND OF FUNDS - EQUITY               TAXABLE BOND, TAX-EXEMPT BOND
                           ---------------------------------------------------------------------------------------------
     FUND CATEGORY                                       SALES CHARGE* AS A PERCENTAGE OF:
------------------------------------------------------------------------------------------------------------------------
  TOTAL MARKET VALUE       PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED   PUBLIC OFFERING PRICE**   NET AMOUNT INVESTED
------------------------------------------------------------------------------------------------------------------------
Up to $49,999                      5.75%                    6.10%                   4.75%                   4.99%

$50,000-$99,999                    4.75%                    4.99%                   4.25%                   4.44%

$100,000-$249,999                  3.50%                    3.63%                   3.50%                   3.63%

$250,000-$499,999                  2.50%                    2.56%                   2.50%                   2.56%

$500,000-$999,999                  2.00%                    2.04%                   2.00%                   2.04%

$1,000,000 or more***              0.00%                    0.00%                   0.00%                   0.00%

  * Because of rounding in the calculation of offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 **  Purchase price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary making such a sale. Money market funds do not have a sales charge for Class A shares.


Statement of Additional Information - March 1, 2006                      Page 70

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 11. PUBLIC OFFERING PRICE

                                                                     1.0 MINUS MAXIMUM
                      FUND                         NET ASSET VALUE     SALES CHARGE      PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                                $10.53              0.9425                  $11.17

Portfolio Builder Conservative                               10.23              0.9525                   10.74

Portfolio Builder Moderate                                   10.47              0.9425                   11.11

Portfolio Builder Moderate Aggressive                        10.50              0.9425                   11.14

Portfolio Builder Moderate Conservative                      10.35              0.9525                   10.87

Portfolio Builder Total Equity                               10.55              0.9425                   11.19

Small Company Index                                           8.21              0.9425                    8.71

S&P 500 Index (for Class D)                                   4.55     No sales charge                    4.55

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                                 10.12              0.9425                   10.74

Precious Metals                                               8.98              0.9425                    9.53

Small Cap Advantage                                           7.07              0.9425                    7.50

Small Cap Growth                                              4.19              0.9425                    4.45

Strategy Aggressive                                          11.43              0.9425                   12.13

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                             7.29              0.9425                    7.73

Fundamental Growth                                            5.79              0.9425                    6.14

Fundamental Value                                             5.45              0.9425                    5.78

High Yield Bond                                               2.86              0.9525                    3.00

Select Value                                                  6.65              0.9425                    7.06

Selective                                                     8.69              0.9525                    9.12

Short Duration U.S. Government                                4.79              0.9525                    5.03

Small Cap Equity                                              5.81              0.9425                    6.16

Small Cap Value                                               6.62              0.9425                    7.02

U.S. Government Mortgage                                      5.12              0.9525                    5.38

Value                                                         5.36              0.9425                    5.69

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                                         5.27              0.9525                    5.53

Dividend Opportunity                                          7.30              0.9425                    7.75

Insured Tax-Exempt                                            5.50              0.9525                    5.77

Massachusetts Tax-Exempt                                      5.45              0.9525                    5.72

Michigan Tax-Exempt                                           5.35              0.9525                    5.62

Minnesota Tax-Exempt                                          5.35              0.9525                    5.62

New York Tax-Exempt                                           5.18              0.9525                    5.44

Ohio Tax-Exempt                                               5.35              0.9525                    5.62

Real Estate                                                  13.44              0.9425                   14.26

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                               1.00     No sales charge                    1.00

Core Bond                                                     9.72              0.9525                   10.20


Statement of Additional Information - March 1, 2006                      Page 71

                                                                     1.0 MINUS MAXIMUM
                      FUND                         NET ASSET VALUE     SALES CHARGE      PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Disciplined Equity                                            6.70              0.9425                    7.11

Discovery                                                     9.33              0.9425                    9.90

Growth                                                       28.34              0.9425                   30.07

Income Opportunities                                         10.53              0.9525                   11.06

Inflation Protected Securities                               10.02              0.9525                   10.52

Large Cap Equity                                              5.26              0.9425                    5.58

Large Cap Value                                               5.83              0.9425                    6.19

Limited Duration Bond                                         9.79              0.9525                   10.28

New Dimensions                                               23.99              0.9425                   25.45

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                                              4.89              0.9525                    5.13

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                                      9.84              0.9425                   10.44

Diversified Equity Income                                    12.11              0.9425                   12.85

Mid Cap Value                                                 8.56              0.9425                    9.08

Stock                                                        20.03              0.9425                   21.25

Strategic Allocation                                          9.96              0.9425                   10.57

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                                              8.23              0.9425                    8.73

European Equity                                               4.19              0.9425                    4.45

Global Balanced                                               5.81              0.9425                    6.16

Global Bond                                                   6.59              0.9525                    6.92

Global Equity                                                 6.23              0.9425                    6.61

Global Technology                                             1.99              0.9425                    2.11

International Aggressive Growth                               8.05              0.9425                    8.54

International Equity                                          7.34              0.9425                    7.79

International Opportunity                                     7.66              0.9425                    8.13

International Select Value                                    9.00              0.9425                    9.55

International Small Cap                                       8.81              0.9425                    9.35

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                                       5.29              0.9525                    5.55

Mid Cap Growth                                               14.49              0.9425                   15.37

Tax-Exempt Bond                                               3.84              0.9525                    4.03

Tax-Exempt High Income                                        4.39              0.9525                    4.61

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                                       1.00     No sales charge                    1.00

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

                              DEFERRED SALES CHARGE

                                              NUMBER OF PARTICIPANTS
                                              ----------------------
                        TOTAL PLAN ASSETS      1-99     100 OR MORE
                     -----------------------------------------------
                     Less than $1 million         4%               0%

                     $1 million or more           0%               0%


Statement of Additional Information - March 1, 2006                      Page 72

CLASS A -- REDUCING THE SALES CHARGE

For purposes of reducing the sales charge:

    - If multiple trustees are listed on a revocable trust account, the account will be included only in the household group of the grantor-trustee (the person who put the money into the trust).

    - If the parents or guardians of a minor child who is the beneficiary of one or more Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA) accounts are not members of the same primary household group, the distributor will use its discretion in assigning such accounts to one of the primary household groups. Under most circumstances the distributor will consider the child's primary domicile to be the appropriate household group in which to include the UGMA/UTMA account(s). Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

CLASS A -- LETTER OF INTENT (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days, but backdating the LOI will shorten the going forward window by the length of the backdating. Your holdings in RiverSource funds acquired more than 90 days before receipt of your signed LOI in the distributor's corporate office will not be counted towards the LOI commitment amount and cannot be used as the starting point for the LOI. While these purchases cannot be included within an LOI, you may still be able to take advantage of a reduced sales charge on future purchases because the historic purchases may count toward the combined market value for Rights of Accumulation. For example, if you made an investment more than 90 days ago, and that investment's current market value is $75,000, the sales charge you would pay on additional investment is 4.5% until the market value of your accounts is $100,000, at which point your sales charge will be reduced to 3.5%. If you plan to invest another $50,000 over the next 13 month period, you may not rely on a letter of intent to take immediate advantage of the lower 3.5% sales charge, but instead would naturally realize the lower sales charge of 3.5% (under Rights of Accumulation) after you invested $25,000. To take immediate advantage of the 3.5% sales charge level, you would need to sign a $100,000 LOI and then invest another $100,000. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by Rights of Accumulation or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include reinvested dividends and directed dividends earned in any RiverSource funds; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of an RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the distributor in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.


Statement of Additional Information - March 1, 2006                      Page 73

CLASS B SHARES

Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS Y SHARES

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee, but have a separate shareholder service fee. The following investors are eligible to purchase Class Y shares:

    -   Qualified employee benefit plans* if the plan:

        - uses a daily transfer recordkeeping service offering participants daily access to RiverSource funds and has

            -   at least $10 million in plan assets or

            -   500 or more participants; or

        -   does not use daily transfer recordkeeping and has

            -   at least $3 million invested in RiverSource funds or

            -   500 or more participants.

           A plan that qualifies for investment in Class E or Y may continue to invest in Class E or Y even if it subsequently falls below the required level of assets or participants.

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in RiverSource funds.

    - Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

MONEY MARKET FUNDS

The minimum purchase amount for directors, officers and employees of the fund or the investment manager and Ameriprise Financial Services financial advisors is $1,000 (except payroll deduction plans), with a minimum additional purchase amount of $100 on a monthly systematic purchase plan. The minimum amount for additional purchases in a direct-at-fund account is $25 monthly.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. A fund also can change the program or end it at any time.


Statement of Additional Information - March 1, 2006                      Page 74

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another RiverSource fund may be used to automatically purchase shares in the same class of another fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to another fund the following day. Dividends can be exchanged into the same class of another RiverSource fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

    - Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which Ameriprise Trust Company acts as custodian;

    - Between two Ameriprise Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

    - Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under UGMA or UTMA only into other UGMA or UTMA accounts with identical ownership.

Each fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

Each fund and RiverSource Service Corporation reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


Statement of Additional Information - March 1, 2006                      Page 75

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which Ameriprise Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial advisor or investment professional, or write RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way that can be handled efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. Each fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

PLAN #1: PAY-OUT FOR A FIXED PERIOD OF TIME

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

PLAN #2: REDEMPTION OF A FIXED NUMBER OF SHARES

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PLAN #3: REDEMPTION OF A FIXED DOLLAR AMOUNT

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

PLAN #4: REDEMPTION OF A PERCENTAGE OF NET ASSET VALUE

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.


Statement of Additional Information - March 1, 2006                      Page 76

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 12. CAPITAL LOSS CARRYOVER

                               TOTAL         AMOUNT       AMOUNT          AMOUNT         AMOUNT         AMOUNT         AMOUNT
                           CAPITAL LOSS   EXPIRING IN   EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
        FUND                CARRYOVERS       2007          2008            2009           2010           2011           2012
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder
Aggressive                             0

Portfolio Builder
Conservative                           0

Portfolio Builder
Moderate                               0

Portfolio Builder
Moderate Aggressive                    0

Portfolio Builder
Moderate
Conservative                           0

Portfolio Builder
Total Equity                           0

Small
Company Index                          0

S&P 500 Index                 49,784,007            0              0      2,387,603      5,744,216      9,288,103     16,618,673

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                 225,502,046            0              0              0              0    183,326,800     42,175,246

Precious Metals               12,026,077            0              0      6,859,490              0              0              0

Small Cap Advantage                    0

Small Cap Growth              18,477,538            0              0              0              0     18,477,538              0

Strategy Aggressive        1,414,474,084            0              0    207,116,650    841,156,325    315,348,051     23,741,111

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                593,899            0              0              0              0              0              0

Fundamental Growth               645,527            0              0              0              0              0              0

Fundamental Value             10,783,099            0              0              0        180,117      5,185,330      2,015,696

High Yield Bond            1,376,361,404            0     80,574,095    226,001,198    517,121,802    552,664,309              0

Select Value                  35,108,088            0              0              0     15,995,507     16,604,151      2,508,430

Selective                     29,747,019            0              0              0              0     24,224,582              0

Short Duration
U.S. Government              205,645,039            0     35,174,077    117,356,906              0              0              0

Small Cap Equity                       0

Small Cap Value                        0

                             AMOUNT        AMOUNT
                          EXPIRING IN    EXPIRING IN
        FUND                  2013          2014
-----------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder
Aggressive

Portfolio Builder
Conservative

Portfolio Builder
Moderate

Portfolio Builder
Moderate Aggressive

Portfolio Builder
Moderate
Conservative

Portfolio Builder
Total Equity

Small
Company Index

S&P 500 Index              15,745,412               0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                        0               0

Precious Metals             1,731,355       3,435,232

Small Cap Advantage

Small Cap Growth                    0               0

Strategy Aggressive        27,111,947               0

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth             593,899               0

Fundamental Growth            320,705         324,822

Fundamental Value           1,996,447       1,405,509

High Yield Bond                     0               0

Select Value                        0               0

Selective                   5,017,493         504,944

Short Duration             36,267,962      16,846,094
U.S. Government

Small Cap Equity

Small Cap Value


Statement of Additional Information - March 1, 2006                      Page 77

                               TOTAL         AMOUNT       AMOUNT          AMOUNT         AMOUNT        AMOUNT         AMOUNT
                           CAPITAL LOSS   EXPIRING IN   EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
        FUND                CARRYOVERS       2007          2008           2009            2010           2011           2012
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage                               0

Value                                  0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California
Tax-Exempt                             0

Dividend Opportunity         501,472,613            0              0              0              0    501,472,613              0

Insured
Tax-Exempt                             0

Massachusetts
Tax-Exempt                             0

Michigan
Tax-Exempt                             0

Minnesota
Tax-Exempt                             0

New York
Tax-Exempt                             0

Ohio
Tax-Exempt                        87,465            0              0              0              0              0              0

Real Estate                            0

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                        0

Core Bond                        138,430            0              0              0              0              0              0

Disciplined Equity                     0

Discovery                     68,875,260            0              0              0     26,744,961     42,130,299              0

Growth                       913,031,953            0              0              0    544,257,626    368,774,327              0

Income Opportunities                   0

Inflation Protected
Securities                        52,096            0              0              0              0              0              0

Large Cap Equity             953,822,923            0    506,643,917    416,711,846     20,988,174      9,478,986              0

Large Cap Value                        0

Limited
Duration Bond                     34,483            0              0              0              0              0              0

New Dimensions                61,551,685            0      5,869,455     42,999,536      8,294,019      4,388,675              0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond             104,817,787            0              0     78,698,873     26,118,914              0              0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                     836,509,970            0              0              0    442,946,112    368,676,980     24,886,878

Diversified
Equity Income                          0

Mid Cap Value                          0

Stock                         32,594,987            0              0              0              0     32,594,987              0

Strategic Allocation         112,166,989            0              0              0      9,602,040    102,564,949              0

                             AMOUNT     AMOUNT
                          EXPIRING IN EXPIRING IN
        FUND                  2013        2014
-------------------------------------------------
U.S. Government
Mortgage

Value

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California
Tax-Exempt

Dividend Opportunity                0           0

Insured
Tax-Exempt

Massachusetts
Tax-Exempt

Michigan
Tax-Exempt

Minnesota
Tax-Exempt

New York
Tax-Exempt

Ohio
Tax-Exempt                     87,465           0

Real Estate

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management

Core Bond                           0        138,430

Disciplined Equity

Discovery                           0              0

Growth                              0              0

Income Opportunities

Inflation Protected
Securities                          0         52,096

Large Cap Equity                    0              0

Large Cap Value

Limited
Duration Bond                       0         34,483

New Dimensions                      0              0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                    0              0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                            0              0

Diversified
Equity Income

Mid Cap Value

Stock                               0              0

Strategic Allocation                0              0


Statement of Additional Information - March 1, 2006                      Page 78

                               TOTAL         AMOUNT       AMOUNT          AMOUNT         AMOUNT         AMOUNT         AMOUNT
                           CAPITAL LOSS   EXPIRING IN   EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
        FUND                CARRYOVERS       2007          2008            2009           2010           2011          2012
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                 898,826            0              0        898,826              0              0              0

European Equity               88,587,807            0              0     67,052,074     16,514,518      5,021,215              0

Global Balanced               33,899,972            0              0     20,987,618     10,684,989      2,227,365              0

Global Bond                    6,100,374            0              0              0      6,100,374              0              0

Global Equity                565,449,466            0              0    391,304,630    143,634,885     30,509,951              0

Global Technology            386,068,821            0              0    304,769,594     81,299,227              0              0

International                          0
Aggressive Growth

International Equity                   0

International
Opportunity                  419,302,462            0              0    321,807,492     59,231,998     38,262,972              0

International
Select Value                           0

International
Small Cap                              0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate
Tax-Exempt                             0

Mid Cap Growth                         0

Tax-Exempt Bond                        0

Tax-Exempt
High Income                            0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money
Market                            22,784            0            166              0         18,331              0              0

                              AMOUNT         AMOUNT
                            EXPIRING IN   EXPIRING IN
        FUND                    2013         2014
-----------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                       0            0

European Equity                        0            0

Global Balanced                        0            0

Global Bond                            0            0

Global Equity                          0            0

Global Technology                      0            0

International
Aggressive Growth

International Equity

International
Opportunity                            0            0

International
Select Value

International
Small Cap

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate
Tax-Exempt

Mid Cap Growth

Tax-Exempt Bond

Tax-Exempt
High Income

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money
Market                             4,287            0


It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Statement of Additional Information - March 1, 2006                      Page 79

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

FOR EXAMPLE

You purchase 100 shares of an Equity Fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT BOND AND TAX-EXEMPT BOND FUNDS, all distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE BOND FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).


Statement of Additional Information - March 1, 2006                      Page 80

The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for common stock and 90 days for preferreds). The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 13. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                    PERCENT OF DIVIDENDS QUALIFYING        QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION                FOR INDIVIDUALS
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                                                  16.99%                            29.31%

Portfolio Builder Conservative                                                 5.46                              9.73

Portfolio Builder Moderate                                                    10.03                             17.52

Portfolio Builder Moderate Aggressive                                         13.43                             23.64

Portfolio Builder Moderate Conservative                                        7.66                             13.39

Portfolio Builder Total Equity                                                20.84                             36.74

Small Company Index                                                               0                                 0

S&P 500 Index                                                                100.00                            100.00

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                                                 100.00                            100.00

Precious Metals                                                                0.50                              3.00

Small Cap Advantage                                                               0                                 0

Small Cap Growth                                                                  0                                 0

Strategy Aggressive                                                               0                                 0

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                                              3.17                              3.23

Fundamental Growth                                                            19.07                             19.00

Fundamental Value                                                            100.00                            100.00

High Yield Bond                                                                0.99                              0.99

Select Value                                                                 100.00                            100.00

Selective                                                                         0                                 0

Short Duration U.S. Government                                                    0                                 0

Small Cap Equity                                                               6.07                              6.31

Small Cap Value                                                               33.67                             43.71

U.S. Government Mortgage                                                          0                                 0

Value                                                                        100.00                            100.00

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                                                             0                                 0

Dividend Opportunity                                                         100.00                            100.00

Insured Tax-Exempt                                                                0                                 0

Massachusetts Tax-Exempt                                                          0                                 0

Michigan Tax-Exempt                                                               0                                 0

Minnesota Tax-Exempt                                                              0                                 0


Statement of Additional Information - March 1, 2006                      Page 81

                                                    PERCENT OF DIVIDENDS QUALIFYING       QUALIFIED DIVIDEND INCOME
                     FUND                               FOR CORPORATE DEDUCTION                FOR INDIVIDUALS
---------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                                               0                                 0

Ohio Tax-Exempt                                                                   0                                 0

Real Estate                                                                    0.12                              1.61

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                                                   0                                 0

Core Bond                                                                         0                                 0

Disciplined Equity                                                            34.99                             35.08

Discovery                                                                         0                                 0

Growth                                                                            0                                 0

Income Opportunities                                                           0.13                              0.13

Inflation Protected Securities                                                    0                                 0

Large Cap Equity                                                              91.46                             91.96

Large Cap Value                                                               50.94                             55.22

Limited Duration Bond                                                             0                                 0

New Dimensions                                                               100.00                            100.00

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                                                                  0                                 0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                                                                      61.50                             68.42

Diversified Equity Income                                                    100.00                            100.00

Mid Cap Value                                                                 78.07                             83.61

Stock                                                                        100.00                            100.00

Strategic Allocation                                                          78.92                             99.76

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                                                                  0                            100.00

European Equity                                                                   0                            100.00

Global Balanced                                                               15.46                             39.08

Global Bond                                                                       0                                 0

Global Equity                                                                100.00                            100.00

Global Technology                                                                 0                                 0

International Aggressive Growth                                                1.48                             99.98

International Equity                                                           0.19                             47.51

International Opportunity                                                         0                            100.00

International Select Value                                                        0                                 0

International Small Cap                                                           0                             36.78

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt                                                           0                                 0

Mid Cap Growth                                                                    0                                 0

Tax-Exempt Bond                                                                   0                                 0

Tax-Exempt High Income                                                            0                                 0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market                                                           0                                 0


Statement of Additional Information - March 1, 2006                      Page 82

A fund may be subject to U.S. taxes resulting from holdings in a PFIC. To avoid taxation, a fund may make an election to mark to market. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The Code imposes two asset diversification rules that apply to each fund as of the close of each quarter. First, as to 50% of its holdings, the fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, a fund cannot have more than 25% of its assets in any one issuer.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of a fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.


Statement of Additional Information - March 1, 2006                      Page 83

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.


         TABLE 14. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE



                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                              First $0.50               0.890%                    0.890%
                                                Next 0.50                0.865
                                                 Next 1.0                0.840
                                                 Next 1.0                0.815
                                                 Next 3.0                0.790
                                                 Over 6.0                0.765

Balanced                                        First $1.0               0.530                     0.525*
                                                 Next 1.0                0.505
                                                 Next 1.0                0.480
                                                 Next 3.0                0.455
                                                 Next 1.5                0.430
                                                 Next 2.5                0.410
                                                 Next 5.0                0.390
                                                 Next 9.0                0.370
                                                Over 24.0                0.350

California Tax-Exempt                          First $0.25               0.410         California - 0.470*
Massachusetts Tax-Exempt                        Next 0.25                0.385         Massachusetts - 0.470*
Michigan Tax-Exempt                             Next 0.25                0.360         Michigan - 0.470*
Minnesota Tax-Exempt                            Next 0.25                0.345         Minnesota - 0.461*
New York Tax-Exempt                              Next 6.5                0.320         New York - 0.470*
Ohio Tax-Exempt                                  Next 2.5                0.310         Ohio - 0.470*
                                                 Next 5.0                0.300
                                                 Next 9.0                0.290
                                                Next 26.0                0.270
                                                Over 50.0                0.250

Cash Management                                 First $1.0               0.330         Cash Management - 0.327*
                                                 Next 0.5                0.313
                                                 Next 0.5                0.295
                                                 Next 0.5                0.278
                                                 Next 2.5                0.260
                                                 Next 1.0                0.240
                                                 Next 1.5                0.220
                                                 Next 1.5                0.215
                                                 Next 1.0                0.190
                                                 Next 5.0                0.180
                                                 Next 5.0                0.170
                                                 Next 4.0                0.160
                                                Over 24.0                0.150



Statement of Additional Information - March 1, 2006                      Page 84

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Core Bond                                       First $1.0               0.480         Core Bond - 0.540*
Diversified Bond                                 Next 1.0                0.455         Diversified Bond - 0.500*
Limited Duration Bond                            Next 1.0                0.430         Limited Duration Bond - 0.540*
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.360
                                                 Next 5.0                0.350
                                                 Next 5.0                0.340
                                                 Next 4.0                0.330
                                                Next 26.0                0.310
                                                Over 50.0                0.290

Disciplined Equity                              First $1.0               0.600         Disciplined Equity - 0.600*
Diversified Equity Income                        Next 1.0                0.575         Diversified Equity Income - 0.462*
Growth                                           Next 1.0                0.550         Growth - 0.573*
Large Cap Equity                                 Next 3.0                0.525         Large Cap Equity - 0.591*
Large Cap Value                                  Next 1.5                0.500         Large Cap Value - 0.600*
                                                 Next 2.5                0.485
                                                 Next 5.0                0.470
                                                 Next 5.0                0.450
                                                 Next 4.0                0.425
                                                Next 26.0                0.400
                                                Over 50.0                0.375

Discovery                                      First $0.25               0.640                      0.640
                                                Next 0.25                0.615
                                                Next 0.25                0.590
                                                Next 0.25                0.565
                                                 Next 1.0                0.540
                                                 Over 2.0                0.515

Dividend Opportunity                           First $0.50               0.610                      0.594*
                                                Next 0.50                0.585
                                                 Next 1.0                0.560
                                                 Next 1.0                0.535
                                                 Next 3.0                0.510
                                                 Next 4.0                0.480
                                                 Next 5.0                0.470
                                                 Next 5.0                0.450
                                                 Next 4.0                0.425
                                                Next 26.0                0.400
                                                Over 50.0                0.375



Statement of Additional Information - March 1, 2006                      Page 85

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets                               First $0.25               1.100                      1.093*
                                                Next 0.25                1.080
                                                Next 0.25                1.060
                                                Next 0.25                1.040
                                                 Next 1.0                1.020
                                                 Next 5.5                1.000
                                                 Next 2.5                0.985
                                                 Next 5.0                0.970
                                                 Net 5.0                 0.960
                                                 Next 4.0                0.935
                                                Next 26.0                0.920
                                                Over 50.0                0.900

Equity Value                                   First $0.50               0.530         Equity Value - 0.513
Stock                                           Next 0.50                0.505         Stock - 0.499
                                                 Next 1.0                0.480
                                                 Next 1.0                0.455
                                                 Next 3.0                0.430
                                                 Over 6.0                0.400

European Equity                                First $0.25               0.800         European Equity - 0.800*
Global Equity                                   Next 0.25                0.775         Global Equity - 0.784*
International Opportunity                       Next 0.25                0.750         International Opportunity - 0.785*
                                                Next 0.25                0.725
                                                 Next 1.0                0.700
                                                 Next 5.5                0.675
                                                 Next 2.5                0.660
                                                 Next 5.0                0.645
                                                 Next 5.0                0.635
                                                 Next 4.0                0.610
                                                Next 26.0                0.600
                                                Over 50.0                0.570

Fundamental Growth                              First $1.0               0.780                      0.780
                                                 Next 1.0                0.755
                                                 Next 1.0                0.730
                                                 Next 3.0                0.705
                                                 Over 6.0                0.680

Fundamental Value                              First $0.50               0.730         Fundamental Value - 0.718
Value                                           Next 0.50                0.705         Value - 0.730
                                                 Next 1.0                0.680
                                                 Next 1.0                0.655
                                                 Next 3.0                0.630
                                                 Over 6.0                0.600

Global Balanced                                First $0.25               0.790                        0.790
                                                Next 0.25                0.765
                                                Next 0.25                0.740
                                                Next 0.25                0.715
                                                 Next 1.0                0.690
                                                 Over 2.0                0.665



Statement of Additional Information - March 1, 2006                      Page 86

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Global Bond                                    First $0.25               0.720                        0.754*
                                                Next 0.25                0.695
                                                Next 0.25                0.670
                                                Next 0.25                0.645
                                                 Next 6.5                0.620
                                                 Next 2.5                0.605
                                                 Next 5.0                0.590
                                                 Next 5.0                0.580
                                                 Next 4.0                0.560
                                                Next 26.0                0.540
                                                Over 50.0                0.520

Global Technology                              First $0.25               0.720                        0.720
                                                Next 0.25                0.695
                                                Next 0.25                0.670
                                                Next 0.25                0.645
                                                 Next 1.0                0.620
                                                 Over 2.0                0.595

High Yield Bond                                 First $1.0               0.590                        0.568*
                                                 Next 1.0                0.565
                                                 Next 1.0                0.540
                                                 Next 3.0                0.515
                                                 Next 1.5                0.490
                                                 Next 1.5                0.475
                                                 Next 1.0                0.450
                                                 Next 5.0                0.435
                                                 Next 5.0                0.425
                                                 Next 4.0                0.400
                                                Next 26.0                0.385
                                                Over 50.0                0.360

Income Opportunities                            First $1.0               0.610                        0.610*
                                                 Next 1.0                0.585
                                                 Next 1.0                0.560
                                                 Next 3.0                0.535
                                                 Next 1.5                0.510
                                                 Next 1.5                0.495
                                                 Next 1.0                0.470
                                                 Next 5.0                0.455
                                                 Next 5.0                0.445
                                                 Next 4.0                0.420
                                                Next 26.0                0.405
                                                Over 50.0                0.380



Statement of Additional Information - March 1, 2006                      Page 87

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                  First $1.0               0.440                        0.440*
                                                 Next 1.0                0.415
                                                 Next 1.0                0.390
                                                 Next 3.0                0.365
                                                 Next 1.5                0.340
                                                 Next 1.5                0.325
                                                 Next 1.0                0.320
                                                 Next 5.0                0.310
                                                 Next 5.0                0.300
                                                 Next 4.0                0.290
                                                Next 26.0                0.270
                                                Over 50.0                0.250

Insured Tax-Exempt                              First $1.0               0.450                        0.450
                                                 Next 1.0                0.425
                                                 Next 1.0                0.400
                                                 Next 3.0                0.375
                                                 Over 6.0                0.350

Intermediate Tax-Exempt                         First $1.0               0.390                        0.450*
                                                 Next 1.0                0.365
                                                 Next 1.0                0.340
                                                 Next 3.0                0.315
                                                 Next 1.5                0.290
                                                 Next 2.5                0.280
                                                 Next 5.0                0.270
                                                Next 35.0                0.260
                                                Over 50.0                0.250

International Aggressive Growth                First $0.25               1.000                        0.992
                                                Next 0.25                0.975
                                                Next 0.25                0.950
                                                Next 0.25                0.925
                                                 Next 1.0                0.900
                                                 Over 2.0                0.875

International Equity                           First $0.25               0.970                        0.970
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Next 1.0                0.870
                                                 Over 2.0                0.845

International Select Value                     First $0.25               0.900                        0.845
                                                Next 0.25                0.875
                                                Next 0.25                0.850
                                                Next 0.25                0.825
                                                 Next 1.0                0.800
                                                 Over 2.0                0.775



Statement of Additional Information - March 1, 2006                      Page 88

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
International Small Cap                        First $0.25               1.120                        1.120
                                                Next 0.25                1.095
                                                Next 0.25                1.070
                                                Next 0.25                1.045
                                                 Next 1.0                1.020
                                                 Over 2.0                0.995

Mid Cap Growth                                  First $1.0               0.700                        0.588*
                                                 Next 1.0                0.675
                                                 Next 1.0                0.650
                                                 Next 3.0                0.625
                                                 Next 1.5                0.600
                                                 Next 2.5                0.575
                                                 Next 5.0                0.550
                                                 Next 9.0                0.525
                                                Next 26.0                0.500
                                                Over 50.0                0.475

Mid Cap Value                                   First $1.0               0.700                        0.699*
                                                 Next 1.0                0.675
                                                 Next 1.0                0.650
                                                 Next 3.0                0.625
                                                 Next 1.5                0.600
                                                 Next 2.5                0.575
                                                 Next 5.0                0.550
                                                 Next 9.0                0.525
                                                Next 26.0                0.500
                                                Over 50.0                0.475

New Dimensions                                  First $1.0               0.600                        0.526
                                                 Next 1.0                0.575
                                                 Next 1.0                0.550
                                                 Next 3.0                0.525
                                                 Next 6.0                0.500
                                                Next 12.0                0.490
                                                Over 24.0                0.480

Portfolio Builder Aggressive                       N/A                    N/A                         0.080*
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity

Precious Metals                                First $0.25               0.800                        0.800
                                                Next 0.25                0.775
                                                Next 0.25                0.750
                                                Next 0.25                0.725
                                                 Next 1.0                0.700
                                                 Over 2.0                0.675



Statement of Additional Information - March 1, 2006                      Page 89

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                     First $1.0               0.840                        0.840
                                                 Next 1.0                0.815
                                                 Next 1.0                0.790
                                                 Next 3.0                0.765
                                                 Next 6.0                0.740
                                                Next 12.0                0.730
                                                Over 24.0                0.720

S&P 500 Index                                   First $1.0               0.220                        0.240*
                                                 Next 1.0                0.210
                                                 Next 1.0                0.200
                                                 Next 4.5                0.190
                                                 Next 2.5                0.180
                                                 Next 5.0                0.170
                                                 Next 9.0                0.160
                                                Next 26.0                0.140
                                                Over 50.0                0.120

Select Value                                   First $0.50               0.780                        0.772
                                                Next 0.50                0.755
                                                 Next 1.0                0.730
                                                 Next 1.0                0.705
                                                 Next 3.0                0.680
                                                 Over 6.0                0.650

Selective                                       First $1.0               0.520                        0.520
                                                 Next 1.0                0.495
                                                 Next 1.0                0.470
                                                 Next 3.0                0.445
                                                 Next 3.0                0.420
                                                 Over 9.0                0.395

U.S. Government Mortgage                        First $1.0               0.480                        0.520*
                                                 Next 1.0                0.455
                                                 Next 1.0                0.430
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.360
                                                 Next 5.0                0.350
                                                 Next 5.0                0.340
                                                 Next 4.0                0.330
                                                Next 26.0                0.310
                                                Over 50.0                0.290



Statement of Additional Information - March 1, 2006                      Page 90

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  First $1.0               0.480                        0.510*
                                                 Next 1.0                0.455
                                                 Next 1.0                0.430
                                                 Next 3.0                0.405
                                                 Next 1.5                0.380
                                                 Next 1.5                0.365
                                                 Next 1.0                0.340
                                                 Next 5.0                0.325
                                                 Next 5.0                0.315
                                                 Next 4.0                0.290
                                                Next 26.0                0.275
                                                Over 50.0                0.250

Small Cap Advantage                            First $0.25               0.790                        0.708*
                                                Next 0.25                0.765
                                                Next 0.25                0.740
                                                Next 0.25                0.715
                                                 Next 1.0                0.690
                                                 Over 2.0                0.665

Small Cap Equity                               First $0.25               0.970                        0.970
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Over 1.0                0.870

Small Cap Growth                               First $0.25               0.920                        0.920
                                                Next 0.25                0.895
                                                Next 0.25                0.870
                                                Next 0.25                0.845
                                                 Next 1.0                0.820
                                                 Over 2.0                0.795

Small Cap Value                                First $0.25               0.970                        0.926*
                                                Next 0.25                0.945
                                                Next 0.25                0.920
                                                Next 0.25                0.895
                                                 Over 1.0                0.870

Small Company Index                            First $0.25               0.360                        0.359*
                                                Next 0.25                0.350
                                                Next 0.25                0.340
                                                Next 0.25                0.330
                                                 Next 6.5                0.320
                                                 Next 7.5                0.300
                                                 Next 9.0                0.280
                                                Next 26.0                0.260
                                                Over 50.0                0.240



Statement of Additional Information - March 1, 2006                      Page 91

                                                                 ANNUAL RATE AT EACH     DAILY RATE ON LAST DAY OF MOST
          FUND                              ASSETS (BILLIONS)        ASSET LEVEL            RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                            First $1.0               0.570                        0.516*
                                                 Next 1.0                0.545
                                                 Next 1.0                0.520
                                                 Next 3.0                0.495
                                                 Next 1.5                0.470
                                                 Next 2.5                0.450
                                                 Next 5.0                0.430
                                                 Next 9.0                0.410
                                                Over 24.0                0.390

Strategy Aggressive                             First $1.0               0.600                        0.600
                                                 Next 1.0                0.575
                                                 Next 1.0                0.550
                                                 Next 3.0                0.525
                                                 Over 6.0                0.500

Tax-Exempt Bond                                 First $1.0               0.410                        0.450*
                                                 Next 1.0                0.385
                                                 Next 1.0                0.360
                                                 Next 3.0                0.335
                                                 Next 1.5                0.310
                                                 Next 2.5                0.300
                                                 Next 5.0                0.290
                                                 Next 9.0                0.280
                                                Next 26.0                0.260
                                                Over 50.0                0.250

Tax-Exempt High Income                          First $1.0               0.470                        0.456*
                                                 Next 1.0                0.445
                                                 Next 1.0                0.420
                                                 Next 3.0                0.395
                                                 Next 1.5                0.370
                                                 Next 2.5                0.360
                                                 Next 5.0                0.350
                                                 Next 9.0                0.340
                                                Next 26.0                0.320
                                                Over 50.0                0.300

Tax-Exempt Money Market                         First $0.5               0.310                        0.360*
                                                 Next 0.5                0.295
                                                 Next 0.5                0.278
                                                 Next 2.5                0.260
                                                 Next 1.0                0.240
                                                 Next 1.5                0.220
                                                 Next 1.5                0.215
                                                 Next 1.0                0.190
                                                 Next 5.0                0.180
                                                 Next 5.0                0.170
                                                 Next 4.0                0.160
                                                Over 24.0                0.150



* Effective March 1, 2006, the funds' shareholders approved a change to the Investment Management fee schedule under the Investment Management Services Agreement between RiverSource Investments, LLC and the funds.

Statement of Additional Information - March 1, 2006                      Page 92

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Lipper Index (Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                            TABLE 15. LIPPER INDEXES


             FUND                                      LIPPER INDEX                   FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31

Equity Value                          Lipper Large-Cap Value Funds                          $    817,917

Precious Metals                       Lipper Gold Funds                                          (27,758)

Small Cap Advantage                   Lipper Small-Cap Core Funds                                 89,147

Small Cap Growth                      Lipper Small-Cap Growth Funds                             (249,698)

Strategy Aggressive                   Lipper Mid-Cap Growth Funds                               (854,620)

FISCAL YEAR ENDING MAY 31

Aggressive Growth                     Lipper Mid-Cap Growth Funds                                  1,158

Fundamental Growth                    Lipper Large-Cap Growth Funds                              (31,784)

Fundamental Value                     Lipper Large-Cap Value Funds                                39,947

Select Value                          Lipper Multi-Cap Value Funds                              (211,710)

Small Cap Equity                      Lipper Small-Cap Core Funds                                 (4,445)

Small Cap Value                       Lipper Small-Cap Value Funds                              (576,478)

Value                                 Lipper Large-Cap Value Funds                               (69,520)

FISCAL YEAR ENDING JUNE 30

Dividend Opportunity                  Lipper Equity Income Funds                                  29,485

Real Estate                           Lipper Real Estate Funds                                     8,364

FISCAL YEAR ENDING JULY 31

Disciplined Equity                    Lipper Large-Cap Core Funds                                 15,749

Discovery                             Lipper Small-Cap Core Funds                                 39,153

Growth                                Lipper Large-Cap Growth Funds                            1,705,757

Large Cap Equity                      Lipper Large-Cap Core Funds                               (414,150)

Large Cap Value                       Lipper Large-Cap Value Funds                               (14,485)

New Dimensions*                       Lipper Large-Cap Growth Funds                          (10,062,023)

FISCAL YEAR ENDING SEPTEMBER 30

Balanced                              Lipper Balanced Funds                                      188,433

Diversified Equity Income             Lipper Equity Income Funds                               4,016,026

Mid Cap Value                         Lipper Mid-Cap Value Funds                                 573,945

Stock                                 Lipper Large-Cap Core Funds                               (423,352)

Strategic Allocation                  Lipper Flexible Portfolio Funds                            722,849

FISCAL YEAR ENDING OCTOBER 31

Emerging Markets                      Lipper Emerging Markets Funds                             (251,371)

European Equity                       Lipper European Funds                                     (150,680)

Global Balanced                       Lipper Global Flexible Funds                                72,116

Global Equity                         Lipper Global Funds                                        417,773

Global Technology                     Lipper Science and Technology Funds                        197,924

International Aggressive Growth**     Lipper International Multi-Cap Growth Funds                122,027

International Equity                  Lipper International Funds                                (117,424)

International Opportunity**           Lipper International Large-Cap Core Funds                 (312,535)



Statement of Additional Information - March 1, 2006                      Page 93

             FUND                                      LIPPER INDEX                   FEE INCREASE OR (DECREASE)
----------------------------------------------------------------------------------------------------------------
International Select Value***         Lipper International Multi-Cap Value Funds                 303,325

International Small Cap               Lipper International Small-Cap Funds                       (91,346)

FISCAL YEAR ENDING NOVEMBER 30

Mid Cap Growth                        Lipper Mid-Cap Growth Funds                             (1,315,340)

* Effective Nov. 1, 2005 the index against which the Fund's performance will be measured is the Lipper Large-Cap Core Funds Index.
** The index against which the Fund's performance was measured prior to Jan. 1, 2005 was the Lipper International Funds Index.
*** The index against which the Fund's performance was measured prior to July 1, 2004 was the Lipper International Funds Index.

The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the fund and the change in the Index. The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund's category in Table 1.

             TABLE 16. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION

                       EQUITY FUNDS                                               BALANCED FUNDS
------------------------------------------------------------------------------------------------------------------
  PERFORMANCE                                                      PERFORMANCE
  DIFFERENCE                     ADJUSTMENT RATE                    DIFFERENCE               ADJUSTMENT RATE
------------------------------------------------------------------------------------------------------------------
0.00%-0.50%           0                                            0.00%-0.50%         0

0.50%-1.00%           6 basis points times the performance         0.50%-1.00%         6 basis points times the
                      difference over 0.50%, times 100                                 performance difference
                      (maximum of 3 basis points if a                                  over 0.50%, times 100
                      1% performance difference)                                       (maximum of 3 basis points
                                                                                       if a 1% performance
                                                                                       difference)

1.00%-2.00%           3 basis points, plus 3 basis points          1.00%-2.00%         3 basis points, plus 3
                      times the performance difference over                            basis points times the
                      1.00%, times 100 (maximum 6 basis                                performance difference
                      points if a 2% performance difference)                           over 1.00%, times 100
                                                                                       (maximum 6 basis points if
                                                                                       a 2% performance
                                                                                       difference)

2.00%-4.00%           6 basis points, plus 2 basis points          2.00%-3.00%         6 basis points, plus 2
                      times the performance difference over                            basis points times the
                      2.00%, times 100 (maximum 10 basis                               performance difference
                      points if a 4% performance difference)                           over 2.00%, times 100
                                                                                       (maximum 8 basis points if
                                                                                       a 3% performance
                                                                                       difference)

4.00%-6.00%           10 basis points, plus 1 basis point         3.00% or more        8 basis points
                      times the performance difference over
                      4.00%, times 100 (maximum 12 basis
                      points if a 6% performance difference)

6.00% or more         12 basis points

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] X 0.0002 [2 basis points] X 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.


If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including:
(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or
(2) adoption of a methodology to transition to a substitute index it has approved.

Statement of Additional Information - March 1, 2006                      Page 94

TRANSITIONS. In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.


The management fee is paid monthly. Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board.


The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 17. MANAGEMENT FEES AND NONADVISORY EXPENSES

                                                           MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                -----------------------------------------------------------------------------
                  FUND                             2005            2004        2003          2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                    $    55,141(a)         N/A         N/A     $  34,746         N/A          N/A

Portfolio Builder Conservative                       23,875(a)         N/A         N/A        43,296         N/A          N/A

Portfolio Builder Moderate                           93,838(a)         N/A         N/A       142,907         N/A          N/A

Portfolio Builder Moderate Aggressive               112,009(a)         N/A         N/A       116,480         N/A          N/A

Portfolio Builder Moderate Conservative              43,118(a)         N/A         N/A        75,264         N/A          N/A

Portfolio Builder Total Equity                       43,835(a)         N/A         N/A        27,696         N/A          N/A

Small Company Index                               4,547,058      3,962,556   4,217,776       536,282     604,079      630,193

S&P 500 Index                                       933,587        954,894     632,281      (402,204)    (24,079)    (301,463)

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value                                      6,836,800      6,126,938   5,929,794       465,953     493,392      514,413

Precious Metals                                     659,595        724,228     478,457       176,012     175,964      208,238

Small Cap Advantage                               6,341,134      5,102,126   3,593,634       533,489     227,451      354,549

Small Cap Growth                                  2,276,290      2,359,429   1,747,120       421,008     360,064     (136,353)

Strategy Aggressive                               3,390,499      4,338,334   4,964,632       451,456     585,955      577,160

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                                   399,501        117,564       3,774(b)     82,999      18,117        1,282(b)

Fundamental Growth                                  410,475         79,513       3,368(b)    177,899      24,370          489(b)

Fundamental Value                                 5,556,219      3,377,169   2,055,809       488,580     210,468      (38,629)

High Yield Bond                                  14,973,845     15,136,003  12,593,999       817,018   1,035,459      900,663

Select Value                                      5,256,934      2,995,527   1,268,532       423,030     283,570      (42,902)

Selective                                         4,922,235      6,210,559   7,763,060      (230,799)    522,092      460,190

Short Duration U.S. Government                   10,141,504     14,303,395  15,837,132      (958,143)  1,172,005    1,516,688

Small Cap Equity                                  1,560,155      1,108,923     375,456         6,490     (76,600)     (50,972)

Small Cap Value                                   9,857,858      7,749,795   5,539,260       788,885     675,289     (136,624)

U.S. Government Mortgage                          1,532,464      2,063,726   1,714,820      (188,134)     18,299      101,644

Value                                             3,311,867      2,926,194   1,925,005       285,856     202,871       42,263


Statement of Additional Information - March 1, 2006                      Page 95

                                                             MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                ---------------------------------------------------------------------------------
                  FUND                             2005          2004          2003          2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt                            1,010,591     1,129,991     1,273,942       116,440        139,264       126,709

Dividend Opportunity                             6,201,403     5,081,258     7,090,687       453,329        596,965       562,883

Insured Tax-Exempt                               1,801,898     2,078,914     2,214,318       165,805        187,506       180,424

Massachusetts Tax-Exempt                           372,649       427,506       455,856        43,112         52,958        54,428

Michigan Tax-Exempt                                294,025       342,995       387,348        36,732         43,425        53,043

Minnesota Tax-Exempt                             1,895,714     2,045,996     2,129,734       161,536        182,884       159,041

New York Tax-Exempt                                434,449       495,538       549,702        54,945         62,139        73,579

Ohio Tax-Exempt                                    307,214       360,176       397,430        38,356         43,070        54,325

Real Estate                                        725,491        37,549(c)        N/A       133,564          8,198(c)        N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                                 12,052,160    14,155,568    17,632,026     1,220,672      2,243,652     2,781,187

Core Bond                                          846,872       417,836        32,016(d)     99,940         69,699         7,553(d)

Disciplined Equity                                 408,720        83,580        11,265(e)    130,016          8,110         4,595(e)

Discovery                                        1,074,727     1,239,497       752,017       369,132        177,032       128,264

Growth                                          18,968,320    16,372,054    20,057,173     1,217,404      1,219,778     1,262,092

Income Opportunities                             1,954,757       985,862        38,550(d)    214,865        133,277        15,960(d)

Inflation Protected Securities                     552,220        66,055(f)        N/A        28,432          5,260(f)        N/A

Large Cap Equity                                 9,680,873     2,441,621       342,000       161,534        391,817        40,890

Large Cap Value                                    803,736       446,686       139,254       293,194        129,014        22,043

Limited Duration Bond                              960,788       571,688        34,385(d)     57,170         61,331         7,837(d)

New Dimensions                                  60,896,353    74,353,086    90,852,746     4,912,847      3,537,012     4,234,549

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                                13,003,467    15,409,504    18,159,757    (1,032,114)       575,900     1,058,347

FOR FUNDS WITH FISCAL PERIOD ENDING
  SEPTEMBER 30

Balanced                                         7,169,932     7,736,525     7,434,993       651,610        707,529       567,687

Diversified Equity Income                       24,183,415    17,374,369     9,509,660     1,530,714        993,686       701,496

Mid Cap Value                                    5,816,781     2,537,342       755,866       531,095        271,072        63,479

Stock                                            9,961,824    11,111,422    10,665,505       688,423        582,837       641,829

Strategic Allocation                             5,960,581     5,004,559     5,083,754       642,432        629,876       498,156

FOR FUNDS WITH FISCAL PERIOD ENDING
  OCTOBER 31

Emerging Markets                                 3,801,760     2,770,886     2,181,279       636,569        519,598       477,412

European Equity                                    837,577       872,149       959,764       224,833        236,203       143,588

Global Balanced                                    991,484       699,824       702,933       185,143        171,229       189,130

Global Bond                                      4,359,713     4,143,713     4,084,088       408,133        427,277       450,208

Global Equity                                    4,471,632     3,302,062     3,763,415       485,178        506,708       476,898

Global Technology                                1,574,791     1,812,789     1,185,180       282,889        304,625       235,797

International Aggressive Growth                  3,119,859     1,878,346     1,114,731       384,996        250,484        69,337

International Equity                             1,431,433     1,015,577       439,777       323,432        316,320       131,195

International Opportunity                        3,988,205     2,926,933     2,672,683       566,027        442,832       451,756

International Select Value                      10,340,380     6,467,621     3,341,744       812,998        473,274       152,203

International Small Cap                            933,818       600,389       183,744       333,478        208,586        63,029


Statement of Additional Information - March 1, 2006                      Page 96

                                                             MANAGEMENT FEES                        NONADVISORY EXPENSES
                                                ---------------------------------------------------------------------------------
                  FUND                             2005          2004          2003          2005           2004          2003
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING
  NOVEMBER 30

Mid Cap Growth                                  10,413,718    10,550,526    10,432,639       901,194        744,839       600,194

Tax-Exempt High Income                          17,998,361    20,079,644    21,646,724       308,271        976,647       892,351

Intermediate Tax-Exempt                            644,499       752,882       704,089        67,781        136,017       101,093

Tax-Exempt Bond                                  3,066,023     3,457,986     3,967,418       136,155        248,267       270,404

FOR FUNDS WITH FISCAL PERIOD
  ENDING DECEMBER 31

Tax-Exempt Money Market                            423,253       515,265       678,981       116,613        177,477       218,380


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

SUBADVISORY AGREEMENTS


The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.


The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.


Statement of Additional Information - March 1, 2006                      Page 97

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 18. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES


                                                                              PARENT
                                                                             COMPANY,
      FUND                                SUBADVISER NAME                     IF ANY                FEE SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Small Cap Advantage       Kenwood Capital Management LLC (Kenwood)(a), (d)       A          0.60% on the first $100
                          (effective May 4, 1999)                                        million, reducing to 0.45% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(b)

Small Cap Growth          Essex Investment Management Company, LLC (Essex)       B      0.70% on the first $20 million,
                          (effective Sept. 23, 2005)                                          reducing to 0.60% as
                                                                                                assets increase

                          MDT Advisers, Inc. (MDTA)                             N/A     0.60% on the first $100 million
                          (effective Sept. 23, 2005)

                          Turner Investment Partners, Inc. (Turner)             N/A     0.60% on the first $50 million,
                          (effective Aug. 18, 2003)                                           reducing to 0.50% as
                                                                                                assets increase

                          UBS Global Asset Management (Americas) (UBS)          N/A         0.55% on the first $150
                          (effective Aug. 18, 2003)                                      million, reducing to 0.50% as
                                                                                                assets increase

Strategy Aggressive       American Century Investment Management, Inc.(c)       N/A         0.50% on the first $100
                          (American Century) (effective Nov. 11, 2005)                   million, reducing to 0.38% as
                                                                                                assets increase

                          Turner(c)                                             N/A         0.55% on the first $100
                          (effective Nov. 11, 2005)                                      million, reducing to 0.38% as
                                                                                                assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth         American Century(c)                                   N/A         0.50% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase

                          Turner(c)                                             N/A         0.55% on the first $100
                          (effective April 24, 2003)                                     million, reducing to 0.38% as
                                                                                                assets increase

Fundamental Growth        Goldman Sachs Asset Management L.P. (Goldman)          C      0.50% on the first $50 million,
                          (effective April 24, 2003)                                          reducing to 0.30% as
                                                                                                assets increase

                          Wellington Management Company, LLP (Wellington)       N/A     0.50% on the first $50 million,
                          (effective April 26, 2005)                                          reducing to 0.40% as
                                                                                                assets increase

Fundamental Value         Davis Advisors (Davis)(a)                             N/A         0.45% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase

Select Value              GAMCO Asset Management Inc. (GAMCO)(d)                N/A         0.40% on the first $500
                          (effective March 8, 2002)                                      million, reducing to 0.30% as
                                                                                                assets increase



Statement of Additional Information - March 1, 2006                      Page 98

                                                                              PARENT
                                                                             COMPANY,
      FUND                                 SUBADVISER NAME                     IF ANY                FEE SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
Small Cap Equity          American Century(e)                                   N/A     0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase

                          Lord, Abbett & Co. (Lord, Abbett)(e)                  N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase

                          Wellington                                            N/A        0.60%, subject to possible
                          (effective March 8, 2002)                                      adjustment under a performance
                                                                                            incentive adjustment(f)

Small Cap Value           Royce & Associates, LLC. (Royce)(d)                    D          0.80% on the first $100
                          (effective June 18, 2001)                                      million, reducing to 0.60% as
                                                                                                assets increase

                          Goldman(d)                                            N/A         0.60% on the first $100
                          (effective July 21, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase

                          Barrow, Hanley, Mewhinney & Strauss (BHMS)(d)          E      1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase

                          Donald Smith & Co. Inc. (Donald Smith)(d)             N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase

                          Franklin Portfolio Associates LLC(d) (Franklin         F          0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                                assets increase

Value                     Lord, Abbett                                          N/A         0.35% on the first $200
                          (effective June 18, 2001)                                      million, reducing to 0.25% as
                                                                                                assets increase

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Discovery                 American Century(e)                                   N/A     0.65% on the first $25 million,
                          (effective Dec. 12, 2003)                                           reducing to 0.55% as
                                                                                                assets increase

                          Lord Abbett(e)                                        N/A         0.65% on the first $100
                          (effective Dec. 12, 2003)                                      million, reducing to 0.55% as
                                                                                                assets increase

                          Wellington                                            N/A        0.60%, subject to possible
                          (effective April 10, 2002)                                     adjustment under a performance
                                                                                            incentive adjustment(f)

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets          Threadneedle International Limited(a)                  G          0.45% of the first $150
                          (Threadneedle) (effective July 10, 2004)                       million, reducing to 0.30% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(g)

European Equity           Threadneedle(a)                                        G          0.35% of the first $150
International             (effective July 10, 2004)                                      million, reducing to 0.20% as
Opportunity                                                                             assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(g)

Global Balanced           Threadneedle(a)                                        G          0.35% of the first $150
Global Equity             (effective July 10, 2004)                                      million, reducing to 0.20% as
                                                                                        assets increase, and subject to
                                                                                            a performance incentive
                                                                                                 adjustment(g)



Statement of Additional Information - March 1, 2006                      Page 99

                                                                              PARENT
                                                                             COMPANY,
      FUND                                SUBADVISER NAME                     IF ANY                FEE SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
International             American Century Global Investment Management,         H          0.65% on the first $100
Aggressive Growth         Inc. (ACGIM)                                                  million, 0.60% on assets $100 -
                          (effective Jan. 1, 2005)                                       $250 million, 0.55% on assets
                                                                                         $250 - $500 million, 0.52% on
                                                                                            assets $500 million - $1
                                                                                         billion and 0.50% on assets $1
                                                                                                billion plus(h)

                          Columbia Wanger Asset Management L.P.                  I          0.70% on the first $100
                          (Columbia WAM) (effective Sept. 5, 2001)                       million, reducing to 0.50% as
                                                                                                assets increase

International Equity      The Boston Company Asset Management, LLC (Boston       J          0.50% on the first $150
                          Company) (effective Sept. 25, 2002)                            million, reducing to 0.35% as
                                                                                                assets increase

                          Marsico Capital Management, LLC (Marsico)              K          0.55% on the first $100
                          (effective Oct. 1, 2004)                                       million, reducing to 0.45% as
                                                                                                assets increase

International Select      Alliance Capital Management L.P.                      N/A     0.65% on the first $75 million,
Value                     (Alliance Capital) (effective Sept. 17, 2001)                       reducing to 0.30% as
                                                                                                assets increase

International Small Cap   Templeton Investment Counsel, LLC                     N/A     0.70% on the first $50 million,
                          (Franklin Templeton) (effective Sept. 25, 2002)                     reducing to 0.50% as
                                                                                                assets increase

                          Wellington                                            N/A         0.75% on the first $100
                          (effective Sept. 25, 2002)                                     million, reducing to 0.60% as
                                                                                                assets increase


(a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially-owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.

(b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).
(c) Assets of Strategy Aggressive and Aggressive Growth are aggregated for purposes of calculating subadviser fees under the Subadvisory Agreement fee schedule.

(d) Based on the combined net assets subject to the subadviser's investment management.

(e) Assets of Small Cap Equity and Discovery are aggregated for purposes of calculating subadviser fees under the Subadvisory Agreement fee schedule.
(f) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 10 basis points (0.10%).
(g) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the Lipper Index described in Table 15. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.
(h) These rates are retroactive. When average daily net assets fall within this range, the corresponding rate applies to all the assets in the fund, e.g., if average daily net assets are $200 million, the fee rate of 0.60% applies to the entire $200 million balance.


A - Kenwood is an indirect partially-owned subsidiary of Ameriprise Financial.
B - Essex is majority owned by Affiliated Managers Group.
C - Goldman is an affiliate of Goldman Sachs & Co.
D - Royce is a direct wholly-owned subsidiary of Legg Mason, Inc.
E - BHMS is an independent-operating subsidiary of Old Mutual Asset Management. F - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of
    Mellon Financial Corporation.
G - Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial. H - ACGIM is a wholly-owned subsidiary of American Century.

I - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management
    Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

J - Boston Company is a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation.
K - Marsico is an indirect wholly-owned subsidiary of Bank of America
    Corporation.

Statement of Additional Information - March 1, 2006                     Page 100

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 19. SUBADVISORY FEES


                                                                                          SUBADVISORY FEES PAID
                                                                              ---------------------------------------------
           FUND                                SUBADVISER                           2005               2004          2003
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Small Cap Advantage          Kenwood**                                               $3,089,403     $2,282,191    $1,740,599

Small Cap Growth             Essex                                            Effective 9/23/05            N/A           N/A

                             MDTA                                             Effective 9/23/05            N/A           N/A

                             Turner                                                     371,758        241,927           N/A

                             UBS                                                        342,815        224,007           N/A

                             FORMER SUBADVISER: Bjurman, Barry & Associates             366,178        274,992           N/A
                             (from Aug. 18, 2003 to Sept. 23, 2005)

                             FORMER SUBADVISER: RS Investment Management,               581,602        565,391       400,545
                             L.P. (from Jan. 24, 2001 to Sept. 23, 2005)

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth            American Century                                           114,981         32,431         1,218(a)

                             Turner                                                     119,529         36,468         1,359(a)

Fundamental Growth           Wellington*                                                 21,015(b)         N/A           N/A

                             Goldman                                                    143,448         28,129         1,205(a)

                             FORMER SUBADVISER: Eagle Asset Management,                 139,312(c)      28,655         1,249(a)
                             Inc., a subsidiary of Raymond James Financial,
                             Inc. (from April 7, 2003 to April 26, 2005)

Fundamental Value            Davis*                                                   2,834,365      1,946,906     1,156,584

Select Value                 GAMCO                                                       46,074      1,642,235       626,588

Small Cap Equity             American Century                                           302,079         90,891           N/A

                             Lord, Abbett                                               278,497         93,666           N/A

                             Wellington**                                               388,922        339,459        99,787

                             FORMER SUBADVISER: Pilgrim Baxter &                            N/A            N/A        98,829
                             Associates, Ltd (from inception to Dec. 2003)

Small Cap Value              Goldman                                                  1,599,715        883,316           N/A

                             Royce                                                    2,287,184      3,103,451     2,373,829

                             Franklin Portfolio Associates                              957,263        134,324           N/A

                             BHMS                                                       823,441        126,801           N/A

                             Donald Smith                                               992,659        130,862           N/A

                             FORMER SUBADVISER: National City Investment Co.                N/A            N/A       124,993
                             (from inception to August 2003)

                             FORMER SUBADVISER: Third Avenue Management LLC                 N/A      1,087,918       947,437
                             (from inception to March 2004)

Value                        Lord, Abbett                                             1,389,323      1,251,762       878,954

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Discovery                    American Century                                           261,637        131,822           N/A

                             Lord, Abbett                                               279,061        151,513           N/A

                             Wellington**                                               458,629        620,176       342,165

                             FORMER SUBADVISER:  Pilgrim Baxter                             N/A            N/A       337,687
                             (from April 2002 to December 2003)



Statement of Additional Information - March 1, 2006                     Page 101

                                                                                          SUBADVISORY FEES PAID
                                                                              ---------------------------------------------
           FUND                                SUBADVISER                           2005              2004         2003
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets             Threadneedle                                             1,556,386        361,626           N/A

                             FORMER SUBADVISER:  American Express Asset                     N/A        942,983     1,033,684
                             Management International Inc. (AEAMI)
                             (from inception until July 2004)

European Equity              Threadneedle                                               432,362        131,177           N/A

                             FORMER SUBADVISER:  AEAMI                                      N/A        316,031       448,432
                             (from inception until July 2004)

Global Balanced              Threadneedle                                               407,315         96,408           N/A

                             FORMER SUBADVISER:  AEAMI                                      N/A        151,173       208,168
                             (from inception until July 2004)

Global Equity                Threadneedle                                             1,621,159        449,149           N/A

                             FORMER SUBADVISER:  AEAMI                                      N/A        484,676     1,841,195
                             (from inception until July 2004)

International Aggressive     ACGIM                                                      959,879        542,561       394,806
Growth

                             Columbia WAM                                               985,095        709,378       422,056

International Equity         Boston Company                                             412,238        288,191       118,846

                             Marsico                                                    410,005         30,840           N/A

                             FORMER SUBADVISER:  Putnam Investment                          N/A        308,350       142,969
                             Management, LLC (from inception until
                             Sept. 30, 2004)

International Opportunity    Threadneedle                                             1,720,351        434,968           N/A

                             FORMER SUBADVISER:  AEAMI                                      N/A      1,000,707     1,407,484
                             (from inception until July 2004)

International Select Value   Alliance Capital                                         4,126,134      2,869,277     1,604,035

International Small Cap      Franklin Templeton                                         317,358        200,710        56,399

                             Wellington**                                               331,593        215,256        62,802


  * Effective March 1, 2006, the fund's shareholders approved a change to the subadviser fee schedule for fees paid to the subadviser by the investment manager.
 ** Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.


(a) For fiscal period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(b)  For fiscal period from April 26, 2005 to May 31, 2005.
(c)  For fiscal period from June 1, 2004 to April 26, 2005.


Statement of Additional Information - March 1, 2006                     Page 102

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                          TABLE 20. PORTFOLIO MANAGERS


                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Aggressive           Michelle M. Keeley                None(c)
                     William F. Truscott               None(c)

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Conservative         Michelle M. Keeley                None(c)
                     William F. Truscott               None(c)

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Moderate             Michelle M. Keeley                None(c)
                     William F. Truscott               None(c)

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Moderate             Michelle M. Keeley                None(c)
Aggressive           William F. Truscott               None(c)

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Moderate             Michelle M. Keeley                None(c)
Conservative         William F. Truscott               None(c)

Portfolio            Kent M. Bergene                   None(b)
Builder              David M. Joy                      None
Total                Michelle M. Keeley                None(c)
Equity               William F. Truscott               None(c)

Small                David Factor                      2 RICs*                 $0.7 billion
Company                                                2 PIVs**                $2.6 billion
Index

S&P 500 Index        David Factor                      2 RICs                  $1.7 billion
                                                       2 PIVs                  $2.6 billion

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value         Warren Spitz                      5 RICs                  $4.4 billion        5 RICs
                     Steve Schroll                     2 PIVs                  $216.3 million
                     Laton Spahr

Precious             Clay Hoes                         1 PIV                   $13.9 million
Metals

                           OWNERSHIP           POTENTIAL
                            OF FUND            CONFLICTS     STRUCTURE OF
FUND                         SHARES           OF INTEREST    COMPENSATION
-------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio                   None                  (1)             (1)
Builder
Aggressive


Portfolio                   None                  (1)             (1)
Builder
Conservative


Portfolio                   None                  (1)             (1)
Builder
Moderate


Portfolio               $1 - $10,000              (1)             (1)
Builder                     None
Moderate                    None
Aggressive           $100,001 -$500,000

Portfolio                   None                  (1)             (1)
Builder
Moderate
Conservative

Portfolio                   None                  (1)             (1)
Builder              $100,001 - $500,000
Total                       None
Equity                      None

Small                       None                  (2)             (2)
Company
Index

S&P 500 Index               None                  (2)             (2)

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value         $50,001 - $100,000           (2)             (3)
                     $10,001 - $50,000
                        $1 - $10,000

Precious                $1 - $10,000           (2), (3)           (4)
Metals



Statement of Additional Information - March 1, 2006                     Page 103

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
Small Cap            RSIM: John L. Wallace(d)          4 RICs                  $1.5 billion
Growth                                                 3 PIVs                  $15.9 million
                                                       6 other accounts        $277.6 million
                     RSIM: John H. Seabern(d)          1 RIC                   $953.8 million
                                                       5 other accounts        $252.0 million
                     Turner: William C. McVail         15 RICs                 $2.4 billion
                                                       45 PIVs                 $2.2 billion
                                                       37 other accounts       $1.4 billion        1 PIV; 2 other
                     Turner:                           16 RICs                 $2.0 billion        accounts
                     Christopher K. McHugh             49 PIVs                 $2.4 billion
                                                       35 other accounts       $1.3 billion
                     Turner:                           4 RICs                  $41.0 million       2 RICs; 2 other
                     Frank L. Sustersic                11 PIVs                 $886.0 million      accounts
                                                       32 other accounts       $881.0 million
                     Turner:                           4 RICs                  $433.0 million
                     Jason D. Schrotberger             12 PIVs                 $966.0 million      2 other accounts
                                                       24 other accounts       $682.0 million
                     BB&A: O. Thomas Barry             7 RICs                  $824.2 million
                                                       19 other accounts       $169.2 million
                     BB&A: G. Andrew Bjurman           15 other accounts       $1.3 billion
                     BB&A: Stephen W. Shipman          38 other accounts       $41.2 million       8 other accounts
                     BB&A: Patrick T. Bradford         1 RIC                   $7.3 million
                     BB&A: Roberto P. Wu               5 other accounts        $7.9 million
                     UBS: Paul A. Graham               7 RICs(e)               $764.9 million
                                                       2 PIVs                  $440.2 million      1 other account
                     UBS: David N. Wabnik              7 other accounts        $406.1 million
Small                RiverSource Investments:          4 RICs                  $1.5 billion        4 RICs
Cap                  Dimitris Bertsimas                1 PIV                   $12.7 million
Advantage                                              11 other accounts(f)    $84.9 million
                     RiverSource Investments:          2 RICs                  $806.2 million      2 RICs
                     Jonathan Calvert

                     Kenwood: Jake Hurwitz             1 RIC                   $185.3 million      1 RIC
                                                       1 PIV                   $44.9 million
                     Kenwood: Kent Kelley              18 other accounts       $445.5 million

Strategy             Paul Rokosz                       1 RIC                   $741.1 million      2 RICs
Aggressive                                             2 PIVs                  $141.5 million
                                                       10 other accounts       $1.7 billion

                           OWNERSHIP           POTENTIAL
                            OF FUND            CONFLICTS     STRUCTURE OF
FUND                         SHARES           OF INTEREST    COMPENSATION
-------------------------------------------------------------------------
Small Cap                   None                  (4)             (6)
Growth




                            None                  (5)             (7)














                            None                  (6)             (8)







                            None                  (7)             (9)



Small                       None                  (2)            (10)
Cap
Advantage



                     $100,001 - $500,000       (2), (8)          (11)

                     $100,001 - $500,000

Strategy             $10,001 - $50,000            (2)             (4)
Aggressive



Statement of Additional Information - March 1, 2006                     Page 104

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth    Turner:                           18 RICs                 $2.2 billion
                     Christopher K. McHugh             30 PIVs                 $640.0 million
                                                       59 other accounts       $3.1 billion
                     Turner: Robert E. Turner          27 RICs                 $3.6 billion
                                                       40 PIVs                 $1.6 billion
                                                       88 other accounts       $5.2 billion
                     Turner: William C. McVail         17 RICs                 $2.6 billion
                                                       24 PIVs                 $504.0 million
                                                       5 other accounts        $3.3 billion
                     American Century:
                     Glen A. Fogle                     5 RICs                  $5.584 billion
                     American Century:                 1 other account         $27.823 million
                     David M. Holland

Fundamental          Goldman:                          49 RICs                 $10.7 billion
Growth               Herbert E. Ehlers                 1 PIV                   $94.0 million
                     Goldman:                          542 other accounts      $18.0 billion
                     Gregory H. Ekizian
                     Goldman: David G. Shell
                     Goldman: Steven M. Barry
                     Goldman:
                     Kenneth T. Berents
                     Goldman: Andrew F. Pyne
                     Goldman: Scott Kolar
                     Goldman:
                     Prashant R. Khemka

                     Wellington: John A. Boselli       9 RICs                  $2,709.4 million    1 other account
                                                       7 PIVs                  $846.7 million
                     Wellington:                       33 other accounts       $5,232.5 million
                     Andrew J. Schilling

Fundamental          Christopher  C. Davis             23 RICs                 $48.0 billion
Value                                                  6 PIVs                  $853.0 million
                     Kenneth C. Feinberg               30,000 other            $9.9 billion
                                                       accounts (g)
High Yield           Scott Schroepfer                  1 RIC                   $1.2 billion
Bond

Selective            Tom Murphy                        8 RICs                  $6.2 billion
                                                       3 PIVs                  $1.2 billion
                                                       24 other accounts       $20.9 billion
                     Scott Kirby                       11 RICs                 $8.6 billion        3 RICs;
                                                       7 PIVs                  $2.6 billion        1 other account
                                                       46 other accounts       $22.9 billion
                     Jamie Jackson                     14 RICs                 $12.1 billion
                                                       6 PIVs                  $3.3 billion
                                                       31 other accounts       $5.3 billion

Select Value         Mario Gabelli                     24 RICs                 $11.9 billion(i)    1 RIC;
                                                       14 PIVs                 $707.7 million(i)   14 PIVs; 3 other
                                                       1,747 other accounts    $9.9 billion        accounts

                               OWNERSHIP           POTENTIAL
                                OF FUND            CONFLICTS     STRUCTURE OF
       FUND                      SHARES           OF INTEREST    COMPENSATION
-----------------------------------------------------------------------------
Aggressive Growth               None                  (5)             (7)








                                None                  (9)             (12)




Fundamental                     None                 (11)         (14), (20)
Growth













                                None                 (12)            (15)




Fundamental                    None(h)               (10)            (13)
Value


High Yield               $100,001 - $500,000          (2)             (4)
Bond

Selective                       None                  (2)             (4)


                         $10,001 - $50,000


                         $10,001 - $50,000



Select Value                    None                 (13)            (16)



Statement of Additional Information - March 1, 2006                     Page 105

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
Short Duration       Scott Kirby                       11 RICs                 $7.9 billion        3 RICs;
U.S. Government                                        7 PIVs                  $2.6 billion        1 other account
                                                       46 other accounts       $22.9 billion
                     Jamie Jackson                     14 RICs                 $11.4 billion
                                                       6 PIVs                  $3.3 billion
                                                       31 other accounts       $5.3 billion

Small Cap Equity     American Century:                 13 RICs                 $8.72 billion
                     Thomas P. Vaiana                  2 other accounts        $229.0 million
                     American Century:                 14 RICs                 $9.276 billion
                     William Martin                    2 other accounts        $229.0 million
                     American Century:                 5 RICs                  $2.123 billion
                     Wihelmine von Turk                2 other accounts        $229.0 million
                     Lord, Abbett:                     4 RICs                  $825.2 million
                     Michael T. Smith                  7 other accounts        $534.6 million
                     Wellington:                       4 RICs                  $1,640.9 million    2 RICs;
                     Kenneth L. Abrams                 3 PIVs                  $787.6 million      1 other account
                                                       23 other accounts       $1,846.3 million
                     Wellington:                       4 RICs                  $1,640.9 million
                     Daniel J. Fitzpatrick             3 PIVs                  $787.6 million
                                                       16 other accounts       $1,830.2 million

Small Cap Value      Royce: Jay S. Kaplan              6 RICs                  $7.0 billion
                     Goldman:
                     Eileen Rominger
                     Goldman:                          20 RICs                 $11.1 billion
                     Dolores Bamford                   2 PIVs                  $31.0 million
                     Goldman: David Berdon             280 other accounts      $5.41 billion
                     Goldman: Lisa Parisi
                     Goldman: J. Kelly Flynn           20 RICs                 $2.83 billion
                                                       2 PIVs                  $31.0 million
                     Goldman: Chip Otness              6 other accounts        $634.0 million
                     Donald Smith:                     2 RICs                  $0.786 billion
                     Donald G. Smith                   1 PIV                   $0.171 billion
                     Donald Smith:                     23 other accounts       $1.807 billion
                     Richard L. Greenberg
                     Franklin Portfolio Associates:
                     John S. Cone
                     Franklin Portfolio Associates:    6 RICs (with 14 total
                                                        portfolios)            $13.5 billion

                     Michael F. Dunn                   4 PIVs
                     Franklin Portfolio Associates:    82 other accounts       $0.7 billion
                     Oliver E. Buckley                                         $14.3 billion
                     Franklin Portfolio Associates:
                     Kristin J. Crawford
                     Franklin Portfolio Associates:
                     Langton Garvin

                     BHMS: James S. McClure            3 RICs                  $392.0 million
                     BHMS: John P. Harloe              16 other accounts       $569.8 million

U.S. Government      Scott Kirby                       11 RICs                 $9.3 billion        3 RICs;
Mortgage                                               7 PIVs                  $2.6 billion        1 other account
                                                       46 other accounts       $22.9 billion

                               OWNERSHIP           POTENTIAL
                                OF FUND            CONFLICTS     STRUCTURE OF
       FUND                     SHARES            OF INTEREST    COMPENSATION
-----------------------------------------------------------------------------
Short Duration           $10,001 - $50,000            (2)             (4)
U.S. Government

                         $10,001 - $50,000



Small Cap Equity                None                  (9)            (12)





                                None                 (14)            (17)

                         $500,001 - $1,000,000       (12)            (15)


                                None



Small Cap Value                 None                 (15)            (18)
                                None                 (11)         (19), (20)








                                None                 (16)            (21)



                                None                 (17)            (22)












                                None                 (18)            (23)


U.S. Government          $10,001 - $50,000            (2)             (4)
Mortgage



Statement of Additional Information - March 1, 2006                     Page 106

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
Value                Eli M. Salzmann                   14 RICs                 $23,867.2 million   1 other account
                                                       11 PIVs                 $756.2 million
                     Sholom Dinsky                     53,962 other accounts   $18,554.4 million

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California           David Kerwin                      9 RICs                  $5.84 billion
Tax-Exempt                                             18 other accounts       $7.46 billion

Insured
Tax-Exempt

Massachusetts
Tax-Exempt

Michigan
Tax-Exempt

Minnesota
Tax-Exempt

New-York
Tax-Exempt

Ohio
Tax-Exempt

Dividend             Warren Spitz                      5 RICs                  $8.1 billion        5 RICs
Opportunity          Steve Schroll                     2 PIVs                  $0.22 billion
                     Laton Spahr

Real Estate          Julene Melquist                   None
                     J. Blair Brumley

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Core Bond            Tom Murphy                        8 RICs                  $6.87 billion       2 RICs - $1,491.2 M
                                                       3 PIVs                  $1.28 billion       in assets
                                                       25 other accounts(f)    $21.02 billion
                     Jamie Jackson                     12 RICs                 $9.16 billion       1 other
                                                       6 PIVs                  $3.14 billion       account - $21.52 M
                                                       31 other accounts(f)    $5.88 billion       in assets
                     Scott Kirby                       11 RICs                 $9.14 billion       1 other
                                                       7 PIVs                  $2.71 billion       account - $66.13 M
                                                       48 other accounts(f)    $23.49 billion      in assets

Disciplined          Dimitris Bertsimas                4 RICs                  $1.74 billion       4 RICs
Equity                                                 1 PIV                   $11.7 million
                                                       13 other accounts(f)    $84.8 million
                     Gina Mourtzinou                   2 RICs                  $1.63 billion       2 RICs
                                                       1 PIV                   $11.7 million
                                                       13 other accounts(f)    $84.8 million

                               OWNERSHIP           POTENTIAL
                                OF FUND            CONFLICTS     STRUCTURE OF
       FUND                      SHARES           OF INTEREST    COMPENSATION
-----------------------------------------------------------------------------
Value                           None                 (14)            (17)



FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California                      None                  (2)             (4)
Tax-Exempt

Insured                         None
Tax-Exempt

Massachusetts                   None
Tax-Exempt

Michigan                        None
Tax-Exempt

Minnesota                $50,001 -  $100,000
Tax-Exempt

New-York                        None
Tax-Exempt

Ohio                            None
Tax-Exempt

Dividend                   Over $1,000,000            (2)             (3)
Opportunity              $100,001 - $500,000
                          $10,001 -$50,000

Real Estate                     None               (2), (3)           (5)


FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31

Core Bond                 $10,001-$50,000             (2)             (4)


                          $10,001-$50,000


                          $10,001-$50,000



Disciplined                     None                  (2)          (3), (10)
Equity

                          $50,001-$100,000



Statement of Additional Information - March 1, 2006                     Page 107

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
Discovery            Lord Abbett:                      3 RICs                  $1,031.0 million
                     Michael Smith                     9 other accounts        $600.03 million
                     American Century:                 14 RICs                 $9.97 billion
                     William Martin                    2 other accounts        $302.8 million
                     American Century:                 5 RICs                  $2.48 billion
                     Wilhelmine von Turk               2 other accounts        $302.8 million
                     American Century:                 13 RICs                 $9.39 billion
                     Thomas Vaiana                     2 other accounts        $302.8 million
                     Wellington:                       4 RICs                  $1,710.0 million
                     Kenneth Abrams                    3 PIVs                  $841.2 million      2 RICs - $1,491.2 M
                                                       23 other accounts       $1,999.7 million    in assets; 1 other
                     Wellington:                       4 RICs                  $1,710 million      account - $300.2 M
                     Daniel Fitzpatrick                3 PIVs                  $841.2 million      in asset
                                                       16 other accounts       $1,983.4 million
Growth               Nick Thakore                      4 RICs                  $3.43 billion       4 RICs
                                                       2 PIVs                  $244.06 million

Income               Brian Lavin                       1 RIC                   $40.83 million
Opportunities                                          1 PIV                   $50.11 million
                     Jennifer Ponce de Leon            5 RICs                  $7.93 billion
                                                       1 PIV                   $50.11 million
                                                       10 other accounts       $2.44  billion

Inflation            Jamie Jackson                     12 RICs                 $9.13 billion       3 RICs - $643.57 M
Protected                                              6 PIVs                  $3.14 billion       in assets(j); 1
Securities                                             31 other accounts(f)    $5.88 billion       other account(k)

Large Cap Equity     Nick Thakore                      5 RICs                  $6.56 billion       5 RICs
                                                       2 PIVs                  $244.05 million
                     Bob Ewing                         6 RICs                  $5.7 billion        6 RICs
                                                       2 PIVs                  $244.05 million
                                                       1 other account         $12.04 million

Large Cap Value      Bob Ewing                         6 RICs                  $7.11 billion       6 RICs
                                                       2 PIVs                  $244.05 million
                                                       1 other account         $12.04 million

Limited Duration     Tom Murphy                        8 RICs                  $6.85 billion       3 RICs - $643.57 M
Bond                                                                                               in assets(j)
                                                       3 PIVs                  $1.28 billion
                                                       25 other accounts       $21.02 billion
                     Jamie Jackson                     12 RICs                 $9.15 billion       3 RICs - $643.57 M
                                                                                                   in assets(j); 1
                                                                                                   other account(k)
                                                       6 PIVs                  $3.14 billion
                                                       48 other accounts(f)    $5.88 billion
                     Scott Kirby                       11 RICs                 $9.12 billion
                                                       7 PIVs                  $2.72 billion
                                                       48 other accounts(f)    $23.49 billion

New Dimensions       Gordon Fines                      1 RIC                   $2.32 billion       1 RIC
                                                       2 PIVs                  $145.9 million
                                                       7 other accounts        $1.72 billion
                     Michael Nance                     1 RIC                   $2.32 billion
                                                       1 PIV                   $51.35 million
                                                       13 other accounts(f)    $304.2 million
                     Trisha Schuster                   1 RIC                   $2.32 billion

                           OWNERSHIP           POTENTIAL
                            OF FUND            CONFLICTS     STRUCTURE OF
       FUND                  SHARES           OF INTEREST    COMPENSATION
-------------------------------------------------------------------------
Discovery                   None                 (14)            (17)

                            None                  (9)            (12)








                            None                 (12)            (15)






Growth               $100,001-$500,000            (2)            (24)


Income                $50,001-$100,000            (2)             (4)
Opportunities
                      $50,001-$100,000



Inflation            $10,001-$50,000              (2)             (4)
Protected
Securities

Large Cap Equity     $100,001-$500,000            (2)            (24)

                     $100,001-$500,000



Large Cap Value      $500,001-$1,000,000          (2)            (24)



Limited Duration
Bond                  $10,001-$50,000             (2)             (4)




                      $10,001-$50,000


                      $10,001-$50,000



New Dimensions        Over $1,000,000             (2)            (25)


                            None


                      $10,001-$50,000          (2), (3)          (26)



Statement of Additional Information - March 1, 2006                     Page 108

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond     Tom Murphy                        8 RICs                  $4.74 billion
                                                       4 PIVs                  $1.29 billion
                                                       23 other accounts(f)    $19.82 billion      3 RICs -
                     Jamie Jackson                     12 RICs                 $6.85 billion       $1.45 B in assets;
                                                       6 PIVs                  $3.21 billion       1 other account -
                                                       31 other accounts(f)    $5.59 billion       $0.098 B in assets
                     Scott Kirby                       11 RICs                 $9.79 billion
                                                       6 PIVs                  $2.38 billion
                                                       45 other accounts(f)    $23.27 billion
                     Jennifer Ponce de Leon            5 RICs                  $5.83 billion
                                                       1 PIV                   $0.03 billion
                                                       10 other accounts       $3.25 billion
                     Nicolas Pifer                     4 RICs                  $3.02 billion       1 other account -
                                                       4 PIVs                  $0.47 billion       $0.14 B in assets
                                                       15 other accounts(f)    $4.22 billion

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced             Tom Murphy                        8 RICs                  $6.51 billion
                                                       4 PIVs                  $1.26 billion
                                                       22 other accounts(f)    $17.03 billion      2 RICs -
                     Jamie Jackson                     12 RICs                 $8.72 billion       $1.03 B in assets;
                                                       7 PIVs                  $3.16 billion       1 other account -
                                                       29 other accounts(f)    $6.68 billion       $0.098 B in assets
                     Scott Kirby                       11 RICs                 $8.66 billion
                                                       7 PIVs                  $2.32 billion
                                                       44 other accounts(f)    $22.72 billion
                     Bob Ewing                         6 RICs                  $6.08 billion       6 RICs
                                                       2 PIVs                  $0.04 billion
                                                       1 other account         $0.01billion

Mid Cap Value        Warren Spitz                      4 RICs                  $9.19 billion       4 RICs
                     Laton Spahr                       1 PIV                   $0.16 billion
                     Steve Schroll                     1 other account         $0.01 billion

Diversified          Warren Spitz                      4 RICs                  $5.13 billion       4 RICs
Equity Income        Laton Spahr                       1 PIV                   $0.16 billion
                     Steve Schroll                     1 other account         $0.01 billion

Stock                Dimitris Bertsimas                4 RICs                  $1.1 billion        4 RICs
                                                       6 PIVs                  $0.16 billion
                                                       8 other accounts(f)     $0.08 billion
                     Gina Mourtnizou                   2 RICs                  $0.98 billion       2 RICs
                                                       3 other accounts        $0.04 billion
                     Scott Mullinix                    2 other accounts        $0.18 billion

                               OWNERSHIP           POTENTIAL
                                OF FUND            CONFLICTS     STRUCTURE OF
       FUND                      SHARES           OF INTEREST    COMPENSATION
-----------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond         $100,001-$500,000            (2)             (4)




                          $10,001-$50,000


                          $10,001-$50,000


                          $10,001-$50,000



                            $1-$10,000



FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                  $10,001-$50,000             (2)             (4)




                                None


                                None


                         $100,001-$500,000            (2)            (24)



Mid Cap Value            $100,001-$500,000            (2)             (3)
                          $10,001-$50,000
                          $50,001-$100,000

Diversified              $100,001-$500,000            (2)             (3)
Equity Income                   None
                          $50,001-$100,000

Stock                           None                  (2)            (10)


                             $1-$10,000

                          $10,001-$50,000             (2)            (27)



Statement of Additional Information - March 1, 2006                     Page 109

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
Strategic            Tom Murphy                        8 RICs                  $6.74 billion
Allocation                                             4 PIVs                  $1.26 billion
                                                       22 other accounts(f)    $17.03 billion      2 RICs -
                     Jamie Jackson                     12 RICs                 $8.72 billion       $1.26 B in assets;
                                                       7 PIVs                  $3.16 billion       1 other account -
                                                       29 other accounts(f)    $6.68 billion       $0.098 B in assets
                     Scott Kirby                       11 RICs                 $8.9 billion
                                                       7 PIVs                  $2.32 billion
                                                       44 other accounts(f)    $22.72 billion
                     Dimitris Bertsimas                4 RICs                  $2.18 billion       4 RICs
                                                       6 PIVs                  $0.16 billion
                                                       8 other accounts(f)     $0.08 billion
                     Jonathan Calvert                  2 RICs                  $0.12 billion       2 RICs
                                                       6 PIVs                  $0.16 billion
                     Gina Mourtnizou                   2 RICs                  $2.06 billion
                                                       3 other accounts        $0.04 billion

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets     Julian A.S. Thompson              1 RIC                   $226.0 million
                                                       3 other accounts        $212.0 million
                     Jules Mort                        1 RIC                   $226.0 million
                                                       1 PIV                   $1,428.0 million
                                                       3 other accounts        $212.0 million

European Equity      Dominic Baker                     1 PIV                   $105.0 million
                     Rob Jones                         None

Global Balanced      RiverSource Investments:          5 RICs                  $5.453 billion      1 RIC - $36 M in
                     Nicholas Pifer                    6 PIVs                  $496.025 million    assets; 1 other
                                                       15 other accounts(f)    $4.202 billion      account - $142 M in
                     Threadneedle: Alex Lyle           2 RICs                  $1,717.0 million    assets
                                                       25 PIVs                 $1,602.0 million
                                                       2 other accounts        $287.0 million
                     Threadneedle:                     1 RIC                   $557.0 million
                     Stephen Thornber                  1 PIV                   $72.0 million
                                                       2 other accounts        $93.0 million

Global Bond          Nicholas Pifer                    5 RICs                  $4.932 billion      1 RIC - $36 M in
                                                       6 PIVs                  $496.025 million    assets; 1 other
                                                       15 other accounts       $4.202 billion      account - $142 M in
                                                                                                   assets
Global Equity        Dominic Rossi                     2 RICs                  $1,717.0 million
                                                       1 other account         $604.5 million
                     Stephen Thornber                  1 RIC                   $122.0 million
                                                       1 PIV                   $72.0 million
                                                       2 other accounts        $93.0 million

Global Technology    Nina Hughes                       1 PIV                   $11.437 million

                        OWNERSHIP              POTENTIAL
                         OF FUND               CONFLICTS     STRUCTURE OF
       FUND               SHARES              OF INTEREST    COMPENSATION
-------------------------------------------------------------------------
Strategic             $10,001-$50,000             (2)             (4)
Allocation



                            None


                      $10,001-$50,000


                      Over $1,000,000             (2)            (10)


                     $100,001-$500,000

                     $50,001-$100,000


FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets          None(l)                (19)            (28)





European Equity           None(l)                (19)            (28)


Global Balanced


                        $1-$10,000                (2)             (4)


                          None(l)                (19)            (28)






Global Bond


                        $1-$10,000                (2)             (4)



Global Equity             None(l)                (19)            (28)





Global Technology          None                 (2),(3)          (29)



Statement of Additional Information - March 1, 2006                     Page 110

                                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                                       ---------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                       ACCOUNTS AND
                                                        NUMBER AND TYPE        APPROXIMATE TOTAL        AGGREGATE
       FUND             PORTFOLIO MANAGER                 OF ACCOUNT               NET ASSETS           ASSETS(a)
----------------------------------------------------------------------------------------------------------------------
International        ACGIM:                            9 RICs                  $7.646 billion
Aggressive           Michael Perelstein                1 PIV                   $36.7 million
Growth               ACGIM: Keith Creveling            1 other account         $184.2 million
                     Columbia WAM:
                     P. Zachary Egan                   1 RIC                   $2.6 billion
                     Columbia WAM:
                     Louis J. Mendes

International        Boston Company:                   18 RICs                 $7.1 billion
Equity               D. Kirk Henry                     9 PIVs                  $8.5 billion
                     Boston Company:                   77 other accounts       $16.0 billion
                     Clifford A. Smith
                     Marisco:                          14 RICs                 $4.428 billion
                     James G. Gendelman                2 other accounts        $143.8 million

International        Alex Lyle                         2 RICs                  $1,297.0 million
Opportunity                                            25 PIVs                 $1,602.0 million
                                                       2 other accounts        $287.0 million
                     Dominic Rossi                     2 RICs                  $1,732.0 million
                                                       1 other account         $604.5 million

International        Kevin F. Simms                    15 RICs                 $6.9 billion
Select Value                                           11 PIVs                 $2.7 billion
                     Henry S. D'Auria                  152 other accounts      $18.5 billion

International        Franklin Templeton:               3 RICs                  $1.5 billion
Small Cap            Cindy Sweeting                    11 PIVs                 $4.5 billion
                                                       15 other accounts       $1.6 billion
                     Franklin Templeton:               4 RICs                  $2.2 billion
                     Tucker Scott                      13 PIVs                 $5.3 billion
                                                       3 other accounts        $0.3 billion
                     Franklin Templeton:               1 RIC                   $1.0 billion
                     Simon Rudolph                     11 PIVs                 $1.3 billion
                                                       4 other accounts        $0.4 billion
                     Wellington:                       4 RICs                  $615.1 million      1 other account -
                     Edward L. Makin                   7 PIVs                  $1,273.7 million    $47.0 M in assets
                                                       17 other accounts       $987.7 million

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Mid Cap Growth       Duncan J. Evered                  2 RICs                  $918.82 million
                                                       2 PIVs                  $215.55 million
                                                       17 other accounts       $616.98 million

Tax-Exempt High      David Kerwin                      9 RICs                  $1.941 billion
Income                                                 13 other accounts       $7.622 billion

Intermediate         David Kerwin                      9 RICs                  $5.489 billion
Tax-Exempt                                             13 other accounts       $7.622 billion


Tax-Exempt Bond      David Kerwin                      9 RICs                  $4.981 billion
                                                       13 other accounts       $7.622 billion

                           OWNERSHIP           POTENTIAL
                            OF FUND            CONFLICTS     STRUCTURE OF
       FUND                  SHARES           OF INTEREST    COMPENSATION
-------------------------------------------------------------------------
International               None                  (9)            (12)
Aggressive
Growth
                            None                 (20)            (30)




International               None                 (21)            (31)
Equity


                            None                 (22)            (32)


International             None(l)                (19)            (28)
Opportunity




International               None                 (23)            (33)
Select Value


International               None                 (24)            (34)
Small Cap








                           None                  (12)            (15)



FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Mid Cap Growth       $100,001 - $500,000          (2)            (35)



Tax-Exempt High      $50,001 - $100,000           (2)             (4)
Income

Intermediate         $10,001 - $50,000            (2)             (4)
Tax-Exempt


Tax-Exempt Bond      $10,001 - $50,000            (2)             (4)


*    RIC refers to a Registered Investment Company
**   PIV refers to a Pooled Investment Vehicle
(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.


Statement of Additional Information - March 1, 2006                     Page 111

(c) Ms. Keeley, who serves as Senior Vice President, Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.
(d) Effective May 30, 2005, John Seabern is the sole portfolio manager of the portion of the fund managed by RSIM.
(e)  Includes wrap accounts that are managed as one model.
(f) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(g)  Primarily managed money/wrap accounts.
(h) Neither Christopher Davis nor Kenneth Feinberg own any shares of Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(i) Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts may contain additional assets under the primary responsibility of other portfolio managers.
(j) Messrs. Murphy, Jackson and Kirby manage the fixed income portion of these 3 RICs.
(k) Mr. Jackson manages $0.21 million of that account, and Mr. Kirby manages $82.58 million of that account
(l) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

POTENTIAL CONFLICTS OF INTEREST

(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

        - Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.


(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

Statement of Additional Information - March 1, 2006                     Page 112

        RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RSIM seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RSIM and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RSIM may give advice and take actions with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RSIM's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RSIM's policy that when the amount of securities of a particular issuer available to RSIM's client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RSIM generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RSIM's policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RSIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to (a) Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, (b) the use of soft dollars and other brokerage practices, (c) the voting of proxies, (d) employee personal securities trading, (e) the side by side management of accounts with performance based fees and (f) accounts with fixed fees, and relating to a variety of other circumstances. In all cases, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


Statement of Additional Information - March 1, 2006                     Page 113

(6) BB&A is a subadviser and adviser to other accounts whose investment focus may be similar to those of the fund. BB&A currently has the capacity to manage the fund and these other accounts, and the performance of the fund should not be adversely affected. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. BB&A endeavors at all times to manage all accounts in a fair and equitable manner by maintaining policies and procedures relating to allocation and brokerage practices. The Investment Policy Committee plans to manage mutual funds, separate accounts, wrap accounts and subadvised accounts so as not to exceed BB&A's ability to actively and proficiently manage all accounts.

(7) The management of the fund and other accounts could result in potential conflicts of interest if the fund and other accounts have different objectives, benchmarks, and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the fund. The portfolio managers and their team manage the fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS and the fund have adopted Codes of Ethics that govern personal trading but there is no assurance that the Codes will adequately address all such conflicts.

(8) Kenwood is an affiliate of Ameriprise Financial. The potential conflicts, responsibilities, policies and procedures described in paragraph (2) also apply to Kenwood.

(9) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

        Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

        For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


Statement of Additional Information - March 1, 2006                     Page 114

        American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

        Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(10) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.


Statement of Additional Information - March 1, 2006                     Page 115

(11) GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

        GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

        Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

(12) Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Portfolio Manager generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Manager makes investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the fund may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

        Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.


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(13) Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

        ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

        ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the GAMCO Asset Management, Inc. (GAMCO) and its affiliates. GAMCO does business under the name Gabelli Asset Management Company.

        PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts, which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

        SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with Gabelli & Company, Inc., an affiliate of GAMCO that is a registered broker-dealer, and his indirect majority ownership interest in Gabelli & Company, Inc., he may have an incentive to use Gabelli & Company, Inc. to execute portfolio transactions for the Fund even if using Gabelli & Company, Inc. is not in the best interest of the fund.

        VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of GAMCO's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which GAMCO or its affiliates have investment interests. In Mr. Gabelli's case, GAMCO's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with nonperformance based accounts. In addition, he has investment interests in several of the funds managed by GAMCO and its affiliates. GAMCO and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for GAMCO and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a fund's transactions to the advantage of other accounts and to the detriment of the relevant. To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.


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        In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interest of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity, a structure that could give rise to additional conflict. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the relevant fund and the investments of other accounts.

(15) The fact that Mr. Kaplan has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, Mr. Kaplan may have an opportunity to purchase securities of limited availability. In this circumstance, Mr. Kaplan is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. Mr. Kaplan may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, Mr. Kaplan will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by Mr. Kaplan on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rata portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

(16) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(17) Portfolio Managers at Franklin Portfolio Associates (FPA) may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

        FPA has a fiduciary responsibility to all of the clients for which it manages accounts. FPA seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. FPA has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


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(18) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.


        BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(19) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.


        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.


(20) Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.


        The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        - The most attractive investments could be allocated to higher-fee accounts.

        - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

        - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the funds.


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        A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM has adopted compliance procedures that provide that any transactions between the funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of the funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        The funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.


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        The funds' portfolio managers may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, the funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
        The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds.


(21)    INTRODUCTION


        A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

        These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

        This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

        NEW INVESTMENT OPPORTUNITIES

        Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

        - The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

        COMPENSATION

        Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

        - The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.


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        INVESTMENT OBJECTIVES

        Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

        - To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

        TRADING

        Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

        - When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

        PERSONAL INTEREST

        Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

        - All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

        OUTSIDE DIRECTORSHIP

        Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

        - In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.


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        PROXY VOTING

        Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

        - Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

        PERSONAL TRADING

        Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

        - Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

        - Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

        SOFT DOLLARS

        Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

        - It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

        CONSULTANT BUSINESS

        Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

        -    The Boston Company does not pay referral fees to consultants.


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        GIFTS

        Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

        The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

        - The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.


(22) Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.


        Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

        As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.


(23) As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

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        EMPLOYEE PERSONAL TRADING

        Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

        MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

        Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

        ALLOCATING INVESTMENT OPPORTUNITIES

        Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

        Alliance Capital's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.


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        To address these conflicts of interest, Alliance Capital's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


(24) CONFLICTS. The management of multiple funds, including the fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.


        The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

        Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

        The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

STRUCTURE OF COMPENSATION
(1) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


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(2) The compensation of RiverSource Investments employees consists of (i) a base salary, and (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program. The portfolio manager's annual bonus is based on (i) the fund's assets, (ii) the fund's short-term and long-term tracking error compared to the benchmark index and (iii) the tracking error of two other index funds managed by the portfolio manager compared to the relevant index. Effective Jan. 1, 2005, the portfolio manager's annual bonus will be based on the foregoing factors as well as the performance of other accounts that he manages. RiverSource Investments' portfolio managers are provided benefits packages including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(3) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(4) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. An annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the team of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


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(5) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(6) RSIM is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of the Growth Group or the Value Group. Messrs. Wallace and Seabern are members of the Growth Group (the "Group"). In establishing salaries and bonuses, RSIM considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RSIM sets salary and bonus levels by reference to other investment firms investing in similar categories. In consultation with RSIM's Co-Chief Executive Officers, the leaders of the Group, who include Mr. Wallace, determined all salaries and bonuses for the Group for the fiscal year ended Dec. 31, 2004. Salaries were based on industry standards, as described above. Bonuses within the Group were based on a number of factors, including
        (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one-and three-year periods, with an emphasis on the most recent one-year period, and (2) experience. Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses. In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with RSIM's Co-Chief Executive Officers, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process. Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

(7) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentives to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional's compensation. The CIO is also responsible for identifying investment professionals who should be considered for equity ownership on an annual basis.


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(8) BB&A compensates its investment professionals with salaries, year-end profit sharing, bonuses, account retention commissions, and incentive bonuses based upon account performance. Salaries are competitive with industry standards. Account management commissions are a specific percentage of the account fees paid to the portfolio account manager(s) while the manager and account are still with the firm. Performance bonuses are paid as a specific percentage of the account fees to the portfolio manager(s) when that account's annual returns occur in the top quartile of the returns achieved by other managers having the same investment objective as the subject product.

(9) The compensation received by portfolio managers at UBS includes a base salary and incentive compensation based on their personal performance. UBS's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS's clients. Overall compensation can be grouped into four categories: 1) Competitive salary, benchmarked to maintain competitive compensation opportunities; 2) Annual bonus, tied to individual contributions and investment performance; 3) UBS equity awards, promoting company-wide success and employee retention; 4) Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff. The base salary is used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns the investment professionals' interests with those of UBS's clients. Senior investment professionals, such as Messrs. Graham and Wabnik, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


(10) The portfolio managers' compensation as RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund, institutional portfolio and hedge fund performance. Funding for the portion of the bonus pool related to mutual fund and institutional portfolio management is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. Funding for the portion of the bonus pool related to hedge fund management is based on a percentage of the hedge fund performance fee. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in the company's 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level. Funding for bonuses is also based on certain activities of the team in developing technology tools that can be used in RiverSource Investments' asset management business.

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(11) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(12) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

        BASE SALARY

        Portfolio managers receive base pay in the form of a fixed annual salary.

        BONUS

        A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

        With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. This is the case for the Small Cap Equity Fund and Discovery Fund. In some cases, the performance of a tracking portfolio is not separately considered. Rather, the performance of the policy portfolio is the key metric. This is the case for the Aggressive Growth Fund.

        A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

        A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

        Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor's ability to pay.


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        RESTRICTED STOCK PLANS

        Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

        DEFERRED COMPENSATION PLANS

        Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(13)    Kenneth Feinberg's compensation as a Davis Advisors employee consists of
        (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and
        (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

        Christopher Davis's annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(14) GSAM and the GSAM Growth team's (the Growth Team) compensation package for its Portfolio Managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures performance on a market cycle basis, which typically measures a three-to-seven year period, rather than being focusing on short-term gains in their strategies or short-term contributions from a Portfolio Manager in any given year.

        The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and
        (4) communication with other Portfolio Managers within the research process. Benchmarks for measuring performance can be either broad-based or narrow-based indices, which will vary based on client expectations. The benchmark for the Fundamental Growth Fund is the Russell 1000 Growth Index.

        The Growth Team also considers each Portfolio Manager's individual performance, his or her contribution to the overall performance of the strategy long term, and his/her ability to work as a member of the Team.

        GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co., and anticipated compensation levels among competitor firms.


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(15) The fund pays Wellington Management a fee based on the assets under management of the fund as set forth in the Subadvisory Agreement between Wellington Management and Ameriprise Financial, Inc. with respect to the fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the fund.

        Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the investment professional primarily responsible for the day-to-day management of the fund ("portfolio manager") includes a base salary and incentive components. The base salary for the portfolio manager is determined by his experience and performance in his role as portfolio manager. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the portfolio manager's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees. The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by the portfolio manager and generally each other portfolio managed by such portfolio manager. Wellington Management applies similar incentive structures to other portfolios managed by the portfolio manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance.

(16) Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by GAMCO for managing Select Value Fund. Net revenues are determined by deducting from gross investment management fees paid by the Fund the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby GAMCO will receive only its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by GAMCO for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the GAMCO parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.


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(17) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the portfolio manager's experience, reputation and competitive market rates.

        Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, the funds' size and cash flows, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment to a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

        Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

(18) Mr. Kaplan receives from Royce a base salary, a performance bonus, a "Partners Pool" participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Mr. Kaplan's compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses.

        BASE SALARY - Mr. Kaplan is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of Mr. Kaplan's experience and responsibilities.

        PERFORMANCE BONUS - Mr. Kaplan receives a quarterly performance bonus that is revenue-based, and therefore in part is based on the value of the accounts' net assets, determined with reference to each of the registered investment company accounts he manages. For Mr. Kaplan, the revenue-based performance bonus applicable to the registered investment company accounts he manages is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes.

        Payment of the performance bonus may be deferred as described below, and any amounts deferred are forfeitable, if a portfolio manager is terminated by Royce with or without cause or resigns. The amount of the deferred performance bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce registered investment company accounts selected by the portfolio manager at the beginning of the deferral period. The amount deferred will depend on the portfolio manager's total direct, indirect beneficial, and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.

        PARTNERS POOL - Each portfolio manager, as well as other senior firm employees, participates in a quarterly pool relating to Royce's net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the portfolio manager is terminated with or without cause or resigns, and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.


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        BENEFIT PACKAGE - Each portfolio manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a small portion of a portfolio manager's overall compensation.

(19) GSAM and the GSAM Value Team's (the Value Team) compensation package for its Portfolio Managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year, which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

        The performance bonus is significantly influenced by a 3-year period of investment performance.
        The following criteria are considered:

        -    Individual performance (relative, absolute)

        -    Team Performance (relative, absolute)

        -    Consistent performance that aligns with clients' objectives

        -    Achievement of top rankings (relative and competitive)

        The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3-year basis.

(20) Other Compensation. GSAM offers a number of additional benefits/deferred compensation programs for all Portfolio Managers including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

        Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


(21) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.


(22) FPA's portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

        FPA feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.


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(23) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

        In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(24) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. In addition, where portfolio managers invest in a hedge fund managed by RiverSource Investments, they receive a cash reimbursement for the fees charged on their hedge fund investments. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in these accounts managed by the portfolio managers, including the Fund, and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio managers. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(25) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


Statement of Additional Information - March 1, 2006                     Page 135

(26) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. With respect to mutual funds, funding for the bonus pool is determined by a percentage of the aggregate assets under management in mutual funds managed by the portfolio managers, including the Fund, plus a percentage of the assets of the funds they support as research analysts and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups and with respect to other accounts, by a percentage of management fees. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(27) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual bonus is based on mutual fund performance. Funding for the bonus pool is determined by a market competitive bonus target for the portfolio manager and by the short-term (typically one-year) performance of the accounts compared to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of the portfolio manager's bonus based on his/her performance as an employee. RiverSource Investments' portfolio managers are provided with a benefits package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(28) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one year) and long-term (typically three year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle Investments employees. Depending upon their job level, Threadneedle Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all Threadneedle Investments employees at the same job level.


Statement of Additional Information - March 1, 2006                     Page 136

(29) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on mutual fund, institutional portfolio and hedge fund performance. In addition, where portfolio managers invest in a hedge fund managed by RiverSource Investments, they receive a cash reimbursement for the fees charged on their hedge fund investments. With respect to mutual funds and institutional portfolios, funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio manager, including the Fund, plus a percentage of the assets of the funds she supports as research analyst and by the short-term (typically one year) and long-term (typically three year) performance of those accounts in relation to the relevant peer groups. With respect to hedge funds, funding for the bonus pool is a percentage of performance fees earned on the hedge funds managed by the portfolio manager plus a percentage of performance fees earned on the hedge funds she supports as research analyst. The percentage of the hedge fund performance fees used to fund the bonus pool is determined annually based on the performance of the mutual funds managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(30) As of October 31, 2005, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes also participates in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and is based on Columbia WAM's recent performance. Portfolio manager compensation is variable and is based on both security analysis and portfolio management skill, as reflected through investment performance. Security analysis performance is evaluated based on investment results versus benchmarks of assigned coverage areas, industry and country weighting recommendations, achievement of industry and country weighting change mandates, the attainment of consistency across accounts, the magnitude of assets managed and the number of new investment ideas generated. Portfolio management performance is gauged on the pre-tax total return of each fund as measured against the performance of its benchmark index as well as its Lipper peer group. For portfolio managers that manage multiple funds, the performance of each fund is weighted by asset size so that the performance of a larger fund bears more importance on a portfolio manager's compensation than a smaller fund.


        Other factors used to determine portfolio manager compensation include the manager's business building efforts and governance and citizenship. The same factors and approach are applied to a portfolio manager's management of a separate account. Further, salary and bonus amounts were also impacted by Columbia WAM's income growth, revenue growth and growth of assets under management. Base salary amounts are determined according to multiple year performance, whereas bonus amounts are determined largely according to the manager's current year performance.


        A portion of Mr. Egan's compensation is also based on his responsibilities as the director of international research at Columbia WAM.


Statement of Additional Information - March 1, 2006                     Page 137

(31) The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

        For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

        All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon 3 year CD rate).

(32) Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

        Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

        Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.

        In addition to his salary and bonus, Mr. Gendelman may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.


Statement of Additional Information - March 1, 2006                     Page 138

(33) Alliance Capital's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

        (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.

        (iii) Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"):
              Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units).

        (iv)  Contributions under Alliance Capital's Profit Sharing/401(k) Plan:
              The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.


Statement of Additional Information - March 1, 2006                     Page 139

(34) The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

        BASE SALARY Each portfolio manager is paid a base salary.

        ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

        - INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

        - RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

        - NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

        - RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

        ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

        Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

(35) The portfolio manager's compensation as a RiverSource Investments employee consists of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and
        (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool. The bonus pool is determined by a percentage of the aggregate assets under management in accounts managed by the portfolio managers, including the fund, and by the short-term (typically one year) and long-term (typically three years) performance of those accounts in relation to the relevant peer groups. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his performance as an employee. RiverSource Investments portfolio managers are provided with a benefit package, including life insurance, health insurance, and participation in company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


Statement of Additional Information - March 1, 2006                     Page 140

ADMINISTRATIVE SERVICES AGREEMENT

Each fund has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 21. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE*

                                                              ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         -----------------------------------------------------------------------------------------
                                                           $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
                  FUND                   $0 - 500,000,000  1,000,000,000     3,000,000,000     12,000,000,000    $12,000,000,001 +
----------------------------------------------------------------------------------------------------------------------------------
Discovery                                           0.080%          0.075%             0.070%           0.060%               0.050%
Emerging Markets
European Equity
Global Balanced
Global Bond
Global Equity
International Aggressive Growth
International Equity
International Opportunity
International Select Value
International Small Cap
Partners Small Cap Value
Small Cap Advantage
Small Cap Equity
Small Cap Growth
Small Company Index
Strategic Allocation

California Tax-Exempt                               0.070%          0.065%             0.060%           0.050%               0.040%
Core Bond
Diversified Bond
High-Yield Bond
Income Opportunities
Inflation Protected
Insured Tax-Exempt
Intermediate Tax-Exempt
Limited Duration Bond
Massachusetts Tax-Exempt
Michigan Tax-Exempt
Minnesota Tax-Exempt
New York Tax-Exempt
Ohio Tax-Exempt
Selective
Short Duration U.S. Government
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage


Statement of Additional Information - March 1, 2006                     Page 141

                                                              ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                         -----------------------------------------------------------------------------------------
                                                           $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
                  FUND                   $0 - 500,000,000  1,000,000,000     3,000,000,000     12,000,000,000    $12,000,000,001 +
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                   0.060%          0.055%             0.050%             0.040%             0.030%
Balanced
Cash Management
Disciplined Equity
Diversified Equity
Dividend Opportunity
Equity Value
Fundamental Growth
Fundamental Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
New Dimensions
Precious Metals
Real Estate
S&P 500 Index
Select Value
Stock
Strategy Aggressive
Tax-Exempt Money Market
Value

Portfolio Builder Aggressive                        0.020%          0.020%             0.020%             0.020%             0.020%
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity

* Effective Oct. 1, 2005, the funds' Board approved a change to the Administrative Services Agreement fee schedule under the Administrative Services Agreement between Ameriprise Financial and the funds.


Statement of Additional Information - March 1, 2006                     Page 142

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                          TABLE 22. ADMINISTRATIVE FEES


                                                                ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                          ------------------------------------------------       APPLIED TO
                          FUND                                2005              2004              2003           FUND ASSETS
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                                    13,785(a)            N/A               N/A             0.020
Portfolio Builder Conservative                                   5,969(a)            N/A               N/A             0.020
Portfolio Builder Moderate                                      23,460(a)            N/A               N/A             0.020
Portfolio Builder Moderate Aggressive                           28,002(a)            N/A               N/A             0.020
Portfolio Builder Moderate Conservative                         10,779(a)            N/A               N/A             0.020
Portfolio Builder Total Equity                                  10,959(a)            N/A               N/A             0.020
Small Company Index                                            784,439           731,549           737,583             0.060
S&P 500 Index                                                  319,791           324,551           213,950             0.080

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                                   454,202           451,613           503,915             0.037
Precious Metals                                                 51,848            52,769            36,584             0.060
Small Cap Advantage                                            491,869           371,247           295,220             0.054
Small Cap Growth                                               224,042           218,131           162,755             0.080
Strategy Aggressive                                            369,709           441,077           507,375             0.050

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                               24,630             7,449               254(b)          0.060
Fundamental Growth                                              31,978             6,428               259(b)          0.060
Fundamental Value                                              458,121           271,928           168,023             0.058
High Yield Bond                                              1,219,476         1,227,227         1,034,060             0.046
Select Value                                                   427,460           240,301            94,457             0.058
Selective                                                      477,298           598,158           738,688             0.050
Short Duration U.S. Government                                 960,018         1,317,413         1,421,675             0.048
Small Cap Equity                                               129,820            88,061            32,020             0.080
Small Cap Value                                                824,914           676,121           470,468             0.071
U.S. Government Mortgage                                       152,145           204,741           166,561             0.050
Value                                                          285,752           228,212           161,752             0.060

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                           87,771           100,323           111,565             0.040
Dividend Opportunity                                           406,110           415,515           457,055             0.037
Insured Tax-Exempt                                             166,983           193,412           204,472             0.040
Massachusetts Tax-Exempt                                        30,362            37,526            39,417             0.040
Michigan Tax-Exempt                                             23,283            30,016            33,309             0.040
Minnesota Tax-Exempt                                           163,503           176,718           182,304             0.038
New York Tax-Exempt                                             36,031            43,576            47,766             0.040
Ohio Tax-Exempt                                                 24,486            31,477            34,268             0.040
Real Estate                                                     41,449             2,235(c)            N/A             0.050

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                              1,016,703         1,171,667         1,445,919             0.025
Core Bond                                                       78,241            38,539             2,965(d)          0.050
Disciplined Equity                                              29,441             6,521               939(e)          0.050
Discovery                                                       97,528           106,137            85,805             0.060


Statement of Additional Information - March 1, 2006                     Page 143


                                                                ADMINISTRATIVE SERVICES FEES PAID IN             DAILY RATE
                                                          ------------------------------------------------       APPLIED TO
                          FUND                                2005              2004              2003           FUND ASSETS
----------------------------------------------------------------------------------------------------------------------------
Growth                                                       1,370,094         1,523,915         1,469,076             0.045
Income Opportunities                                           164,038            81,849             3,160(d)          0.050
Inflation Protected Securities                                  61,197             6,834(f)            N/A             0.050
Large Cap Equity                                               860,387           212,114            27,560             0.048
Large Cap Value                                                 67,667            41,856            11,000             0.050
Limited Duration Bond                                           88,881            53,771             3,184(d)          0.050
New Dimensions                                               4,756,123         5,561,820         5,277,428             0.035

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                             1,259,427         1,460,195         1,674,570             0.046

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                                       524,986           588,644           610,513             0.039
Diversified Equity Income                                    1,216,876           942,358           676,319             0.026
Mid Cap Value                                                  385,071           170,293            58,931             0.050
Stock                                                          712,884           789,200           768,983             0.034
Strategic Allocation                                           383,942           390,084           381,033             0.037

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                               351,359           271,857           208,342             0.080
European Equity                                                 75,504            78,835            82,084             0.080
Global Balanced                                                 70,382            59,047            56,559             0.080
Global Bond                                                    342,324           314,640           311,211             0.079
Global Equity                                                  305,907           284,795           304,662             0.079
Global Technology                                              112,326           131,702            93,713             0.060
International Aggressive Growth                                240,889           149,750            94,603             0.080
International Equity                                           127,687            88,536            38,014             0.080
International Opportunity                                      331,818           255,871           239,593             0.080
International Select Value                                     861,655           549,050           284,251             0.075
International Small Cap                                         74,264            46,103            13,092             0.080

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                         64,053            69,058            65,453             0.070
Mid Cap Growth                                               1,023,124         1,056,445           868,316             0.054
Tax-Exempt Bond                                                321,037           323,368           371,126             0.069
Tax-Exempt High Income                                       1,505,060         1,447,459         1,546,469             0.060

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                         42,768            45,528            60,388             0.060


(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available) to June 30, 2004.
(d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.


Statement of Additional Information - March 1, 2006                     Page 144

TRANSFER AGENCY AGREEMENT

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares. Under the agreement, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fee varies depending on the investment category of the fund. For all but Class I shares, the fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class Y shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. For Class I shares, the fund allocates the fees based strictly on the number of shareholder accounts. You can find your fund's investment category in Table 1.

                 BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

    CLASS A   CLASS B   CLASS C   CLASS D   CLASS E   CLASS I   CLASS Y
    -------   -------   -------   -------   -------   -------   -------
    $19.50    $20.50    $20.00    $19.50    $19.50    $1.00     $17.50

     FUNDS-OF-FUNDS - BOND, STATE TAX-EXEMPT BOND, TAXABLE BOND, TAX-EXEMPT BOND FUNDS The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

              CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
              -------   -------   -------   -------   -------
              $20.50    $21.50    $21.00    $1.00     $18.50

                               MONEY MARKET FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.

              CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
              -------   -------   -------   -------   -------
              $22.00    $23.00    $22.50    $1.00     $20.00

In addition, an annual closed-account fee of $5.00 per inactive account may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION AGREEMENT

Ameriprise Financial Services, Inc., located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474, is the funds' principal underwriter. Each fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the Distributor daily. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - March 1, 2006                     Page 145

                   TABLE 23. SALES CHARGES PAID TO DISTRIBUTOR

                                                                                             AMOUNT RETAINED AFTER PAYING
                                           SALES CHARGES PAID TO DISTRIBUTOR                COMMISSIONS AND OTHER EXPENSES
                                       -----------------------------------------------------------------------------------------
                FUND                       2005            2004           2003           2005            2004            2003
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive              2,689,735(a)         N/A            N/A      1,129,812(a)          N/A             N/A
Portfolio Builder Conservative              722,689(a)         N/A            N/A        178,650(a)          N/A             N/A
Portfolio Builder Moderate                3,810,185(a)         N/A            N/A      1,309,727(a)          N/A             N/A
Portfolio Builder Moderate Aggressive     6,114,118(a)         N/A            N/A      2,610,071(a)          N/A             N/A
Portfolio Builder Moderate
  Conservative                            1,603,913(a)         N/A            N/A        530,042(a)          N/A             N/A
Portfolio Builder Total Equity            1,393,255(a)         N/A            N/A        509,719(a)          N/A             N/A
Small Company Index                       1,511,932      1,717,480      2,281,660        554,278         485,006         379,830
S&P 500 Index                              N/A - No            N/A            N/A            N/A             N/A             N/A
                                       sales charge

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                740,741        798,502      1,056,778        258,954         212,373         257,505
Precious Metals                             141,256        146,086        116,320         58,658          46,448         (25,993)
Small Cap Advantage                       1,972,996      2,543,371        968,618        774,287         757,410         332,344
Small Cap Growth                            636,221      1,140,014      1,001,802        251,743         371,324         177,635
Strategy Aggressive                         595,175        873,773      1,249,906        241,030         296,244         439,236

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                           166,200        131,508          2,319(b)      72,464          50,690          19,790(b)
Fundamental Growth                          109,110         87,619          5,351(b)      43,395          18,759         (18,864)(b)
Fundamental Value                         2,827,644      2,069,259      1,337,752      1,038,987         633,428         251,037
High Yield Bond                           3,295,433      4,885,301      3,424,299      1,011,136       1,014,719         301,541
Select Value                              1,633,975      2,473,422      1,230,319        582,671         668,150          56,873
Selective                                   602,603      1,034,975      1,444,382        299,174         429,635         232,740
Short Duration U.S. Government            3,842,195      8,055,130     11,561,778      1,629,476       2,236,469      (2,552,775)
Small Cap Equity                            523,687        687,100        317,549        187,706         199,371           9,860
Small Cap Value                           2,787,117      3,415,712      2,827,168      1,053,640       1,093,404         579,029
U.S. Government Mortgage                    631,090      1,414,409      2,218,546        197,759         322,339         585,001
Value                                       836,914      1,098,734        980,177        248,868         257,673         138,732

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                       218,698        246,897        369,212        111,053          96,481         147,346
Dividend Opportunity                      1,604,180      1,451,779      1,198,206        523,080         537,003         449,037
Insured Tax-Exempt                          312,122        567,873        739,237        104,484         182,980         (34,724)
Massachusetts Tax-Exempt                     98,324        163,094        230,570         44,188          67,903          23,080
Michigan Tax-Exempt                          68,367        108,759        123,009         20,700          48,877           9,420
Minnesota Tax-Exempt                        463,661        645,851        658,737        141,616         225,724          43,189
New York Tax-Exempt                         134,248        155,512        146,838         63,799          65,578          26,914
Ohio Tax-Exempt                              55,404        113,361        155,216          9,152          35,469          15,472
Real Estate                                 556,465        224,344(c)         N/A        223,572          95,933(c)          N/A

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                             994,923      1,556,245      2,570,091        993,250       1,554,374       2,568,224
Core Bond                                   207,266        243,504         61,761(d)      90,811         169,705        (239,213)(d)
Disciplined Equity                          126,376         64,957         15,207(e)      47,059          13,620         (24,103)(e)
Discovery                                    50,012         74,600         82,752         21,278          34,840          40,973
Growth                                    3,540,317      5,194,048      5,319,830      1,430,279       1,979,434       1,703,248
Income Opportunities                        891,368      1,008,513         51,706(d)     201,999         268,488        (266,547)(d)


Statement of Additional Information - March 1, 2006                     Page 146

                                                                                             AMOUNT RETAINED AFTER PAYING
                                           SALES CHARGES PAID TO DISTRIBUTOR                COMMISSIONS AND OTHER EXPENSES
                                       -----------------------------------------------------------------------------------------
                FUND                       2005            2004           2003           2005            2004            2003
--------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities              429,879        218,847(f)         N/A         84,033          45,591(f)          N/A
Large Cap Equity                          1,812,939      2,547,239        592,326        723,158         711,343          76,721
Large Cap Value                             196,360        454,971        180,263         71,406         132,559           6,677
Limited Duration Bond                       393,925        423,604         64,991(d)     115,701         178,177        (268,630)(d)
New Dimensions                           12,342,999     18,985,816     20,406,015      5,171,535       6,850,376         454,955

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                          3,072,387      3,926,269      5,046,003      1,203,503       1,516,544         722,797

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                    501,366        735,450        750,472        168,698         240,733         228,111
Diversified Equity Income                 9,791,165     10,301,867      3,604,654      2,664,788       2,933,886       1,012,358
Mid Cap Value                             3,098,747      2,377,837        655,293        986,793         837,278         149,937
Stock                                       492,446        831,538        980,709        194,645         329,906         337,309
Strategic Allocation                      1,083,154        989,579        847,194        244,136         316,545         223,952

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                            798,990        556,829        243,062     (6,658,875)     (6,660,972)     (2,681,731)
European Equity                             159,444        227,285        212,129         62,330         121,202          42,141
Global Balanced                             172,415        150,501        122,917         49,152          57,629          45,326
Global Bond                                 765,438        956,580      1,009,917        390,806         536,364         537,388
Global Equity                               778,062        467,198        437,154        211,977         203,564         196,939
Global Technology                           328,770        591,744        543,360         67,485         208,704         150,041
International Aggressive Growth             816,345        796,060        528,748        282,465         360,944         194,832
International Equity                        299,410        456,321        329,351         96,946         175,987          82,777
International Opportunity                   873,855        997,517        274,577        244,843         371,845         104,589
International Select Value                3,425,153      3,105,887      1,896,607      1,020,350       1,220,539         527,546
International Small Cap                     203,543        324,756         86,270         60,817         115,235          18,806

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                     176,349        306,545        611,983         40,451          86,091         100,008
Mid Cap Growth                            1,821,533      3,566,760      4,166,089        635,918       1,373,111       1,046,768
Tax-Exempt Bond                             371,626        495,541        740,644        107,815         197,028         233,789
Tax-Exempt High Income                    2,115,452      3,131,234      4,468,036      2,736,405       1,256,629       1,475,443
                                               2004           2003           2002           2004            2003            2002

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                    N/A - No            N/A            N/A            N/A             N/A             N/A
                                       sales charge

(a) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(b) For the period from April 14, 2003 (when shares became publicly available) to May 31, 2003.
(c) For the period from March 4, 2004 (when shares became publicly available to June 30, 2004. (d) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(e) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.
(f) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


For funds with Class Y shares, except for Cash Management, the fund pays the distributor a fee for service provided to shareholders by financial advisors and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of average daily net assets for Class Y.

Statement of Additional Information - March 1, 2006                     Page 147

PLAN AND AGREEMENT OF DISTRIBUTION

FOR FUNDS OTHER THAN MONEY MARKET FUNDS

     To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund approved a Plan of Distribution (Plan) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate as follows:

     The fee is based on the average daily net assets of the fund attributable to the applicable class:

                    CLASS A   CLASS B   CLASS C   CLASS D
                    -------   -------   -------   -------
                     0.25%     1.00%     1.00%     0.25%

     For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.

FOR MONEY MARKET FUNDS

     The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A.


                    CLASS A   CLASS B   CLASS C
                    -------   -------   -------
                     0.10%     0.85%     0.75%



     For Class B and Class C shares, up to 0.75% is reimbursed for distribution expenses. For Class A and Class B shares, 0.10% is paid to the distributor to compensate the distributor, financial advisors and servicing agents for personal service to shareholders and maintenance of shareholder accounts.


Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of Class A, Class B, Class C and Class D shares, as applicable. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.


Statement of Additional Information - March 1, 2006                     Page 148

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 24. 12b-1 FEES

                       FUND                            CLASS A       CLASS B       CLASS C       CLASS D
----------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
Portfolio Builder Aggressive                        $    131,509  $    148,824  $     14,167           N/A
Portfolio Builder Conservative                            47,394        90,296        18,476           N/A
Portfolio Builder Moderate                               207,226       306,025        37,943           N/A
Portfolio Builder Moderate Aggressive                    269,870       290,686        29,798           N/A
Portfolio Builder Moderate Conservative                   88,986       154,618        28,321           N/A
Portfolio Builder Total Equity                           103,536       123,254        10,069           N/A
Small Company Index                                    1,997,297     4,471,167           N/A           N/A
S&P 500 Index                                                N/A           N/A           N/A  $    169,434
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                                           2,181,335     2,942,254        34,607           N/A
Precious Metals                                          162,502       190,923        17,490           N/A
Small Cap Advantage                                    1,548,853     2,477,943       123,637           N/A
Small Cap Growth                                         448,569       839,539        76,227           N/A
Strategy Aggressive                                    1,298,856     1,840,696        21,193           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
Aggressive Growth                                         53,023        48,357         3,331           N/A
Fundamental Growth                                        41,230        53,576         2,998           N/A
Fundamental Value                                      1,207,593     2,384,944       146,962           N/A
High Yield Bond                                        4,680,366     7,125,474       395,850           N/A
Select Value                                           1,225,074     1,930,026       115,118           N/A
Selective                                              1,638,968     1,516,008        49,992           N/A
Short Duration U.S. Government                         2,696,008     7,653,428       311,601           N/A
Small Cap Equity                                         272,058       431,058        38,537           N/A
Small Cap Value                                        1,851,124     3,558,899       222,997           N/A
U.S. Government Mortgage                                 427,918     1,109,871       125,193           N/A
Value                                                    678,394     1,516,583        96,685           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
California Tax-Exempt                                    483,557       182,416        33,536           N/A
Dividend Opportunity                                   1,852,456     2,836,466       105,158           N/A
Insured Tax-Exempt                                       859,029       502,493        65,596           N/A
Massachusetts Tax-Exempt                                 147,943       186,463        14,622           N/A
Michigan Tax-Exempt                                      136,742        59,822        18,779           N/A
Minnesota Tax-Exempt                                     877,625       517,111        92,150           N/A
New York Tax-Exempt                                      196,842       120,762        16,217           N/A
Ohio Tax-Exempt                                          136,871        84,836        21,311           N/A
Real Estate                                               98,379       109,406         6,203           N/A


Statement of Additional Information - March 1, 2006                     Page 149

                       FUND                            CLASS A       CLASS B       CLASS C       CLASS D
----------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management                                        3,303,424     1,141,431        20,261           N/A
Core Bond                                                153,743       100,229         4,566           N/A
Disciplined Equity                                        44,025        51,693         1,420           N/A
Discovery                                                366,138       129,934           280           N/A
Growth                                                 5,058,973     5,641,889       128,612           N/A
Income Opportunities                                     484,743       713,097        64,944           N/A
Inflation Protected Securities                           151,312       322,955        28,363           N/A
Large Cap Equity                                       2,866,767     5,272,525       101,520           N/A
Large Cap Value                                          183,291       277,867        14,213           N/A
Limited Duration Bond                                    252,631       234,566        19,297           N/A
New Dimensions                                        20,565,923    24,839,333       559,396           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
Diversified Bond                                       4,534,413     5,752,444       193,278           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
Balanced                                               2,607,027     1,043,188        30,859           N/A
Diversified Equity Income                              7,657,786    10,740,806       480,884           N/A
Mid Cap Value                                          1,330,390     1,925,014        93,253           N/A
Stock                                                  3,845,677     1,296,503        28,462           N/A
Strategic Allocation                                   2,265,380       972,773        51,964           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
Emerging Markets                                         615,902       837,876        20,597           N/A
European Equity                                          215,628       357,616        14,910           N/A
Global Balanced                                          157,634       298,401        12,559           N/A
Global Bond                                              955,642     1,383,322        46,223           N/A
Global Equity                                            998,361     1,085,962        16,253           N/A
Global Technology                                        332,148       541,521        36,342           N/A
International Aggressive Growth                          473,135       538,762        31,073           N/A
International Equity                                     251,971       246,890        15,280           N/A
International Opportunity                                988,705       870,310        24,597           N/A
International Select Value                             2,092,138     2,820,781       147,657           N/A
International Small Cap                                  156,292       163,874         7,220           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
Intermediate Tax-Exempt                                  288,204       202,747        76,645           N/A
Mid Cap Growth                                         3,423,983     3,565,125       128,400           N/A
Tax-Exempt Bond                                        1,609,147       333,246        43,532           N/A
Tax-Exempt High Income                                 9,288,829     2,274,999       255,897           N/A
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
Tax-Exempt Money Market                                  117,570           N/A           N/A           N/A



Statement of Additional Information - March 1, 2006                     Page 150

CUSTODIAN AGREEMENT

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE BOND FUNDS OTHER THAN DIVERSIFIED BOND, HIGH YIELD BOND AND SELECTIVE: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT BOND, TAX-EXEMPT BOND AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND, HIGH YIELD BOND, AND SELECTIVE: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.


VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.


Statement of Additional Information - March 1, 2006                     Page 151

     TABLE 25. FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED RIVERSOURCE FUNDS


                                                                 DATE FIRST
                                                                 OFFERED TO       FORM OF         STATE OF     FISCAL
                 FUND*                      DATE OF ORGANIZATION   PUBLIC      ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT TRUST                       4/7/86                     Business Trust(2)       MA         6/30
   California Tax-Exempt Fund                                     8/18/86                                                   No
DIMENSIONS SERIES, INC                      2/20/68, 6/13/86(1)                Corporation         NV/MN        7/31
   Disciplined Small Cap Value Fund                               2/16/06                                                   Yes
   New Dimensions Fund                                            8/1/68                                                    Yes
DISCOVERY SERIES, INC.                      4/29/81, 6/13/86(1)                Corporation         NV/MN        7/31
   Core Bond Fund                                                 6/19/03                                                   Yes
   Discovery Fund                                                 8/24/81                                                   Yes
   Floating Rate Fund                                             2/16/06                                                   Yes
   Income Opportunities Fund                                      6/19/03                                                   Yes
   Inflation Protected Securities Fund                            3/4/04                                                    No
   Limited Duration Bond Fund                                     6/19/03                                                   Yes
EQUITY SERIES, INC.                         3/18/57, 6/13/86(1)                Corporation         NV/MN       11/30
   Mid Cap Growth Fund(7)                                         6/4/57                                                    Yes
FIXED INCOME SERIES, INC.                   6/27/74, 6/31/86(1)                Corporation         NV/MN        8/31
   Diversified Bond Fund(3)                                       10/3/74                                                   Yes
GLOBAL SERIES, INC.                              10/28/88                      Corporation          MN         10/31
   Emerging Markets Bond Fund                                     2/16/06                                                   No
   Emerging Markets Fund(6)                                      11/13/96                                                   Yes
   Global Balanced Fund(6)                                       11/13/96                                                   Yes
   Global Bond Fund                                               3/20/89                                                   No
   Global Equity Fund(4),(6)                                      5/29/90                                                   Yes
   Global Technology Fund                                        11/13/96                                                   No
GOVERNMENT INCOME SERIES, INC.                    3/12/85                      Corporation          MN          5/31
   Short Duration U.S. Government Fund(3)                         8/19/85                                                   Yes
   U.S. Government Mortgage Fund                                  2/14/02                                                   Yes
GROWTH SERIES, INC.                         5/21/70, 6/13/86(1)                Corporation         NV/MN        7/31
   Disciplined Equity Fund(7)                                     4/24/03                                                   Yes
   Growth Fund                                                    3/1/72                                                    Yes
   Large Cap Equity Fund                                          3/28/02                                                   Yes
   Large Cap Value Fund                                           6/27/02                                                   Yes
HIGH YIELD INCOME SERIES, INC.                    8/17/83                      Corporation          MN          5/31
   High Yield Bond Fund(3)                                        12/8/83                                                   Yes
HIGH YIELD TAX-EXEMPT SERIES, INC.          12/21/78; 6/13/86(1)               Corporation         NV/MN       11/30
   Tax-Exempt High Income Fund(7)                                 5/7/79                                                    Yes
INCOME SERIES, INC.                         2/10/45; 6/13/86(1)                Corporation         NV/MN        5/31
   Income Builder Basic Income Fund                               2/16/06                                                   No
   Income Builder Enhanced Income Fund                            2/16/06                                                   No
   Income Builder Moderate  Income Fund                           2/16/06                                                   No
   Selective Fund                                                 4/6/45                                                    Yes



Statement of Additional Information - March 1, 2006                     Page 152

                                                                 DATE FIRST
                                                                 OFFERED TO       FORM OF         STATE OF     FISCAL
                 FUND*                      DATE OF ORGANIZATION   PUBLIC      ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SERIES, INC.                       7/18/84                      Corporation          MN          10/31
   European Equity Fund(6)                                        6/26/00                                                   Yes
   International Opportunity Fund(6), (7)                        11/15/84                                                   Yes
INVESTMENT SERIES, INC.                     1/18/40; 6/13/86(1)                Corporation         NV/MN        9/30
   Balanced Fund(7)                                               4/16/40                                                   Yes
   Diversified Equity Income Fund                                10/15/90                                                   Yes
   Mid Cap Value Fund                                             2/14/02                                                   Yes
MANAGED SERIES, INC.                              10/9/84                      Corporation          MN          9/30
   Strategic Allocation Fund(7)                                   1/23/85                                                   Yes
MARKET ADVANTAGE SERIES, INC.                     8/25/89                      Corporation          MN          1/31
   Portfolio Builder Conservative Fund                            3/4/04                                                    No
   Portfolio Builder Moderate
     Conservative Fund                                            3/4/04                                                    No
   Portfolio Builder Moderate Fund                                3/4/04                                                    No
   Portfolio Builder Moderate
     Aggressive Fund                                              3/4/04                                                    No
   Portfolio Builder Aggressive Fund                              3/4/04                                                    No
   Portfolio Builder Total Equity Fund                            3/4/04                                                    No
   S&P 500 Index Fund                                            10/25/99                                                   Yes
   Small Company Index Fund                                       8/19/96                                                   Yes
MONEY MARKET SERIES, INC.                   8/22/75; 6/13/86(1)                Corporation         NV/MN        7/31
   Cash Management Fund                                           10/6/75                                                   Yes
PARTNERS SERIES, INC.                             3/20/01                      Corporation          MN          5/31
   Aggressive Growth Fund                                         4/24/03                                                   Yes
   Fundamental Growth Fund(7)                                     4/24/03                                                   Yes
   Fundamental Value Fund                                         6/18/01                                                   Yes
   Select Value Fund                                              3/8/02                                                    Yes
   Small Cap Equity Fund(7)                                       3/8/02                                                    Yes
   Small Cap Value Fund                                           6/18/01                                                   Yes
   Value Fund                                                     6/18/01                                                   Yes
PARTNERS INTERNATIONAL SERIES, INC.               5/9/01                       Corporation          MN         10/31
   International Aggressive Growth Fund                           9/28/01                                                   Yes
   International Equity Fund(7)                                   10/3/02                                                   Yes
   International Select Value Fund                                9/28/01                                                   Yes
   International Small Cap Fund                                   10/3/02                                                   Yes
SECTOR SERIES, INC.                               3/25/88                      Corporation          MN          6/30
   Dividend Opportunity Fund(5)                                   8/1/88                                                    Yes
   Real Estate Fund                                               3/4/04                                                    No
SELECTED SERIES, INC.                             10/5/84                      Corporation          MN          3/31
   Precious Metals Fund                                           4/22/86                                                   No


Statement of Additional Information - March 1, 2006                     Page 153

                                                                 DATE FIRST
                                                                 OFFERED TO       FORM OF         STATE OF     FISCAL
                 FUND*                     DATE OF ORGANIZATION    PUBLIC      ORGANIZATION     ORGANIZATION  YEAR END  DIVERSIFIED
-----------------------------------------------------------------------------------------------------------------------------------
                                                 4/7/86                      Business Trust(2)      MA          6/30
SPECIAL TAX-EXEMPT SERIES TRUST
   Insured Tax-Exempt Fund                                        8/18/86                                                   Yes
   Massachusetts Tax-Exempt Fund                                  7/2/87                                                    No
   Michigan Tax-Exempt Fund                                       7/2/87                                                    No
   Minnesota Tax-Exempt Fund                                      8/18/86                                                   No
   New York Tax-Exempt Fund                                       8/18/86                                                   No
   Ohio Tax-Exempt Fund                                           7/2/87                                                    No
STOCK SERIES, INC.                          2/10/45, 6/13/86(1)                Corporation         NV/MN        9/30
   Stock Fund                                                     4/6/45                                                   Yes
STRATEGY SERIES, INC.                             1/24/84                      Corporation          MN          3/31
   Equity Value Fund                                              5/14/84                                                  Yes
   Small Cap Growth Fund                                          1/24/01                                                  Yes
   Small Cap Advantage Fund                                       5/4/99                                                   Yes
   Strategy Aggressive Fund                                       5/14/84                                                  Yes
TAX-EXEMPT SERIES, INC.                     9/30/76, 6/13/86(1)                Corporation         NV/MN       11/30
   Intermediate Tax-Exempt Fund                                  11/13/96                                                  Yes
   Tax-Exempt Bond Fund                                          11/24/76                                                  Yes
TAX-FREE MONEY SERIES, INC.                 2/29/80, 6/13/86(1)                Corporation         NV/MN       12/31
   Tax-Exempt Money Market Fund(7)                                8/5/80                                                   Yes

* Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.
(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
(3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(4) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(5) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Balanced Fund changed its name to Threadneedle Global Balanced Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund.
(7) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund, and Threadneedle International Fund changed its name to International Opportunity Fund.


Statement of Additional Information - March 1, 2006                     Page 154

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.


The following is a list of each fund's Board members. Each member oversees 3 Master Trust portfolios and 96 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.


                             TABLE 26. BOARD MEMBERS


                           POSITION HELD
                          WITH FUNDS AND       PRINCIPAL OCCUPATION                                            COMMITTEE
 NAME, ADDRESS, AGE      LENGTH OF SERVICE    DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS                MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member        Chief Justice, Minnesota                                Joint Audit, Investment Review
901 S. Marquette Ave.    since 2006          Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 51

Arne H. Carlson          Board member        Chair, Board Services                                   Contracts, Executive,
901 S. Marquette Ave.    since 1999          Corporation (provides                                   Investment Review, Board
Minneapolis, MN 55402                        administrative services                                 Effectiveness
Age 71                                       to boards); former
                                             Governor of Minnesota

Patricia M. Flynn        Board member        Trustee Professor of                                    Contracts, Investment Review
901 S. Marquette Ave.    since 2004          Economics and Management,
Minneapolis, MN 55402                        Bentley College; former
Age 55                                       Dean, McCallum Graduate
                                             School of Business,
                                             Bentley College

Anne P. Jones            Board member        Attorney and Consultant                                 Joint Audit, Board
901 S. Marquette Ave.    since 1985                                                                  Effectiveness, Executive,
Minneapolis, MN 55402                                                                                Investment Review
Age 71

Jeffrey Laikind          Board member        Former Managing Director,   American Progressive        Board Effectiveness,
901 S. Marquette Ave.    since 2005          Shikiar Asset Management    Insurance                   Joint Audit, Investment
Minneapolis, MN 55402                                                                                Review
Age 70

Stephen R. Lewis, Jr.    Board member        President Emeritus and      Valmont Industries, Inc.    Contracts,
901 S. Marquette Ave.    since 2002          Professor of Economics,     (manufactures irrigation    Investment Review, Executive,
Minneapolis, MN 55402                        Carleton College            systems)                    Board Effectiveness
Age 66

Catherine James Paglia   Board member        Director, Enterprise        Strategic Distribution,     Contracts, Executive,
901 S. Marquette Ave.    since 2004          Asset Management, Inc.      Inc. (transportation,       Investment Review
Minneapolis, MN 55402                        (private real estate and    distribution and            logistics consultants)
Age 53                                       asset management company)

Vikki L. Pryor           Board member        President and Chief                                     Joint Audit, Investment Review
901 S. Marquette Ave.    since 2006          Executive Officer, SBLI
Minneapolis, MN 55402                        USA Mutual Life Insurance
Age 52                                       Company, Inc. since 1999

Alan K. Simpson          Board member        Former three-term                                       Investment Review, Joint Audit,
1201 Sunshine Ave.       since 1997          United States Senator                                   Board Effectiveness, Executive
Cody, WY 82414                               for Wyoming
Age 74

Alison Taunton-Rigby     Board member        Chief Executive Officer,    Hybridon, Inc.              Investment Review,
901 S. Marquette Ave.    since 2002          RiboNovix, Inc. since       (biotechnology); American   Contracts management
Minneapolis, MN 55402                        2003 (biotechnology);       Healthways, Inc. (health    programs)
Age 61                                       former President,
                                             Forester Biotech



Statement of Additional Information - March 1, 2006                     Page 155

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

                                   POSITION HELD
                                  WITH FUNDS AND
                                     LENGTH OF                                                     OTHER       COMMITTEE
       NAME, ADDRESS, AGE             SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  DIRECTORSHIPS  MEMBERSHIPS
-------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member    President - U.S. Asset Management and                       Investment
53600 Ameriprise Financial        since 2001,     Chief Investment Officer, Ameriprise                        Review
Center Minneapolis, MN 55474      Vice President  Financial, Inc. and President, Chairman
Age 45                            since 2002      of the Board and Chief Investment
                                                  Officer, RiverSource Investments, LLC
                                                  since 2005; Senior Vice President -
                                                  Chief Investment Officer, Ameriprise
                                                  Financial, Inc. and Chairman of the
                                                  Board and Chief Investment Officer,
                                                  RiverSource Investments, LLC,
                                                  2001-2005; former Chief Investment
                                                  Officer and Managing Director, Zurich
                                                  Scudder Investments

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                             TABLE 27. FUND OFFICERS


                                       POSITION HELD WITH FUNDS                    PRINCIPAL OCCUPATION
         NAME, ADDRESS, AGE             AND LENGTH OF SERVICE                     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                        Treasurer since 2002        Vice President - Investment Accounting,
105 Ameriprise Financial Center                                   Ameriprise Financial, Inc., since 2002; Vice President
Minneapolis, MN 55474                                             - Finance, American Express Company, 2000-2002;
Age 50                                                            Vice President - Corporate Controller,
                                                                  Ameriprise Financial, Inc., 1996-2000

Paula R. Meyer                        President since 2002        Senior Vice President - Mutual Funds,
596 Ameriprise Financial Center                                   Ameriprise Financial, Inc. since 2002 and Senior Vice
Minneapolis, MN 55474                                             President, RiverSource Investments, LLC since 2004;
Age 51                                                            Vice President and Managing Director - American
                                                                  Express Funds, Ameriprise Financial, Inc. 2000-2002;
                                                                  Vice President, Ameriprise Financial, Inc. 1998-2000

Leslie L. Ogg                         Vice President,             President of Board Services Corporation
901 S. Marquette Ave.                 General Counsel, and
Minneapolis, MN 55402                 Secretary since 1978
Age 67

Beth E. Weimer                        Chief Compliance Officer    Vice President and Chief Compliance Officer,
172 Ameriprise Financial Center       since 2004                  Ameriprise Financial, Inc. since 2001 and Chief
Minneapolis, MN 55474                                             Compliance Officer, RiverSource Investments, LLC since
Age 53                                                            2005; Vice President and Chief Compliance Officer -
                                                                  Asset Management and Insurance, Ameriprise Financial
                                                                  Services, Inc. since 2001; Partner, Arthur Andersen
                                                                  Regulatory Risk Services, 1998-2001



Statement of Additional Information - March 1, 2006                     Page 156

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT


The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.


SEVERAL COMMITTEES FACILITATE ITS WORK

Executive Committee -- Acts for the Board between meetings of the Board.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the Board and makes recommendations to the independent directors regarding the selection of the independent public accountant.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.


Board Effectiveness Committee -- Recommends to the Board the size, structure and composition for the Board; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268.


Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS


                                                                               INVESTMENT       BOARD
                                                     EXECUTIVE   JOINT AUDIT     REVIEW     EFFECTIVENESS  CONTRACTS
                 FISCAL PERIOD                       COMMITTEE    COMMITTEE     COMMITTEE     COMMITTEE    COMMITTEE
--------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending January 31           1            4            4              5           5
For funds with fiscal period ending March 31             1            4            3              5           5
For funds with fiscal period ending May 31               1            4            4              5           5
For funds with fiscal period ending June 30              1            4            3              5           6
For funds with fiscal period ending July 31              1            4            4              5           6
For funds with fiscal period ending August 31            1            4            4              5           6
For funds with fiscal period ending September 30         2            4            5              6           7
For funds with fiscal period ending October 31           2            4            4              5           7
For funds with fiscal period ending November 30          2            4            5              4           7
For funds with fiscal period ending December 31          1            4            5              4           7



Statement of Additional Information - March 1, 2006                     Page 157

BOARD MEMBER HOLDINGS

The following tables show the Board members' ownership of the funds.


ALL FUNDS. This table shows the dollar range of equity securities beneficially owned on Sept. 30, 2005 of all funds overseen by the Board member.


                  TABLE 29. BOARD MEMBER HOLDINGS* - ALL FUNDS


BASED ON NET ASSET VALUES AS OF SEPT. 30, 2005



                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES OF
    BOARD MEMBER                      ALL FUNDS OVERSEEN BY BOARD MEMBER
------------------------------------------------------------------------------
Arne H. Carlson                                Over $100,000
Patricia M. Flynn                              $10,001 - $50,000
Anne P. Jones                                  Over $100,000
Stephen R. Lewis, Jr.                          Over $100,000
Catherine James Paglia                         $50,001 -  $100,000
Alan K. Simpson                                $50,001 -  $100,000
Alison Taunton-Rigby                           Over $100,000
William F. Truscott                            Over $100,000



* Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members as of Sept. 30, 2005 and therefore are not included in the table.

HOLDINGS IN EACH INDIVIDUAL FUND. This table shows the dollar range of equity securities beneficially owned on Sept. 30, 2005 of each fund.


               TABLE 30. BOARD MEMBER HOLDINGS* - INDIVIDUAL FUNDS


BASED ON NET ASSET VALUES AS OF SEPT. 30, 2005



                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                     CARLSON           FLYNN            JONES             LEWIS
---------------------------------------------------------------------------------------------------
Aggressive Growth               None             None             None              None
Balanced                        None             None             None              None
California Tax-Exempt           None             None             None              None
Cash Management                 Over $100,000    None             None              None
Core Bond                       None             None             None              None
Disciplined Equity              $10,001-$50,000  None             None              None
Discovery                       None             None             None              None
Diversified Bond                None             None             $10,001-$50,000   None
Diversified Equity Income       None             None             None              $10,001-$50,000
Dividend Opportunity            $10,001-$50,000  None             None              None
Emerging Markets                None             None             None              None
Equity Value                    None             None             None              None
European Equity                 None             None             None              None
Fundamental Growth              None             None             None              None

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                      PAGLIA          SIMPSON       TAUNTON-RIGBY      TRUSCOTT
---------------------------------------------------------------------------------------------------
Aggressive Growth               None             None             None              None
Balanced                        None             None             None              $50,001-$100,000
California Tax-Exempt           None             None             None              None
Cash Management                 None             None             None              None
Core Bond                       None             None             None              None
Disciplined Equity              None             None             None              $50,001-$100,000
Discovery                       None             None             None              None
Diversified Bond                None             None             None              $10,001-$50,000
Diversified Equity Income       $10,001-$50,000  None             $10,001-$50,000   None
Dividend Opportunity            None             None             None              Over $100,000
Emerging Markets                None             None             None              $10,001-$50,000
Equity Value                    None             None             None              None
European Equity                 None             None             None              None
Fundamental Growth              None             None             None              None



Statement of Additional Information - March 1, 2006                     Page 158

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                     CARLSON           FLYNN            JONES             LEWIS
---------------------------------------------------------------------------------------------------
Fundamental Value               $10,001-$50,000  None             None              None
Global Balanced                 None             None             None              None
Global Bond                     None             None             Over $100,000     None
Global Equity                   None             None             $50,001-$100,000  None
Global Technology               None             None             None              None
Growth                          $10,001-$50,000  None             Over $100,000     None
High Yield Bond                 None             None             Over $100,000     None
Income Opportunities            None             None             None              None
Inflation Protected Securities  None             None             None              None
Insured Tax-Exempt              None             None             None              None
Intermediate Tax-Exempt         None             None             None              None
International Aggressive        None             None             None              None
Growth
International Equity            None             None             None              None
International Opportunity       None             None             None              None
International Select Value      None             None             None              None
International Small Cap         None             None             None              None
Large Cap Equity                None             None             None              None
Large Cap Value                 None             None             None              None
Limited Duration Bond           None             None             None              None
Massachusetts Tax-Exempt        None             None             None              None
Michigan Tax-Exempt             None             None             None              None
Mid Cap Growth                  None             None             None              $10,001-$50,000
Mid Cap Value                   None             None             None              None
Minnesota Tax-Exempt            None             None             None              None
New Dimensions                  None             None             $50,001-$100,000  None
New York Tax-Exempt             None             None             None              None
Ohio Tax-Exempt                 None             None             None              None
Portfolio Builder Aggressive    None             None             None              None

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                      PAGLIA          SIMPSON       TAUNTON-RIGBY      TRUSCOTT
---------------------------------------------------------------------------------------------------
Fundamental Value               None             None             None              None
Global Balanced                 None             None             None              None
Global Bond                     None             None             None              None
Global Equity                   None             None             None              $50,001-$100,000
Global Technology               None             None             $10,001-$50,000   $10,001-$50,000
Growth                          $10,001-$50,000  None             $10,001-$50,000   $50,001-$100,000
High Yield Bond                 None             None             None              $50,001-$100,000
Income Opportunities            None             None             None              $10,001-$50,000
Inflation Protected Securities  None             None             None              None
Insured Tax-Exempt              None             None             None              None
Intermediate Tax-Exempt         None             None             None              $50,001-$100,000
International Aggressive        None             None             $10,001-$50,000   None
Growth
International Equity            None             None             None              None
International Opportunity       None             $50,001-         None              Over $100,000
                                                 $100,000
International Select Value      None             None             None              None
International Small Cap         None             None             None              None
Large Cap Equity                None             None             $10,001-$50,000   Over $100,000
Large Cap Value                 None             None             $10,001-$50,000   $50,001-$100,000
Limited Duration Bond           None             None             None              None
Massachusetts Tax-Exempt        None             None             None              Over $100,000
Michigan Tax-Exempt             None             None             None              None
Mid Cap Growth                  None             None             None              $50,001-$100,000
Mid Cap Value                   None             None             $10,001-$50,000   Over $100,000
Minnesota Tax-Exempt            None             None             None              None
New Dimensions                  None             None             None              None
New York Tax-Exempt             None             None             None              None
Ohio Tax-Exempt                 None             None             None              None
Portfolio Builder Aggressive    None             None             None              None



Statement of Additional Information - March 1, 2006                     Page 159

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                     CARLSON           FLYNN            JONES             LEWIS
---------------------------------------------------------------------------------------------------
Portfolio Builder Conservative  None             None             None              None
Portfolio Builder Moderate      None             None             None              None
Portfolio Builder Moderate      None             None             None              None
Aggressive
Portfolio Builder               None             None             None              None
Moderate Conservative
Portfolio Builder Total Equity  None             None             None              None
Precious Metals                 None             None             None              None
Real Estate                     None             None             None              None
S&P 500 Index                   None             None             None              None
Select Value                    $0-$10,000       None             None              None
Selective                       None             None             $10,001-$50,000   None
Short Duration U.S. Government  None             None             Over $100,000     None
Small Cap Advantage             None             None             None              None
Small Cap Equity                None             None             None              None
Small Cap Growth                None             None             None              None
Small Cap Value                 None             None             None              None
Small Company Index             None             None             Over $100,000     None
Stock                           None             None             None              None
Strategic Allocation            $10,001-$50,000  $10,001-$50,000  None              None
Strategy Aggressive             None             None             None              None
Tax-Exempt Bond                 None             None             $10,001-$50,000   None
Tax-Exempt High Income          None             None             None              None
Tax-Exempt Money Market         None             None             None              None
U.S. Government Mortgage        None             None             None              None
Value                           None             None             None              None

                                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                -------------------------------------------------------------------
           FUND                      PAGLIA          SIMPSON       TAUNTON-RIGBY      TRUSCOTT
---------------------------------------------------------------------------------------------------
Portfolio Builder Conservative  None             None             None              None
Portfolio Builder Moderate      None             None             None              None
Portfolio Builder Moderate      None             None             None              Over $100,000
Aggressive
Portfolio Builder               None             None             None              None
Moderate Conservative
Portfolio Builder Total Equity  None             None             None              None
Precious Metals                 None             None             None              None
Real Estate                     None             None             None              $50,001-$100,000
S&P 500 Index                   None             None             None              None
Select Value                    None             None             None              None
Selective                       None             None             None              None
Short Duration U.S. Government  None             None             None              None
Small Cap Advantage             None             None             None              None
Small Cap Equity                None             None             None              None
Small Cap Growth                None             None             None              None
Small Cap Value                 None             None             None              None
Small Company Index             None             None             None              None
Stock                           None             None             None              None
Strategic Allocation            None             None             $10,001-$50,000   Over $100,000
Strategy Aggressive             None             None             None              None
Tax-Exempt Bond                 None             None             None              None
Tax-Exempt High Income          None             None             None              $50,001-$100,000
Tax-Exempt Money Market         None             None             None              None
U.S. Government Mortgage        None             None             None              None
Value                           None             None             None              None



* Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members as of Sept. 30, 2005 and therefore are not included in the table.

Deferred compensation invested in share equivalents:

A. Flynn  Growth                         $10,001-$50,000
          Strategic Allocation           $10,001-$50,000
B. Lewis  Diversified Equity Income      $50,001-$100,000
          Emerging Markets               $10,001-$50,000
          International Opportunity      $10,001-$50,000


As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.


Statement of Additional Information - March 1, 2006                     Page 160

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

                 TABLE 31. BOARD MEMBER COMPENSATION - ALL FUNDS


                                        TOTAL CASH COMPENSATION FROM RIVERSOURCE FUNDS AND
            BOARD MEMBER*               PREFERRED MASTER TRUST GROUP PAID TO BOARD MEMBER
        ---------------------------------------------------------------------------------
        Philip J. Carroll, Jr.**                          $       0
        Livio D. DeSimone**                                       0
        Patricia M. Flynn                                    79,221
        Anne P. Jones                                       167,992
        Jeffrey Laikind                                      28,333
        Stephen R. Lewis, Jr.                               147,450
        Catherine James Paglia                              172,542
        Alan K. Simpson                                     135,142
        Alison Taunton-Rigby                                172,542



          * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation, a company providing administrative services to the funds. Board member compensation is a combination of a base fee and meeting fees. Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.
          ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period. No fees or expenses are paid to Board members until the assets of a fund reach $20 million.


             TABLE 32. BOARD MEMBER* COMPENSATION - INDIVIDUAL FUNDS


                                                                     AGGREGATE COMPENSATION FROM FUND
                                          --------------------------------------------------------------------------------------
                                                                                                                        TAUNTON-
              FUND                        CARROLL**   DESIMONE**   FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive                    ***          ***     ***     ***       N/A     ***      ***       ***        ***
Portfolio Builder Conservative                  ***          ***     ***     ***       N/A     ***      ***       ***        ***
Portfolio Builder Moderate                      ***          ***     ***     ***       N/A     ***      ***       ***        ***
Portfolio Builder Moderate Aggressive           ***          ***     ***     ***       N/A     ***      ***       ***        ***
Portfolio Builder Moderate Conservative         ***          ***     ***     ***       N/A     ***      ***       ***        ***
Portfolio Builder Total Equity                  ***          ***     ***     ***       N/A     ***      ***       ***        ***
Small Company Index - total                   1,677        1,854     533   1,954       N/A   2,104      550     1,550      1,750
  Amount deferred                             1,677        1,854     133       0               827        0         0          0
S&P 500 Index - total                         1,169        1,345     442   1,445       N/A   1,595      417     1,042      1,242
  Amount deferred                             1,169        1,345     108       0               638        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31

Equity Value - total                          1,628        1,755     692   1,905       N/A   2,005      758     1,450      1,700
  Amount deferred                             1,628        1,755     213       0               803        0         0          0
Precious Metals - total                         979        1,105     483   1,255       N/A   1,355      492       800      1,050
  Amount deferred                               979        1,105     138       0               550        0         0          0
Small Cap Advantage - total                   1,403        1,530     642   1,680       N/A   1,780      683     1,225      1,475
  Amount deferred                             1,403        1,530     200       0               722        0         0          0



Statement of Additional Information - March 1, 2006                     Page 161

                                                                     AGGREGATE COMPENSATION FROM FUND
                                          --------------------------------------------------------------------------------------
                                                                                                                        TAUNTON-
              FUND                        CARROLL**   DESIMONE**   FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth - total                      1,079        1,205     517   1,355       N/A   1,455      533       900      1,150
  Amount deferred                             1,079        1,205     150       0       590       0        0         0
Strategy Aggressive - total                   1,353        1,480     592   1,630       N/A   1,730      633     1,175      1,425
  Amount deferred                             1,353        1,480     175       0       693       0        0         0

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth - total                     1,020        1,147     750   1,347       N/A   1,448      758       842      1,092
  Amount deferred                             1,020        1,147     271       0               556        0         0          0
Fundamental Growth - total                    1,428        1,555     992   1,755       N/A   1,857    1,033     1,250      1,500
  Amount deferred                             1,428        1,555     375       0               715        0         0          0
Fundamental Value - total                     1,270        1,397     892   1,597       N/A   1,748      917     1,142      1,392
  Amount deferred                             1,270        1,397     333       0               670        0         0          0
High Yield Bond - total                       1,529        1,655   1,000   1,855       N/A   2,007    1,050     1,400      1,650
  Amount deferred                             1,529        1,655     375       0               765        0         0          0
Select Value - total                          1,320        1,447     900   1,647       N/A   1,798      933     1,192      1,442
  Amount deferred                             1,320        1,447     333       0               686        0         0          0
Selective - total                             1,129        1,255     800   1,455       N/A   1,607      817     1,000      1,250
  Amount deferred                             1,129        1,255     292       0               613        0         0          0
Short Duration U.S. Government - total        1,395        1,522     908   1,722       N/A   1,873      950     1,267      1,517
Amount deferred                               1,395        1,522     333       0               711        0         0          0
Small Cap Equity - total                      1,029        1,155     750   1,355       N/A   1,507      758       900      1,150
  Amount deferred                             1,029        1,155     271       0               575        0         0          0
Small Cap Value - total                       1,595        1,722   1,050   1,922       N/A   2,073    1,108     1,467      1,717
  Amount deferred                             1,595        1,722     396       0               792        0         0          0
U.S. Government Mortgage - total              1,129        1,255     800   1,455       N/A   1,607      817     1,000      1,250
  Amount deferred                             1,129        1,255     292       0               613        0         0          0
Value - total                                 1,220        1,347     850   1,547       N/A   1,698      875     1,092      1,342
  Amount deferred                             1,220        1,347     313       0               648        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30

California Tax-Exempt - total                 1,079        1,205     808   1,405       N/A   1,557      867       900      1,200
  Amount deferred                             1,079        1,205     300       0               583        0         0          0
Dividend Opportunity - total                  1,579        1,705   1,100   1,905       N/A   2,057    1,200     1,400      1,700
  Amount deferred                             1,579        1,705     425       0               769        0         0          0
Insured Tax-Exempt - total                    1,204        1,330     875   1,530       N/A   1,682      950     1,025      1,325
  Amount deferred                             1,204        1,330     325       0               628        0         0          0
Massachusetts Tax-Exempt - total              1,079        1,205     808   1,405       N/A   1,557      867       900      1,200
  Amount deferred                             1,079        1,205     300       0               583        0         0          0
Michigan Tax-Exempt - total                   1,079        1,205     808   1,405       N/A   1,557      867       900      1,200
  Amount deferred                             1,079        1,205     300       0               583        0         0          0
Minnesota Tax-Exempt - total                  1,279        1,405     925   1,605       N/A   1,757    1,000     1,100      1,400
  Amount deferred                             1,279        1,405     300       0               583        0         0          0
New York Tax-Exempt - total                   1,079        1,205     808   1,405       N/A   1,557      867       900      1,200
  Amount deferred                             1,079        1,205     300       0               583        0         0          0
Ohio Tax-Exempt - total                       1,079        1,205     808   1,405       N/A   1,557      867       900      1,200
  Amount deferred                             1,079        1,205     300       0               583        0         0          0
Real Estate                                     727          877     808   1,027       N/A   1,172      867       625        925
  Amount deferred                               727          877     300       0               489        0         0          0



Statement of Additional Information - March 1, 2006                     Page 162

                                                                     AGGREGATE COMPENSATION FROM FUND
                                          --------------------------------------------------------------------------------------
                                                                                                                        TAUNTON-
              FUND                        CARROLL**   DESIMONE**   FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
Cash Management - total                       3,681        3,754   2,700   4,004       N/A   4,155    2,975     3,500      3,800
  Amount deferred                             3,681        3,754   1,138       0             1,515        0         0          0
Core Bond - total                             1,081        1,154     967   1,404       N/A   1,555    1,025       900      1,200
  Amount deferred                             1,081        1,154     379       0               562        0         0          0
Disciplined Equity - total                      938        1,088     967   1,288       N/A   1,433    1,025       783      1,083
  Amount deferred                               938        1,088     379       0               554        0         0          0
Discovery - total                             1,081        1,154     967   1,404       N/A   1,555    1,025       900      1,200
  Amount deferred                             1,081        1,154     379       0               562        0         0          0
Growth - total                                1,681        1,754   1,367   2,004       N/A   2,155    1,475     1,500      1,800
  Amount deferred                             1,681        1,754     554       0               782        0         0          0
Income Opportunities - total                  1,140        1,213   1,025   1,463       N/A   1,614    1,083       958      1,258
  Amount deferred                             1,140        1,213     408       0               584        0         0          0
Inflation Protected Securities - total        1,081        1,154     967   1,404       N/A   1,555    1,025       900      1,200
  Amount deferred                             1,081        1,154     379       0               562        0         0          0
Large Cap Equity - total                      2,198        2,271   1,700   2,521       N/A   2,672    1,850     2,017      2,317
  Amount deferred                             2,198        2.271     700       0               970        0         0          0
Large Cap Value - total                       1,081        1,154     967   1,404       N/A   1,555    1,025       900      1,200
  Amount deferred                             1,081        1,154     379       0               562        0         0          0
Limited Duration Bond - total                 1,081        1,154     967   1,404       N/A   1,555    1,025       900      1,200
  Amount deferred                             1,081        1,154     379       0               562        0         0          0
New Dimensions - total                        4,256        4,329   2,958   4,579       N/A   4,730    3,317     4,075      4,375
  Amount deferred                             4,256        4,329   1,225       0             1,716        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond - total                      2,838        2,938   2,308   3,188       N/A   3,339    2,517     2,683      2,983
  Amount deferred                             2,838        2,938     975       0             1,196        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced - total                              1,304        1,454   1,300   1,704       N/A   1,905    1,425     1,200      1,500
  Amount deferred                             1,304        1,454     538       0               660        0         0          0
Diversified Equity Income - total             1,779        1,929   1,708   2,179       N/A   2,380    1,867     1,675      1,975
  Amount deferred                             1,779        1,929     725       0               829        0         0          0
Mid Cap Value - total                         1,279        1,429   1,292   1,679       N/A   1,880    1,408     1,175      1,475
  Amount deferred                             1,279        1,429     538       0               652        0         0          0
Stock - total                                 1,529        1,679   1,475   1,929       N/A   2,130    1,625     1,425      1,725
  Amount deferred                             1,529        1,679     613       0               739        0         0          0
Strategic Allocation - total                  1,204        1,354   1,217   1,604       N/A   1,805    1,333     1,100      1,400
  Amount deferred                             1,204        1,354     500       0               625        0         0          0



Statement of Additional Information - March 1, 2006                     Page 163

                                                                     AGGREGATE COMPENSATION FROM FUND
                                          --------------------------------------------------------------------------------------
                                                                                                                        TAUNTON-
              FUND                        CARROLL**   DESIMONE**   FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets - total                      1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
European Equity - total                       1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
Global Balanced - total                       1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
Global Bond - total                           1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
Global Equity - total                         1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
Global Technology - total                     1,004        1,154   1,100   1,404       N/A   1,555    1,200       850      1,200
  Amount deferred                             1,004        1,154     450       0               534        0         0          0
International Aggressive Growth - total       1,304        1,429   1,375   1,704       N/A   1,855    1,500     1,150      1,500
  Amount deferred                             1,304        1,429     575       0               638        0         0          0
International Equity - total                  1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0
International Opportunity - total             1,304        1,429   1,375   1,704       N/A   1,855    1,500     1,150      1,500
  Amount deferred                             1,304        1,429     575       0               638        0         0          0
International Select Value - total            1,154        1,296   1,217   1,554       N/A   1,705    1,350     1,000      1,350
  Amount deferred                             1,154        1,296     492       0               585        0         0          0
International Small Cap - total               1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate Tax-Exempt - total               1,254        1,038   1,142   1,304       158   1,605    1,300       900      1,300
  Amount deferred                             1,254        1,038     571       0         0     539        0         0          0
Mid Cap Growth - total                        2,554        2,121   2,333   2,604       267   2,905    2,600     2,200      2,600
  Amount deferred                             2,554        2,121   1,667       0         0     981        0         0          0
Tax-Exempt Bond - total                       1,654        1,371   1,508   1,704       192   2,005    1,700     1,300      1,700
  Amount deferred                             1,654        1,371     754       0         0     675        0         0          0
Tax-Exempt High Income -  total               2,154        1,788   1,967   2,204       233   2,505    2,200     1,800      2,200
  Amount deferred                             2,154        1,788     983       0         0     845        0         0          0

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31

Tax-Exempt Money Market - total               1,196          979   1,200   1,304       217   1,605    1,350       950      1,350
  Amount deferred                             1,196          979     600       0         0     535        0         0          0



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation. Ms. Blatz and Ms. Pryor were not Board members as of Dec. 31, 2005 and therefore are not included in the table.

 ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a Board member, effective Sept. 8, 2005.
*** Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Funds-of-Funds invests.

Statement of Additional Information - March 1, 2006                     Page 164

MASTER PORTFOLIOS. For funds that are part of a master/feeder structure, Board members also received compensation from the master portfolios during the last fiscal period as shown in the following table:

            TABLE 32A. BOARD MEMBER* COMPENSATION - MASTER PORTFOLIOS


                                                                     AGGREGATE COMPENSATION FROM FUND
                                          --------------------------------------------------------------------------------------
                                                                                                                        TAUNTON-
              FUND                        CARROLL**   DESIMONE**   FLYNN   JONES   LAIKIND   LEWIS   PAGLIA   SIMPSON    RIGBY
--------------------------------------------------------------------------------------------------------------------------------
FOR PORTFOLIOS WITH FISCAL PERIOD ENDING MAY 31

Government Income(a) - total                  1,937        2,064   1,200   2,264       N/A   2,415    1,283     1,808      2,058
  Amount deferred                             1,937        2,064     458       0               920        0         0          0
High Yield(a)  - total                        2,129        2,255   1,300   2,455       N/A   2,607    1,400     2,000      2,250
  Amount deferred                             2,129        2,255     500       0               993        0         0          0
Quality Income - total                        1,429        1,555     950   1,755       N/A   1,907      992     1,300      1,550
  Amount deferred                             1,429        1,555     354       0               727        0         0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING JULY 31

Growth(c) - total                             2,423        2,496   1,842   2,746       N/A   2,897    2,017     2,242      2,542
  Amount deferred                             2,423        2,496     758       0             1,052        0         0          0
Growth Trends - total                         8,173        8,246   5,608   8,496       N/A   8,647    6,283     7,992      8,292
  Amount deferred                             8,173        8,246   2,392       0             3,155        0         0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced(d) - total                           1,629        1,779   1,558   2,029       N/A   2,230    1,717     1,525      1,825
  Amount deferred                             1,629        1,779     650       0               775        0         0          0
Equity - total                                2,004        2,154   1,883   2,404       N/A   2,605    2,067     1,900      2,200
  Amount deferred                             2,004        2,154     800       0               908        0         0          0
Equity Income(c) - total                      2,554        2,704   2,367   2,954       N/A   3,155    2,583     2,450      2,750
  Amount deferred                             2,554        2,704   1,025       0             1,103        0         0          0
Total Return(e) - total                       1,504        1,654   1,467   1,904       N/A   2,105    1,608     1,400      1,700
  Amount deferred                             1,504        1,654     613       0               731        0         0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets(b) - total                   1,121        1,263   1,200   1,521       N/A   1,672    1,317       967      1,317
  Amount deferred                             1,121        1,263     492       0               574        0         0          0
World Growth(b) - total                       1,204        1,338   1,283   1,604       N/A   1,755    1,400     1,050      1,400
  Amount deferred                             1,204        1,338     533       0               603        0         0          0
World Income(b) - total                       1,288        1,413   1,367   1,688       N/A   1,839    1,483     1,133      1,483
  Amount deferred                             1,288        1,413     575       0               632        0         0          0
World Technologies(c) - total                 1,104        1,246   1,192   1,504       N/A   1,655    1,300       950      1,300
  Amount deferred                             1,104        1,246     492       0               569        0         0          0

FOR PORTFOLIOS WITH FISCAL PERIOD ENDING NOVEMBER 30

Tax-Free High Yield(a) - total                3,063        2,546   2,792   3,113       308   3,414    3,108     2,708      3,108
  Amount deferred                             3,063        2,546   1,396       0         0   1,154        0         0          0



  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation. Ms. Blatz was not a Board member as of Dec. 31, 2005 and therefore is not included in the table.

 ** Mr. Carroll retired as a member of the Board, effective Nov. 10, 2005. Mr. DeSimone retired as a Board member, effective Sept. 8, 2005.
(a)  Ceased operation on Oct. 18, 2005.
(b)  Ceased operation on Nov. 8, 2005.
(c)  Ceased operation on Dec. 6, 2005.
(d)  Ceased operation on Jan. 12, 2006.

(e)  Ceased operation on Feb. 3, 2006.

Statement of Additional Information - March 1, 2006                     Page 165

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 33. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES as of 30 days after the end of the fund's fiscal period

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31

Portfolio Builder Aggressive       Ameriprise Financial, Inc.                                          11.44%
                                   Minneapolis, MN

                                   Charles Schwab & Co., Inc.                                          88.56%
                                   (Charles Schwab) a brokerage
                                   firm in San Francisco, CA

Portfolio Builder Conservative     Ameriprise Financial                                               100.00%

Portfolio Builder Moderate         Ameriprise Financial                                                46.90%

                                   Charles Schwab                                                      53.10%

Portfolio Builder Moderate         Ameriprise Financial                                                21.82%
Aggressive
                                   Charles Schwab                                                      78.18%

Portfolio Builder Moderate         Ameriprise Financial                                               100.00%
Conservative

Portfolio Builder Total Equity     Ameriprise Financial                                                12.34%

                                   Charles Schwab                                                      87.66%

Small Company Index                Charles Schwab                   9.96%

                                   Ameriprise Trust Company                                            65.78%
                                   Minneapolis, MN

                                   Asbestos Workers Local 34                                           25.78%
                                   Minneapolis, MN

S&P 500 Index**                    Clients of American
                                   Enterprise Investment
                                   Services, Inc. (AEIS), a
                                   brokerage firm, Minneapolis,
                                   MN

FUNDS WITH FISCAL PERIOD ENDING MARCH 31
Equity Value                       Ameriprise Financial                                      100.00%

                                   Ameriprise Trust Company                                            98.74%

                                   John C. Mullarkey                                  6.37%
                                   Willowbrook, IL

Precious Metals                    Charles Schwab                  17.51%                              95.29%

                                   John E. Bridgman                                   6.10%
                                   Minneapolis, MN

                                   Richard L. and                                     5.71%
                                   Susan Angela Venerable
                                   Argyle, TX


Statement of Additional Information - March 1, 2006                     Page 166

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                Charles Schwab                  17.79%                     99.46%

                                   Portfolio Builder Aggressive                               19.88%
                                   Fund

                                   Portfolio Builder Moderate                                 20.83%
                                   Fund

                                   Portfolio Builder Moderate                                 32.40%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.90%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.15%
                                   Equity Fund

Small Cap Growth                   Charles Schwab                  15.25%

                                   Portfolio Builder Aggressive                               19.88%
                                   Fund

                                   Portfolio Builder Moderate                                 20.83%
                                   Fund

                                   Portfolio Builder Moderate                                 32.39%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.91%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.16%
                                   Equity Fund

                                   Ameriprise Trust Company                                            69.43%

Strategy Aggressive                Ameriprise Financial                                      100.00%

                                   Met Life                                                            93.94%
                                   Jersey City, NJ

FUNDS WITH FISCAL PERIOD ENDING MAY 31

Aggressive Growth                  Charles Schwab                   5.02%                              58.52%

                                   AEIS                                               5.10%

                                   Roger J., Sylvia Ann and                          11.31%
                                   Matthew Thompson
                                   Eagle, ID

                                   Portfolio Builder Moderate                                 20.70%
                                   Fund

                                   Portfolio Builder Moderate                                 32.87%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.66%
                                   Fund

                                   Portfolio Builder Total                                    19.10%
                                   Equity Fund

                                   Portfolio Builder Moderate                                  5.89%
                                   Conservative Fund

                                   Ameriprise Financial                                                41.49%

Fundamental Growth                 Charles Schwab                   7.00%                              44.41%

                                   AEIS                                               5.91%

                                   Portfolio Builder Moderate                                 20.72%
                                   Fund

                                   Portfolio Builder Moderate                                 32.87%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.62%
                                   Fund

                                   Portfolio Builder Total                                    19.09%
                                   Equity Fund

                                   Portfolio Builder Moderate                                  5.92%
                                   Conservative Fund

                                   Terry H. Henson                                    8.46%
                                   Fairmount, GA

                                   Nancy P. Kofranek                                  5.50%
                                   Oxnard, CA

                                   Ameriprise Financial                                                55.60%                73.50%*


Statement of Additional Information - March 1, 2006                     Page 167

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value                  Charles Schwab                  14.97%                              98.09%

                                   Portfolio Builder Moderate                                 20.73%
                                   Fund

                                   Portfolio Builder Moderate                                 32.89%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.61%
                                   Fund

                                   Portfolio Builder Total                                    19.09%
                                   Equity Fund

                                   Portfolio Builder Moderate                                 5.91%
                                   Conservative Fund

High Yield Bond                    Charles Schwab                  11.00%

                                   Ameriprise Financial                                      100.00%

                                   Met Life                                                            50.50%

Select Value                       Charles Schwab                  11.34%                              76.29%

                                   Portfolio Builder Moderate                                 20.78%
                                   Fund

                                   Portfolio Builder Moderate                                 32.82%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.62%
                                   Fund

                                   Portfolio Builder Total                                    18.99%
                                   Equity Fund

                                   Portfolio Builder Moderate                                  5.99%
                                   Conservative Fund

                                   Ameriprise Financial                                                23.71%

Selective                          Portfolio Builder                                          15.80%
                                   Conservative Fund

                                   Portfolio Builder Moderate                                 35.47%
                                   Fund

                                   Portfolio Builder Moderate                                 32.15%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 13.84%
                                   Conservative Fund

                                   Ameriprise Financial                                                97.47%

Short Duration                     Charles Schwab                  10.00%
U.S. Gov't

                                   Portfolio Builder                                          29.71%
                                   Conservative Fund

                                   Portfolio Builder Aggressive                               24.34%
                                   Fund

                                   Portfolio Builder Moderate                                 45.92%
                                   Conservative Fund

                                   Ameriprise Financial                                                22.34%

Small Cap Equity                   Charles Schwab                  21.21%                              91.36%

                                   Portfolio Builder Moderate                                 20.87%
                                   Fund

                                   Portfolio Builder Moderate                                 32.65%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.66%
                                   Fund

                                   Portfolio Builder Total                                    19.08%
                                   Equity Fund

                                   Portfolio Builder Moderate                                  5.89%
                                   Conservative Fund

                                   Ameriprise Financial                                                 8.64%


Statement of Additional Information - March 1, 2006                     Page 168

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                    Charles Schwab                  21.84%                              94.45%

                                   Portfolio Builder Moderate                                          20.92%
                                   Fund

                                   Portfolio Builder Moderate                                          32.79%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                                        19.46%
                                   Fund

                                   Portfolio Builder Total Equity                                      19.06%
                                   Fund

                                   Portfolio Builder Moderate                                           5.88%
                                   Conservative Fund

                                   Ameriprise Financial                                                 5.55%

U.S. Gov't Mortgage                Charles Schwab                  15.46%                              70.83%

                                   Ameriprise Financial                                      100.00%

Value                              Charles Schwab                  12.97%                              93.22%

                                   Portfolio Builder Moderate                                 20.70%
                                   Fund

                                   Portfolio Builder Moderate                                 32.86%
                                   Aggressive Fund

                                   Portfolio Builder Aggressive                               19.65%
                                   Fund

                                   Portfolio Builder Total                                    19.11%
                                   Equity Fund

                                   Portfolio Builder Moderate                                  5.92%
                                   Conservative Fund

                                   Ameriprise Financial                                                 6.78%

FUNDS WITH FISCAL PERIOD ENDING JUNE 30

Dividend Opportunity               Charles Schwab                  10.51%                             100.00%

                                   Ameriprise Financial                                      100.00%

Insured                            J. Haley Stephens and                              7.19%
Tax-Exempt                         Lynne S. Kelly as the
                                   Trustees of the Mary
                                   M. Stephens Irrevocable
                                   Trust, Calhoun, GA

                                   Ameriprise Financial                                               100.00%

California                         Arthur Mendel and                                  6.50%
Tax-Exempt                         Dorothy Mendel as the
                                   Trustees of the Dorothy
                                   M. Mendel Irrevocable
                                   Trust, Richmond, CA

Massachusetts                      Charles Schwab                   6.56%
Tax-Exempt
                                   June P. Venette and Norman E.                      9.24%
                                   Venette as the Trustees of
                                   the Norman E. Venette
                                   Revocable Trust, Orange, MN

                                   Donal A. Simard and                                7.14%
                                   Claire G. Simard,
                                   Ipswich, MA

                                   Alphonse A. Di Nardo and                           6.30%
                                   Linda Di Nardo,
                                   Leominster, MA

                                   Harvey W. Levin and Phyllis                        6.10%
                                   Levin, Swampscott, MA

                                   Rita Hashem, Tewksbury, MA                         5.18%


Statement of Additional Information - March 1, 2006                     Page 169

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                           Charles Schwab                   5.39%
Tax-Exempt
                                   Chester V. Mysliwiec and                  7.02%
                                   Rose M. Mysliwiec as the
                                   Trustees of the Rose
                                   M. Mysliwiec Living Trust,
                                   Grand Rapids, MI

                                   Barry J. Fishman and                              10.96%
                                   Teresa A. McMahon, as
                                   Trustees for the Barry
                                   J. Fishman Living Trust,
                                   AnnArbor, MI

                                   Ray W. Butler and                                  7.04%
                                   Gertrude E. Butler,
                                   Clarkston, MI

                                   R. Paul Minger and                                 5.55%
                                   Diane E. Minger, Huntley, IL

New York                           Charles Schwab                   5.11%
Tax-Exempt
                                   Dana Brandwein and                                 7.80%
                                   Daniel Oates, Sharon, CT

                                   Arthur Ezersky and                                 7.28%
                                   Sandra Ezersky, Woodbury, NY

                                   Charles D. Adler and                               5.91%
                                   Judith E. Adler,
                                   New York, NY

Ohio Tax-Exempt                    Charles Schwab                   5.54%

                                   Sandra K. Ogle,                           5.14%
                                   Strongsville, OH

                                   Richard L. Sears, Parma, OH                        6.32%

                                   Joseph A. Sears, Berea, OH                         6.32%

                                   James N. Sears, Columbus, OH                       6.32%

                                   David A. Sears,                                    6.10%
                                   Brunswick, OH

Real Estate                        Charles Schwab                  10.23%                              62.53%

                                   Ameriprise Financial                                                37.47%                37.38%*

                                   Portfolio Builder Aggressive                               15.20%
                                   Fund

                                   Portfolio Builder                                           5.32%
                                   Conservative Fund

                                   Portfolio Builder Moderate                                 25.63%
                                   Fund

                                   Portfolio Builder Moderate                                 31.33%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 10.35%
                                   Conservative Fund

                                   Portfolio Builder Total                                    12.14%
                                   Equity Fund

FUNDS WITH FISCAL PERIOD ENDING JULY 31

Cash Management                    Ameriprise Trust Company                                            96.61%

                                   Jerry J. and Roma J. Meyer,                       10.41%
                                   Williamsburg, IN


Statement of Additional Information - March 1, 2006                     Page 170

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond                          IDS Life Insurance Company,     17.56%                               9.64%
                                   Minneapolis, MN

                                   Charles Schwab                  13.23%                              90.36%

                                   Frank S. Gregory, Derry, NH                        6.27%

                                   Portfolio Builder                                          12.18%
                                   Conservative Fund

                                   Portfolio Builder Moderate                                 41.33%
                                   Fund

                                   Portfolio Builder Moderate                                 32.45%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 10.22%
                                   Conservative Fund

                                   Ameriprise Financial                                                                      73.57%*

Disciplined Equity                 Charles Schwab                  10.87%                              60.92%

                                   Emanuel A. and Kelly                               9.56%
                                   D. Madeira, S. Dartmouth, MA

                                   Brian L. and Mary Jane Hopp,                       8.25%
                                   Beldenville, WI

                                   Linda L. Lane, Bay Pines, FL                       6.29%

                                   Paul M. and Nikki S. Farmer,                       5.48%
                                   Franklin, TN

                                   Evelyn F. and Steven Couture,                      5.10%
                                   Plymouth, MN

                                   Portfolio Builder Aggressive                               19.61%
                                   Fund

                                   Portfolio Builder Moderate                                 20.63%
                                   Fund

                                   Portfolio Builder Moderate                                 33.09%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.85%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.09%
                                   Equity Fund

                                   Ameriprise Financial                               7.02%            39.08%                68.54%*

Discovery                          Ameriprise Trust Company                                           100.00%

                                   Hal C. Beckley and                                67.22%
                                   William A. Beckley,
                                   Branford, CT

                                   Teresa M. and Carl                                12.28%
                                   Greenfield, Seattle, WA

                                   Terence J. Benka,                                  8.37%
                                   Milwaukee, WI

                                   Ameriprise Financial                               7.91%

Growth                             Charles Schwab                   6.58%

                                   Ameriprise Trust Company                                            98.98%

                                   Portfolio Builder Aggressive                               19.66%
                                   Fund

                                   Portfolio Builder Moderate                                 20.71%
                                   Fund

                                   Portfolio Builder Moderate                                 33.04%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.79%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.08%
                                   Equity Fund


Statement of Additional Information - March 1, 2006                     Page 171

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Income Opportunities               Charles Schwab                  19.59%                              97.45%

                                   Portfolio Builder Aggressive                               12.71%
                                   Fund

                                   Portfolio Builder Moderate                        95.78%   53.17%
                                   Fund

                                   Portfolio Builder Moderate                                 24.77%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  9.33%
                                   Conservative Fund

Inflation Protected Securities     Charles Schwab                  18.04%

                                   IDS Life Insurance Company,                                        100.00%
                                   Minneapolis, MN

                                   Portfolio Builder                                          10.20%
                                   Conservative Fund

                                   Portfolio Builder Moderate                                 37.97%
                                   Fund

                                   Portfolio Builder Moderate                                 31.86%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 19.95%
                                   Conservative Fund

                                   Ameriprise Financial                                                                      28.37%*

Large Cap Equity                   Charles Schwab                   5.48%                              76.80%

                                   Ameriprise Financial                                                 5.53%

                                   Wells Fargo Bank as Tr of                                           17.67%
                                   the Holland American Line,
                                   Minneapolis, MN

                                   Portfolio Builder Aggressive                               19.57%
                                   Fund

                                   Portfolio Builder Moderate                                 20.74%
                                   Fund

                                   Portfolio Builder Moderate                                 33.37%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.61%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.05%
                                   Equity Fund

Large Cap Value                    Charles Schwab                  15.35%                              90.06%

                                   Portfolio Builder Aggressive                               19.72%
                                   Fund

                                   Portfolio Builder Moderate                                 20.66%
                                   Fund

                                   Portfolio Builder Moderate                                 33.08%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.74%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.05%
                                   Equity Fund

                                   Ameriprise Financial                                                 9.94%                27.93%*



Statement of Additional Information - March 1, 2006                     Page 172

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Limited                            Charles Schwab                  18.26%                              83.70%
Duration Bond
                                   Donald and Elizabeth L.                            7.22%
                                   Snow, Derry, NH

                                   Sylvia Cohen, Stockton, CA                         5.33%

                                   Portfolio Builder Aggressive                               17.24%
                                   Fund

                                   Portfolio Builder                                          14.41%
                                   Conservative Fund

                                   Portfolio Builder Moderate                                 14.27%
                                   Fund

                                   Portfolio Builder Moderate                                 23.98%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 30.10%
                                   Conservative Fund

                                   IDS Life Insurance Company,                                         16.30%
                                   Minneapolis, MN

                                   Ameriprise Financial                                                                      42.41%*

New Dimensions                     Charles Schwab                   5.32%

                                   Ameriprise Trust Company                                            82.79%

                                   Portfolio Builder Aggressive                               19.67%
                                   Fund

                                   Portfolio Builder Moderate                                 20.73%
                                   Fund

                                   Portfolio Builder Moderate                                 33.04%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.83%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.00%
                                   Equity Fund

FUNDS WITH FISCAL PERIOD ENDING AUGUST 31

Diversified Bond                   Charles Schwab                   6.35%

                                   Ameriprise Financial                                      100.00%

                                   Ameriprise Trust Company                                            96.62%

FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30

Balanced                           Ameriprise Trust Company                                            99.75%

Diversified Equity Income          Charles Schwab                  14.71%

                                   Portfolio Builder Aggressive                               19.55%
                                   Fund

                                   Portfolio Builder Moderate                                 20.65%
                                   Fund

                                   Portfolio Builder Moderate                                 32.82%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.94%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.24%
                                   Equity Fund

                                   Ameriprise Trust Company                                            48.32%

                                   Wells Fargo Bank,                                                   26.69%
                                   Minneapolis, MN

                                   Holland American Life,                                              18.68%
                                   Minneapolis, MN


Statement of Additional Information - March 1, 2006                     Page 173

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                      Charles Schwab                  23.23%                              98.04%

                                   Portfolio Builder Aggressive                               19.70%
                                   Fund

                                   Portfolio Builder Moderate                                 20.63%
                                   Fund

                                   Portfolio Builder Moderate                                 32.79%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.89%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.15%
                                   Equity Fund

Stock                              Portfolio Builder Aggressive                               19.51%
                                   Fund

                                   Portfolio Builder Moderate                                 20.77%
                                   Fund

                                   Portfolio Builder Moderate                                 32.83%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.86%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.19%
                                   Equity Fund

                                   Ameriprise Trust Company                                            99.43%

Strategic Allocation               Ameriprise Trust Company                                            86.71%

                                   Charles Schwab                                                      10.88%

FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31

Emerging Markets                   Charles Schwab & Co., Inc.      12.32%                              21.62%
                                   a brokerage firm

                                   Portfolio Builder Aggressive                               19.93%
                                   Fund

                                   Portfolio Builder Moderate                                 20.98%
                                   Fund

                                   Portfolio Builder Moderate                                 33.61%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.86%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.56%
                                   Equity Fund

                                   Ameriprise Trust Company                                            78.38%

European Equity                    Charles Schwab & Co., Inc.      13.65%                              83.54%
                                   a brokerage firm

                                   Ameriprise Financial                                      100.00%   16.46%

                                   Marilyn O. Matthews Trust,                         6.66%
                                   Pasadena, CA

Global Balanced                    Charles Schwab & Co., Inc.      13.63%
                                   a brokerage firm

                                   Sherman D. Deponte, Kula, HI                       6.57%

                                   Ameriprise Trust Company                                            99.98%

Global Bond                        Charles Schwab & Co., Inc.      17.78%                             100.00%
                                   a brokerage firm

                                   Portfolio Builder Aggressive                               7.35%
                                   Fund

                                   Portfolio Builder Moderate                                33.94%
                                   Fund

                                   Portfolio Builder Moderate                                 43.77%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                 13.63%
                                   Conservative Fund


Statement of Additional Information - March 1, 2006                     Page 174

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
Global Equity                      Charles Schwab & Co., Inc.       9.77%
                                   a brokerage firm

                                   Ameriprise Trust Company                                            91.14%

                                   Met Life Securities, Inc.,                                           6.60%
                                   Jersey City, NJ


Global Technology                  Charles Schwab & Co., Inc.      11.28%                               8.47%
                                   a brokerage firm

                                   Ameriprise Trust Company                                            91.41%

                                   Ameriprise Financial                                      100.00%

International Aggressive Growth    Charles Schwab & Co., Inc.      12.26%                              96.77%
                                   a brokerage firm

                                   Portfolio Builder Aggressive                               19.54%
                                   Fund

                                   Portfolio Builder Moderate                                 20.56%
                                   Fund

                                   Portfolio Builder Moderate                                 32.71%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.89%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.36%
                                   Equity Fund

International Equity               Ameriprise Financial            10.60%                              16.12%                34.62%*

                                   Charles Schwab & Co., Inc.       9.95%                              83.88%
                                   a brokerage firm

                                   Daniel and Linda L. Miklovic,                      5.64%
                                   St. Louis, MO

                                   Portfolio Builder Aggressive                               19.54%
                                   Fund

                                   Portfolio Builder Moderate                                 20.72%
                                   Fund

                                   Portfolio Builder Moderate                                 32.85%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.85%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.18%
                                   Equity Fund

International Opportunity          Charles Schwab & Co., Inc.      13.25%                              91.29%
                                   a brokerage firm

                                   Portfolio Builder Aggressive                               19.62%
                                   Fund

                                   Portfolio Builder Moderate                                 20.37%
                                   Fund

                                   Portfolio Builder Moderate                                 32.56%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.91%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.55%
                                   Equity Fund

                                   Met Life, Jersey City, NJ                                            8.71%


Statement of Additional Information - March 1, 2006                     Page 175

                                         SHAREHOLDER NAME,                                                      PERCENT OF FUND
               FUND                       CITY AND STATE         CLASS A  CLASS B  CLASS C  CLASS I  CLASS Y  (IF GREATER THAN 25%)
-----------------------------------------------------------------------------------------------------------------------------------
International Select Value         Charles Schwab & Co., Inc.      18.74%                              98.10%
                                   a brokerage firm

                                   Portfolio Builder Aggressive                               19.50%
                                   Fund

                                   Portfolio Builder Moderate                                 20.58%
                                   Fund

                                   Portfolio Builder Moderate                                 32.74%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  5.89%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.34%
                                   Equity Fund

International Small Cap            Charles Schwab & Co., Inc.      14.80%                              79.44%
                                   a brokerage firm

                                   Ameriprise Financial            15.62%                              20.56%

                                   Portfolio Builder Aggressive                               19.35%
                                   Fund

                                   Portfolio Builder Moderate                                 20.51%
                                   Fund

                                   Portfolio Builder Moderate                                 32.44%
                                   Aggressive Fund

                                   Portfolio Builder Moderate                                  6.15%
                                   Conservative Fund

                                   Portfolio Builder Total                                    19.20%
                                   Equity Fund

FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30

Intermediate                       Charles Schwab                  10.63%
Tax-Exempt

                                   Ameriprise Financial                                               100.00%

Mid Cap Growth                     Charles Schwab                   6.39%

                                   Ameriprise Trust Company                                            92.43%

Portfolio Builder Aggressive Fund                                                             19.67%

Portfolio Builder Moderate Fund                                                               20.48%

Portfolio Builder Moderate                                                                    32.47%
Aggressive Fund

Portfolio Builder Moderate                                                                     5.81%
Conservative Fund

Portfolio Builder Total Equity                                                                19.81%
Fund

Tax-Exempt Bond                    Ameriprise Financial                                               100.00%

Tax-Exempt                         Ameriprise Financial                                               100.00%
High Income

FUNDS WITH FISCAL PERIOD ENDING DECEMBER  31

Tax-Exempt                         None
Money Market

 * Combination of Ameriprise Financial initial capital and Portfolio Builder Fund investments in Class I shares.

** American Enterprise Investment Services, Inc. (AEIS), Minneapolis, MN holds of record 100% of Class D shares and 85.59% of Class E shares.

Statement of Additional Information - March 1, 2006                     Page 176

A fund may serve as an underlying investment of the RiverSource Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the Portfolio Builder Funds share the same officers, directors, and investment manager, RiverSource Investments. The Portfolio Builder Funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the Portfolio Builder Funds in a fund may represent a significant portion of a fund. Because the Portfolio Builder Funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the Portfolio Builder Funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Ameriprise Financial or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the Portfolio Builder Funds, may be deemed a beneficial owner of the shares of an underlying fund held by the Portfolio Builder Funds, and such shares, together with any initial capital investment by Ameriprise Financial or an affiliate represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements contained in a fund's Annual Report were audited by the independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the fund.


Satement of Additional Information - March 1, 2006                      Page 177

                                                                      APPENDIX A
                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     -    Nature of and provisions of the obligation.


     - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


Statement of Additional Information - March 1, 2006                     Page 178

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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FITCH'S LONG-TERM DEBT RATINGS

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


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CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


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MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


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FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S:Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


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                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

California Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, Minnesota Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax-exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

     - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

     -    natural disasters and ecological or environmental concerns;

     - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

     - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

     - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.


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                                                                      APPENDIX C

                             INSURED TAX-EXEMPT FUND

INSURANCE

The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.

Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty), MBIA Insurance Corporation (MBIA) or a comparable insurer or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.

Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

NEW ISSUE INSURANCE. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.

PORTFOLIO INSURANCE. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, the insurer is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, the insurer applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment manager. The insurer's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

SECONDARY MARKET INSURANCE. The Fund may at any time purchase from MBIA, Financial Guaranty or a comparable insurer a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.


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By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force. Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.

The following information regarding these insurers has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 50 states and the District of Columbia. Financial Guaranty is a subsidiary of FGIC Corporation, a Delaware holding company, which is a subsidiary of General Electric Capital Corporation. Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of Municipal Bonds held in unit investment trust and mutual fund portfolios, provides New Issue Insurance and insurance for secondary market issues of Municipal Bonds and for portions of new and secondary market issues of Municipal Bonds. The claims-paying ability of Financial Guaranty is rated "AAA" by Standard & Poor's Ratings Services ("S&P) and Fitch Ratings. ("Fitch") and "Aaa" by Moody's Investor Service, Inc. ("Moody's") (collectively, the "Rating Agencies").

MBIA, formerly known as Municipal Bond Investors Assurance Corporation, is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA is domiciled in the State of New York and licensed to do business in all 50 states and the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The claims-paying ability of MBIA is rated "AAA" by S&P and Fitch and "Aaa" by Moody's.

GOVERNMENT SECURITIES

The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.


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                                                                      APPENDIX D

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                                                 S-6500 G (3/06)

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